Filed with the Securities and Exchange Commission on February 27, 1996

                                                             File No. 33-16056
                                                             File No. 811-5255
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

     Pre-Effective Amendment No. __                   _
     Post-Effective Amendment No.  9                  x

                                       and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

     Amendment No. 11                                 x

              THE RODNEY SQUARE INTERNATIONAL SECURITIES FUND, INC.
              -----------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

    RODNEY SQUARE NORTH, 1100 NORTH MARKET STREET, WILMINGTON, DE 19890-0001
    ------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code:  (302) 651-8280

                             Marilyn Talman, Esquire
                      Rodney Square Management Corporation
                  Rodney Square North, 1100 North Market Street
                              Wilmington, DE  19890-0001
                  ---------------------------------------------
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective

     __   immediately upon filing pursuant to paragraph (b)
      X   on March 1, 1996 pursuant to paragraph (b)
     __   60 days after filing pursuant to paragraph (a)(1)
     __   on                   pursuant to paragraph (a)(1)
     __   75 days after filing pursuant to paragraph (a)(2)
     __   on                  pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

     __   This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Registrant has filed a declaration registering an indefinite amount of securities pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. Registrant filed the notice required by Rule 24f-2 for its fiscal year ended October 31, 1995 on or about December 22, 1995.

             TOTAL NUMBER OF PAGES: ____ EXHIBIT INDEX ON PAGE: ____

               THE RODNEY SQUARE INTERNATIONAL EQUITY FUND

    Calculation of Registration Fee under the Securities Act of 1933
    ================================================================


Title of                    Proposed       Proposed
Securities   Amount         Maximum        Maximum         Amount of
Being        Being          Offering Price Aggregate       Registration
Registered   Registered     Per Share      Offering Price  Fee
----------   ----------     -------------- --------------  ------------

Shares of
Common
Stock        744,011        $12.92         $290,000*       $100.00*


The fee for the above shares to be registered by this filing has been computed on the basis of the price in effect on February 13, 1996.





* Calculation of the proposed maximum aggregate offering price has been made pursuant to Rule 24e-2 under the Investment Company Act of 1940. During its fiscal year ended October 31, 1995, Registrant redeemed or repurchased shares of common stock in the aggregate amount of $10,562,105. During its current fiscal year, Registrant used $1,239,487 of this amount for a reduction pursuant to paragraph (c) of Rule 24f-2 under the Investment Company Act of 1940. Registrant is filing this post-effective amendment to use the remaining $9,322,618 of the total redemptions and repurchases during its fiscal year ended October 31, 1995 to reduce the fee that would otherwise be required for the shares registered hereby. During its current fiscal year Registrant has filed no other post-effective amendments for the purpose of the reduction pursuant to paragraph (a) of Rule 24e-2.

                              CROSS-REFERENCE SHEET

                    THE RODNEY SQUARE INTERNATIONAL EQUITY FUND

                           Items Required By Form N-1A

                              PART A - PROSPECTUS*

ITEM NO.       ITEM CAPTION             PROSPECTUS CAPTION
--------       ------------             ------------------
  1.           Cover Page               Cover Page
  2.           Synopsis                 Expense Table
  3.           Condensed Financial      Financial Highlights
                 Information            Performance Information
  4.           General Description      Questions and Answers about the Fund
                 of Registrant          Investment Objective and Policies
                                        Special Considerations and Risks
                                        Description of the Fund
  5.           Management of the Fund   Questions and Answers about the Fund
                                        Management of the Fund
  5A.          Management's Discussion  [Contained in Fund's Annual Report,
                 of Fund Performance      President's Letter]
  6.           Capital Stock and        Questions and Answers about the Fund
                 Other Securities       Dividends, Other Distributions
                                          and Taxes
                                        Description of the Fund
  7.           Purchase of Securities   Questions and Answers about the Fund
                 Being Offered          Purchase of Shares
                                        Management of the Fund
                                        How Net Asset Value is Determined
  8.           Redemption or            Questions and Answers about the Fund
               Repurchase               Shareholder Accounts
                                        Redemption of Shares
                                        Exchange of Shares
  9.           Pending Legal            Not Applicable
                 Proceedings

                              CROSS-REFERENCE SHEET

                    THE RODNEY SQUARE INTERNATIONAL EQUITY FUND

                     Items Required By Form N-1A (continued)

                  PART B - STATEMENT OF ADDITIONAL INFORMATION*

                                          CAPTION IN STATEMENT OF
ITEM NO.            ITEM CAPTION          ADDITIONAL INFORMATION
--------            ------------          -----------------------
  10.               Cover Page            Cover Page
  11.               Table of Contents     Table of Contents
  12.               General Information   Not Applicable
                      and History
  13.               Investment Objectives Investment Policies
                      and Policies        Investment Limitations
                                          Portfolio Transactions
  14.               Management of the     Directors and Officers
                      Registrant
  15.               Control Persons and   Directors and Officers
                      Principal Holders   Other Information
                      of Securities
  16.               Investment Advisory   Investment Management Services
                      and Other Services  Wilmington Trust Company
  17.               Brokerage Allocation  Portfolio Transactions
  18.               Capital Stock and     Description of the Fund
                      Other Securities    Net Asset Value
  19.               Purchase, Redemption  Net Asset Value
                      and Pricing of      Redemptions
                      Securities Being    Administration, Accounting and
                      Offered               Distribution Agreements and Rule
                                            12b-1 Plan
  20.               Tax Status            Taxes
  21.               Underwriters          Administration, Accounting and
                                            Distribution Agreements and Rule
                                            12b-1 Plan
  22.               Calculations of       Performance Information
                      Performance Data
  23.               Financial Statements  Financial Statements

[Graphic] Ceasar
     Rodney upon his gallopping horse
     facing right, reverse image on dark background
     THE RODNEY SQUARE
       INTERNATIONAL
       EQUITY FUND
------------------------------------------------------------------------------
     The Rodney Square International Equity Fund (the "Fund") is a diversified series of The Rodney Square International Securities Fund, Inc. (the "Corporation"), an open-end investment company. The Fund seeks long-term capital appreciation primarily through investments in equity securities (including convertible securities) of issuers located outside the United States. It is designed to offer long-term investors, who are willing to assume the risks associated with investing in foreign securities, the opportunity to participate in a professionally managed, diversified portfolio of foreign securities.

     Wilmington Trust Company ("WTC"), the Fund's investment adviser, is responsible for providing investment management and related services to the Fund and ordinarily delegates investment management responsibilities to at least two different portfolio advisers utilizing separate investment approaches to achieve the Fund's objective. The goals of this multiple adviser technique are to reduce the volatility of the Fund's net asset value and to achieve long-term performance that is superior to that which is likely to be achieved by any one sub-adviser through multiple investment approaches. The sub-advisers of the Fund are Scudder, Stevens & Clark, Inc. and Clemente Capital, Inc.
                                  PROSPECTUS
                                 MARCH 1, 1996

     This Prospectus sets forth concisely information about the Fund that you should know before investing. Please read and retain this document for future reference. A Statement of Additional Information (dated March 1, 1996)
containing additional information about the Fund has been filed with the Securities and Exchange Commission and, as amended or supplemented from time to time, is incorporated by reference herein. A copy of the Statement of
Additional Information including the Fund's most recent Annual Report to Shareholders may be obtained, without charge, from certain institutions such as banks or broker-dealers that have entered into servicing agreements ("Service Organizations") with Rodney Square Distributors, Inc., by calling the number below, or by writing to Rodney Square Distributors, Inc. at the address noted on the back cover of this Prospectus. Rodney Square Distributors, Inc. is a wholly owned subsidiary of WTC, a bank chartered in the state of Delaware.
------------------------------------------------------------------------------
   FOR FURTHER INFORMATION OR ASSISTANCE IN OPENING AN ACCOUNT, PLEASE CALL:
   *  NATIONWIDE..............................................(800) 336-9970
------------------------------------------------------------------------------
SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, WILMINGTON TRUST COMPANY, NOR ARE THE SHARES INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
PROSPEC.DOC

------------------------------------------------------------------------------
EXPENSE TABLE
------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION COSTS*
Maximum sales load on purchases of shares
  (as a percentage of public offering price)...........           4.00%
                                                                 -----

ANNUAL OPERATING EXPENSES
(as a percentage of average net assets)


Advisory Fee...........................................           1.00%
12b-1 Fee**............................................           0.04%
                                                                 -----
Other Expenses:
  Administration and Accounting Services Expenses......0.48%
  Other Operating Expenses (after reimbursement)***....0.23%

     Total Other Expenses..............................           0.71%
                                                                 -----
Total Operating Expenses (after reimbursement)***......           1.75%
                                                                 -----


                                        1 YEAR    3 YEARS   5 YEARS   10 YEARS
EXAMPLE****                             ------    -------   -------   --------
You would pay the following expenses
on a $1,000 investment assuming (1) 5%
annual return and (2) redemption at the
end of each time period:                  $57       $93      $131       $238
------------------------

* WTC and Service Organizations may charge their clients a fee for providing administrative or other services in connection with investments in Fund shares. See "Purchase of Shares" for additional information concerning volume reductions, sales load waivers and reduced sales load purchase plans.

** Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. rules regarding investment companies.


*** The expenses and fees set forth in the table are for the fiscal year ended October 31, 1995. WTC has agreed to waive its advisory fee or reimburse the Fund monthly to the extent that expenses of the Fund (excluding taxes, extraordinary expenses, brokerage commissions and interest) exceed an annual rate of 1.75% of its average daily net assets. See "Management of the Fund." In accordance with that agreement, WTC reimbursed a portion of the Fund's expenses for the fiscal year ended October 31, 1995. Without such reimbursement, the Fund's total operating expenses would have been 2.51% of its average daily net assets.

**** The assumption in the Example of a 5% annual return is required by regulations of the Securities and Exchange Commission applicable to all mutual funds; the assumed 5% annual return is not a prediction of, and does not represent, the Fund's projected or actual performance. In the Example, it is assumed that the investor was subject to the maximum sales load (4.00%) on his or her $1,000 investment.

The purpose of the preceding table is solely to aid shareholders and prospective investors in understanding the various expenses that investors in the Fund will bear directly or indirectly.

THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES INCURRED AND RETURNS MAY BE GREATER OR LESSER THAN THOSE SHOWN.

------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------

The following table includes selected per share data and other performance information for the Fund throughout the following years derived from the audited financial statements of the Fund. It should be read in conjunction with the Fund's financial statements and notes thereto appearing in the Fund's Annual Report to Shareholders for the fiscal year ended October 31, 1995, which is included, together with the auditor's unqualified report thereon as part of the Statement of Additional Information.

                              FOR THE FISCAL YEARS ENDED OCTOBER 31,
                     ----------------------------------------------------------
                     1995   1994   1993    1992    1991    1990  1989(1) 1988(1)

NET ASSET VALUE -
  BEGINNING OF
    YEAR............$13.36 $12.35 $ 9.60  $11.64  $11.08  $12.08  $11.02  $10.00

INVESTMENT OPERATIONS:
  Net investment
  income(loss)......  0.03  (0.03)  0.04    0.01    0.18    0.12    0.07    0.14
  Net realized and
    unrealized gain
    (loss) on
    investments and
    foreign currency
    related
    transactions.... (0.25)  1.23   2.71   (1.24)   0.62   (0.71)   1.20    0.92
    Total from
      investment
      operations.... (0.22)  1.20   2.75   (1.23)   0.80   (0.59)   1.27    1.06

DISTRIBUTIONS:
  From net
    investment
    income..........  0.00   0.00   0.00   (0.05)  (0.13)  (0.08)  (0.05) (0.04)
From net realized
    gain on investment
    and foreign
    currency related
    transactions.... (1.00) (0.19)  0.00   (0.76)  (0.11)  (0.33)  (0.16)  0.00
    Total
      distributions. (1.00) (0.19)  0.00   (0.81)  (0.24)  (0.41)  (0.21) (0.04)
NET ASSET VALUE -
  END OF YEAR.......$12.14 $13.36 $12.35  $ 9.60  $11.64  $11.08  $12.08  $11.02
                    ====== ====== ======  ======  ======  ======  ======  ======

TOTAL RETURN (2)...(1.18)%  9.74% 28.65% (11.42)%  7.42% (5.35)%  11.72%  10.58%

                              FOR THE FISCAL YEARS ENDED OCTOBER 31,
                     ---------------------------------------------------------
                     1995   1994    1993    1992    1991   1990 1989(1) 1988(1)

RATIOS (TO AVERAGE
  NET ASSETS)
  /SUPPLEMENTAL DATA:
  Expenses (3)...... 1.75%   1.75%   1.75%   1.75%   1.75%   1.75%   1.75% 1.75%
  Net investment
    income (loss)... 0.29%  (0.21)%  0.37%   0.09%   1.12%   0.93%   0.65% 1.46%
Portfolio turnover
  rate.............. 67.1%   81.2%  148.4%  103.7%   74.5%   57.4%   48.6% 27.5%
Net assets at end
  of period
  (000 omitted)...$15,239 $24,457 $18,945 $20,418 $43,413 $58,533 $64,772$52,659
-------------------
(1) The per share data for the fiscal years ended October 31, 1989 and 1988 was examined by other auditors.

(2) These results do not include the sales load. If the sales load had been included, the returns would have been lower.

(3) WTC absorbed a portion of the Fund's expenses amounting to $.09, $.05, $.19, $.05, $.019, $.002, $.02 and $.02 per share for each of the eight fiscal years in the period ended October 31, 1995, respectively. WTC did not impose a portion of its advisory fee amounting to $.004 and $.003 per share for the fiscal years ended October 31, 1989 and 1988, respectively. If these expenses, including the advisory fee not imposed, had been incurred by the Fund, the ratio of expenses to average daily net assets would have been 2.51%, 2.15%, 3.51%, 2.20%, 1.87%, 1.77%, 1.96% and 1.99%
     for each of the eight fiscal years in the period ended October 31, 1995, respectively.

------------------------------------------------------------------------------
QUESTIONS AND ANSWERS ABOUT THE FUND
------------------------------------------------------------------------------

     The information provided in this section is qualified in its entirety by reference to the more detailed information elsewhere in this Prospectus.

WHAT ARE THE FUND'S INVESTMENT OBJECTIVE AND ITS POLICIES?

          The Fund's investment objective is to seek long-term capital appreciation primarily through investment in equity securities (including convertible securities) of issuers located outside the United States. The Fund invests primarily in common stocks of foreign issuers, but may also invest in convertible bonds and preferred stocks of foreign issuers. The Fund is intended for investors seeking to complement their U.S. investments with a professionally managed portfolio of foreign securities and who can assume the risks involved in investing in foreign securities. (See "Investment Objective and Policies" and "Special Considerations and Risks.")

WHAT ARE THE RISKS TO CONSIDER BEFORE INVESTING?

          The value of the Fund's portfolio securities fluctuates with changes in market and economic conditions abroad and with changes in relative currency values. Thus, the value of an investor's holdings fluctuates and, upon redemption, may be more or less than the investor's cost. Investing in foreign securities also involves special risks such as greater volatility in foreign securities markets, less extensive regulation of foreign brokers, securities, markets and issuers, the possibility of delays in settlement in foreign securities markets and possible expropriation, nationalization, currency controls or confiscatory taxation. The Fund may engage in certain foreign currency, options and futures transactions to attempt to hedge against the overall level of investment and currency risk associated with its present or planned investments. The Fund's participation in the currency, options and futures markets involves certain risks and transaction costs. (See "Special Considerations and Risks.")

HOW CAN YOU BENEFIT BY INVESTING IN THE FUND RATHER THAN BY INVESTING DIRECTLY IN FOREIGN SECURITIES?

          Investing in the Fund offers several key benefits:

          FIRST: The Fund enables investors to participate in a diversified portfolio of foreign securities. An investor ordinarily would have to make numerous separate purchases in order to build a diversified portfolio of foreign securities equivalent to the portfolio of the Fund.

          SECOND: An investor in the Fund will receive the professional investment advice and experience of the Fund's investment adviser and sub-advisers, who receive and study information from around the world regarding foreign investment opportunities.

          THIRD:  By  investing  in the Fund rather than directly  in  foreign securities, an investor will avoid complications and difficulties, including detailed bookkeeping, income collection and custodial arrangements, that are normally associated with direct investment in foreign securities.

WHO IS THE INVESTMENT ADVISER?

          Wilmington Trust Company ("WTC" or the "Adviser") is the investment adviser to the Fund and has overall responsibility for assets under management, provides overall investment strategies and programs for the Fund, allocates assets among the sub-advisers, recommends and monitors sub-advisers and evaluates their performance and may manage certain investments for the Fund directly. (See "Management of the Fund.")

WHAT IS THE MULTIPLE ADVISER TECHNIQUE?

          The Fund's assets are managed by two or more sub-advisers, each of which has entered into an identical sub-advisory agreement with the Adviser and the Fund. Each sub-adviser invests the Fund's assets allocated to it in accordance with the Fund's investment objective and policies and the sub-adviser's investment approach and strategies.

          WTC believes that the use of multiple advisers enhances the Fund's potential to achieve relatively consistent investment performance and, through relatively consistent results, superior long-term performance.

WHO ARE THE SUB-ADVISERS?

          The sub-advisers of the Fund are:

                        Scudder, Stevens & Clark, Inc.
                            Clemente Capital, Inc.

WHAT IS THE ADVISORY FEE?

          The Adviser is paid by the Fund a monthly advisory fee at an annual rate of 1.00% of the Fund's average daily net assets. The advisory fee is higher than the advisory fee paid by most investment companies but not higher than that paid by many funds with a similar investment objective. The Adviser compensates the sub-advisers out of its advisory fee; no sub-adviser receives any direct compensation from the Fund. (See "Management of the Fund.")

WHO IS THE ADMINISTRATOR, TRANSFER AGENT AND ACCOUNTING SERVICES AGENT?

          Rodney Square Management Corporation ("RSMC"), a wholly owned subsidiary of WTC, serves as the Administrator and Transfer Agent of the Fund and provides accounting services for the Fund. (See "Management of the Fund.")

WHO IS THE DISTRIBUTOR?

          Rodney Square Distributors, Inc. ("RSD"), another wholly owned subsidiary of WTC, serves as the Fund's distributor. (See "Management of the Fund.")

HOW DO YOU PURCHASE SHARES OF THE FUND?

          The Fund is designed as an investment vehicle for individual investors, corporations and other institutional investors. Shares may be purchased at their net asset value next determined after a purchase order is received by RSMC and accepted by RSD, plus a sales load equal to a maximum of 4.00% of the offering price, subject to certain waivers and reductions. The minimum initial investment is $1,000, but additional investments may be made in any amount.

          Fund shares are offered on a continuous basis by RSD. Shares may be purchased directly from RSD, by clients of WTC through their trust accounts or by clients of certain institutions such as banks or broker-dealers that have entered into servicing agreements ("Service Organizations") with RSD through their accounts with those Service Organizations. Some Service Organizations may receive payments from RSD which are reimbursed by the Fund under a Plan of Distribution adopted with respect to the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act"). Shares may also be purchased directly by wire or by mail. (See "Purchase of Shares.")

          The Fund and RSD reserve the right to reject new account applications and any purchase orders, and to close, by redemption, an account without a certified Social Security or other taxpayer identification number.

          Please call WTC, your Service Organization or the number listed below for further information about the Fund or for assistance in opening an account.

------------------------------------------------------------------------------
  *      NATIONWIDE............................................(800) 336-9970
------------------------------------------------------------------------------

HOW DO YOU REDEEM SHARES OF THE FUND?

          If you purchased Fund shares through an account at WTC or a Service Organization, you may redeem all or any of your shares in accordance with the instructions pertaining to that account. Other shareholders may redeem any or all of their shares by telephone or by mail. There is no fee charged upon redemption. (See "Redemption of Shares.").

HOW ARE DIVIDENDS PAID?

          Net investment income, net capital gains and net gains from foreign currency transactions, if any, are distributed annually, after the close of the Fund's fiscal year (October 31st). Shareholders may elect to receive dividends and/or other distributions in cash by checking the appropriate boxes on the Application & New Account Registration form at the end of this Prospectus ("Application"). (See "Dividends, Other Distributions and Taxes.")


ARE EXCHANGE PRIVILEGES AVAILABLE?

          You may exchange all or a portion of your Fund shares for shares of any of the other funds in the Rodney Square complex that currently offer their shares to investors, subject to certain conditions. (See "Exchange of Shares.")

------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND POLICIES
------------------------------------------------------------------------------

     The Fund's investment objective is to seek long-term capital appreciation primarily through investments in equity securities (including convertible securities) of issuers located outside the United States. There can be no assurance, of course, that the Fund will achieve its investment objective.

     Under  normal  conditions, the Fund invests at least  65%  of  its  total assets in equity securities (including convertible securities) of issuers whose principal place of business (as determined by the location of the corporate headquarters) is located outside of the United States. Under normal conditions, the Fund invests in issuers located in at least four different countries and not more than 50% of its assets in issuers located in any one country. In addition, the Fund may invest up to 10% of its total assets in securities of other investment companies that invest in the securities of issuers located in certain countries where it is currently impossible or impractical to invest directly. In those cases, Fund shareholders may be subject indirectly to advisory and other expenses of those companies. The Fund also may invest in foreign securities by purchasing European Depository
Receipts ("EDR's"), American Depository Receipts ("ADR's") and other securities convertible into equity securities of issuers located outside the United States. ADR's are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDR's are European receipts evidencing similar arrangements.

     The Fund may also invest in debt securities issued by foreign governments, international agencies and foreign companies which at the time of purchase are rated A or better by Standard & Poor's Ratings Services ("S&P") or A or better by Moody's Investors Service, Inc. ("Moody's") or, if not rated, judged by WTC or one or more of the sub-advisers to be of comparable quality. The value of debt securities generally varies inversely with interest rate changes.

     MULTIPLE ADVISER TECHNIQUE. The allocation of assets among the Fund's sub-advisers is made by WTC, and each sub-adviser makes specific investments for the portion of the assets under its management. (See "Management of the Fund.") Each sub-adviser uses its own investment approach and investment strategies to achieve the Fund's investment objective.


     The primary objective of the multiple adviser structure is to reduce portfolio volatility through multiple investment approaches, a strategy used by many institutional investors. For example, a particular investment approach may be successful in a bear (falling) market, while a different approach may be more successful in a bull (rising) market. The use of multiple investment approaches consistent with the investment objective and policies of the Fund is designed to mitigate the impact of a single sub-adviser's performance in the market cycle during which such sub-adviser's approach is less successful. Each sub-adviser will pursue its approach independently of the other sub-adviser(s). Because it is unlikely that the Fund's sub-advisers will use the same investment approach at any given point in time, the performance of one or more other sub-advisers is expected to dampen the impact of any other sub-adviser's relatively adverse results. Conversely, the successful results of a sub-adviser will be dampened by less successful results of the other sub-adviser(s). There can be no assurance that the expected advantages of the multiple adviser technique will be realized.

     TEMPORARY DEFENSIVE STRATEGIES. For temporary defensive purposes or pending investment, the Fund may hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest all or any portion of its assets in high quality money market instruments of U.S. or foreign issuers, including without limitation bankers' acceptances, certificates of deposit, time deposits, commercial paper, short-term government and corporate obligations, and repurchase agreements that are collateralized by any of the foregoing instruments. The bank obligations in which the Fund may invest (certificates of deposit, bankers' acceptances and time deposits) are limited to those which are issued by banks with at least $5 billion in assets and which are of high quality in the opinion of WTC or one or more of the sub-advisers. For temporary or emergency purposes, the Fund may also borrow an amount not exceeding one-third of the current value of the Fund's assets taken at market value, less liabilities other than borrowings.

     HEDGING STRATEGIES. The Adviser and sub-advisers may use forward currency contracts, options and futures contracts and related options to attempt to hedge the Fund's portfolio. There can be no assurance that such efforts will succeed. Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investment. These hedging techniques are described below and in further detail in the Statement of Additional Information, and the risks associated with these techniques are described below under "Special Considerations and Risks."

     To attempt to hedge against adverse movements in exchange rates between currencies, the Fund may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date. Such contracts may involve the purchase or sale of a foreign currency against the U.S. dollar or may involve two foreign currencies. The Fund may enter into forward currency contracts either with respect to specific transactions or with respect to the Fund's portfolio positions. For example, when the Fund anticipates purchasing or selling a security, it may enter into a forward currency contract in order to set the rate (either relative to the U.S. dollar or another currency) at which a currency exchange transaction related to the purchase or sale will be made. Further, when WTC or a sub-adviser believes that a particular currency may decline compared to the U.S. dollar or another currency, the Fund may enter into a forward contract to sell the currency that WTC or the sub-adviser expects to decline in an amount approximating the value of some or all of the Fund's portfolio securities denominated in that currency.

     The Fund also may sell (write) and purchase put and call options and futures contracts and related options on foreign currencies to hedge against movements in exchange rates. In addition, the Fund may write and purchase put and call options on securities and stock indexes to hedge against the risk of fluctuations in the prices of securities held by the Fund or which WTC or a sub-adviser intends to include in the Fund's portfolio. Stock index options serve to hedge against overall fluctuations in the securities markets rather than anticipated increases or decreases in the value of a particular security.

     Further, the Fund may sell and purchase stock index futures contracts and related options to protect against a general stock market decline that could adversely affect the Fund's portfolio or to hedge against a general stock market or market sector advance to lessen the cost of future securities acquisitions. The Fund may use interest rate futures contracts and related options thereon to hedge the debt portion of its portfolio against changes in the general level of interest rates.

     The Fund will not enter into an options, futures or forward currency contract transaction that exposes the Fund to an obligation to another party unless the Fund either (i) owns an offsetting ("covered") position in securities, currencies, options, futures or forward currency contracts or (ii) has cash, receivables and liquid debt securities with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (i) above.

     REPURCHASE AGREEMENTS. A repurchase agreement is a transaction in which the Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to a bank or dealer at an agreed date and price reflecting a market rate of interest, unrelated to the coupon rate or the maturity of the purchased security. While it is not possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Fund if the other party to the repurchase agreement becomes bankrupt), it is the policy of the Fund to limit repurchase transactions to primary dealers and banks whose creditworthiness has been reviewed and found satisfactory by WTC. Repurchase agreements maturing in more than seven days are considered illiquid for purposes of the Fund's investment limitations. (See following discussion of illiquid securities.)

     ILLIQUID SECURITIES. Under the Fund's investment limitations, the Fund may not invest more than 15% of its net assets in securities that are considered illiquid. For purposes of these limitations repurchase agreements maturing in more than seven days, and securities that are illiquid by virtue of legal or contractual restrictions on resale ("restricted securities") or the absence of a readily available market are considered illiquid securities. Securities that are freely marketable in the country where they are principally traded, but which are not freely marketable in the United States, are not subject to this 15% limit. Similarly, securities that are considered restricted securities by virtue of legal or contractual restrictions on their resale but which are actively traded in the institutional market are not subject to the 15% limit. The Fund may not, however, invest more than 10% of its total assets in restricted equity securities that do not have a readily available market.


     PORTFOLIO TURNOVER. The frequency of portfolio transactions and the Fund's portfolio turnover rate will vary from year to year depending on market conditions. Because a higher portfolio turnover rate increases transaction costs and may increase taxable capital gains, WTC and the sub-advisers carefully weigh the anticipated benefits of short-term investing against these consequences.


     OTHER INFORMATION. The policies set forth above are non fundamental and may be changed by the Corporation's Board of Directors without shareholder approval. In addition to those non fundamental policies, the Fund has adopted certain fundamental investment restrictions, which, like the Fund's investment objective, may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding voting securities as defined in the 1940 Act. The Fund has also adopted certain other non fundamental investment restrictions. A description of these investment restrictions is included in the Statement of Additional Information.

------------------------------------------------------------------------------
SPECIAL CONSIDERATIONS AND RISKS
------------------------------------------------------------------------------
     FOREIGN SECURITIES. Investing in foreign securities involves risks and considerations not normally associated with investing in U.S. markets. For example, most of the Fund's portfolio securities are not registered with the Securities and Exchange Commission (the "SEC"), nor are most of the issuers of the Fund's portfolio securities subject to SEC reporting requirements. Other considerations and risks include the potential of expropriation, nationalization, currency controls, confiscatory taxation, withholding taxes on dividends and interest, less extensive regulation of foreign brokers, securities markets and issuers, less publicly available information, different accounting standards, non-negotiable brokerage commissions, costs incurred in conversions between currencies, lower trading volume and greater volatility, the possibility of delays in settlement in foreign securities markets, limitations on the use or transfer of assets (including suspension of the ability to transfer currency from a given country), the difficulty of enforcing obligations in other countries, and adverse economic, diplomatic, political or social developments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource of self-sufficiency and balance of payments position. To the extent the Fund invests substantially in issuers located in one country, such investments may be subject to greater risk in the event of political or social instability or adverse economic developments affecting that country. While the Fund invests predominantly in securities that are regularly traded on recognized exchanges or in over-the-counter markets, from time to time foreign securities may be difficult to liquidate rapidly without significantly depressing the price of those securities.

     The Fund invests in securities of issuers located in emerging market countries. The risks of investing in foreign securities may be greater with respect to securities of issuers in, or denominated in the currencies of, emerging market countries. The economies of emerging market countries generally have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. In addition to the risks of their generally less stable political, social and economic conditions, emerging market countries also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other developed countries. Disclosure and regulatory standards in many respects are less stringent in emerging market countries than in the United States and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets, and enforcement of existing regulations may be extremely limited. Investing in local markets, particularly in emerging market countries, may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund. Certain emerging market countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

     FOREIGN CURRENCY. Because foreign securities ordinarily are denominated in foreign currencies, changes in foreign currency exchange rates affect the Fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of portfolio securities, and net investment income and capital gains, if any, to be distributed to Fund shareholders. In other words, if the value of a foreign currency declines against the U.S. dollar, the value of Fund assets quoted in such currency will decrease, and conversely, if the value of foreign currency rises against the U.S. dollar, the value of Fund assets quoted in such currency will increase. The rate of exchange between the U.S. dollar and other currencies is determined by various factors, including supply and demand in the foreign exchange markets, international balance of payments, governmental intervention and speculation, and other political and economic conditions.

     COSTS OF FOREIGN INVESTING. The costs attributable to foreign investing are frequently higher than those attributable to domestic investing. For example, the costs of maintaining Fund assets outside the United States exceed the costs of maintaining assets with a U.S. custodian.

     HEDGING STRATEGIES. The use of forward currency contracts, options and futures involves certain investment risks and transaction costs. These risks include: dependence on WTC's and the sub-advisers' ability to predict movements in the prices of individual securities, fluctuations in the general securities markets and movements in interest rates and currency markets; imperfect correlation between movements in the price of currency, options, futures contracts or related options and movements in the price of the currency or security hedged or used for cover; the fact that skills and techniques needed to trade options, futures contracts and related options or to use forward currency contracts are different from those needed to select the securities in which the Fund invests; lack of assurance that a liquid secondary market will exist for any particular option, futures contract or related option at any particular time; and the possible need to defer closing out certain forward currency contracts, options and/or futures contracts in order to continue to qualify for the beneficial tax treatment afforded regulated investment companies under the Internal Revenue Code of 1986, as amended. (See "Taxes" in the Statement of Additional Information.)

------------------------------------------------------------------------------
PURCHASE OF SHARES
------------------------------------------------------------------------------
     HOW TO PURCHASE SHARES. Fund shares are offered on a continuous basis by RSD. Shares may be purchased directly from RSD, by clients of WTC through their trust accounts, or by clients of Service Organizations through their Service Organization accounts. WTC and Service Organizations may charge their clients a fee for providing administrative or other services in connection with investments in Fund shares. A trust account at WTC includes any account for which the account records are maintained on the trust system at WTC. Persons wishing to purchase Fund shares through their accounts at WTC or a Service Organization should contact that entity directly for appropriate instructions. Other investors may purchase Fund shares by mail or by wire as specified below.

     BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to The Rodney Square International Equity Fund, along with a completed Application (included at the end of this Prospectus), to The Rodney Square International Equity Fund, c/o Rodney Square Management Corporation, P.O. Box 8987, Wilmington, DE 19899-9752. A purchase order sent by overnight mail should be sent to the Rodney Square International Equity Fund, c/o Rodney Square Management Corporation, Rodney Square North, 1105 N. Market St., Wilmington, DE 19801. If a subsequent investment is being made, the check should also indicate your Fund account number. When you purchase by check, the Fund may withhold payment on redemptions until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be cancelled and you will be responsible for any losses or fees incurred in that transaction.

     BY WIRE: You may purchase shares by wiring federal funds. To advise the Fund of the wire, and if making an initial purchase, to obtain an account number, you must telephone RSMC at (800) 336-9970. Once you have an account number, instruct your bank to wire federal funds to RSMC c/o Wilmington Trust Company, Wilmington, DE-ABA #0311-0009-2, attention: The Rodney Square International Equity Fund, DDA #2610-605-2, further credit-your account number and your name. If you make an initial purchase by wire, you must promptly forward a completed Application to RSMC at the address stated above under "By Mail."

     INDIVIDUAL RETIREMENT ACCOUNTS. Fund shares may be purchased for a tax-deferred retirement plan such as an individual retirement account ("IRA"). For an Application for an IRA and a brochure describing a Fund IRA, call RSMC at (800) 336-9970. WTC makes available its services as IRA custodian for each shareholder account that is established as an IRA. For these services, WTC receives an annual fee of $10.00 per account, which fee is paid directly to WTC by the IRA shareholder. If the fee is not paid by the date due, Fund shares owned by the IRA will be redeemed automatically for purposes of making the payment.

     AUTOMATIC INVESTMENT PLAN. Shareholders may purchase Fund shares through an Automatic Investment Plan. Under the Plan, RSMC, at regular intervals, will automatically debit a shareholder's bank checking account in an amount of $50 or more (subsequent to the $1,000 minimum initial investment), as specified by the shareholder. A shareholder may elect to invest the specified amount monthly, bimonthly, quarterly, semiannually or annually. The purchase of Fund shares will be effected at their offering price at the close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., Eastern time) on or about the 20th day of the month. To obtain an Application for the Automatic Investment Plan, check the appropriate box of the Application at the end of this Prospectus or call RSMC at (800) 336-9970. This service is generally not available for WTC trust account clients, since similar services are already provided for these customers through WTC. This service may also not be available for Service Organization clients who are provided similar services by those organizations.

     ADDITIONAL PURCHASE INFORMATION. The minimum initial investment is $1,000, but subsequent investments may be made in any amount. WTC and Service Organizations may impose additional minimum customer account and other requirements in addition to this minimum initial investment requirement. The Fund and RSD each reserve the right to reject any purchase order and may suspend the offering of shares for a period of time.

     Purchase orders received by RSMC and accepted by RSD before the close of regular trading on the Exchange on any Business Day of the Fund will be priced at the net asset value per share that is determined as of the close of the Exchange. (See "How Net Asset Value is Determined.") Purchase orders received by RSMC and accepted by RSD after the close of regular trading on the Exchange will be priced as of the close of regular trading on the Exchange on the following Business Day of the Fund. A "Business Day of the Fund " is any day the Exchange, RSMC and the Philadelphia branch office of the Federal Reserve are open for business. The following are not Business Days of the Fund: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and Christmas Day.

     It is the responsibility of WTC or the Service Organization involved to transmit orders for the purchase of shares by its customers to RSMC and to deliver required funds on a timely basis, in accordance with the procedures stated above.

     OFFERING PRICE. Shares of the Fund are offered at its net asset value per share next determined after a purchase order is received by RSMC and accepted by RSD, plus a sales load which, unless shares are purchased under one of the reduced sales load plans described below, will vary with the size of the purchase as shown below:

                            SALES LOAD SCHEDULE

                      SALES LOAD AS A PERCENTAGE OF DISCOUNT TO SERVICE ----------------------------- ORGANIZATIONS AS A
                      OFFERING  NET AMOUNT INVESTED     PERCENTAGE OF
 AMOUNT OF PURCHASE    PRICE     (NET ASSET VALUE)      OFFERING PRICE
--------------------- --------  -------------------  -------------------

     Up to _  $24,999   4.00%         4.17%                  3.50%
   $25,000 _  $49,999   3.50          3.63                   3.05
   $50,000 _  $99,999   3.00          3.09                   2.60
  $100,000 _ $249,999   2.50          2.56                   2.15
  $250,000 _ $499,999   2.00          2.04                   1.70
  $500,000 _ $999,999   1.00          1.01                   0.80
$1,000,000   and over   0.00          0.00                   0.00

     REDUCED SALES LOAD PLANS. Shares may be purchased at reduced loads through two reduced sales load plans: (1) a right of accumulation that permits a purchase of Fund shares to be aggregated with shares of the Fund, as well as shares of other funds in the Rodney Square complex, on which the shareholder has already paid a sales load, that are held in the purchaser's account or in related accounts; and (2) a Letter of Intent ("LOI") that permits a purchase of Fund shares to be aggregated with future purchases of shares of the Fund, as well as with shares of other Rodney Square funds that are subject to a sales load, within a thirteen-month period.

     The right of accumulation results in a reduced sales load because the sales load imposed is based on the total of the dollar amount of Fund shares being purchased, plus the current net asset value of shares of the Fund and shares of other Rodney Square funds on which a sales load has already been paid that are held in the purchaser's and related accounts at the time of purchase. Related accounts include other individual accounts, joint accounts, spouse's accounts and accounts for children who are under the age of 21 (but only if the purchaser serves as a guardian, trustee or custodian for the account under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act ) and/or children living at the same residence.

     The LOI program also results in a reduced sales load because purchases of shares of the Fund and other Rodney Square funds that are subject to a sales load made within a thirteen-month period, starting with the first purchase pursuant to the LOI, are aggregated for purposes of calculating the sales load applicable to each purchase. In order to qualify under an LOI, purchases must be made in the same account; purchases made for related accounts may not be aggregated. The minimum investment under an LOI is $25,000. The LOI is not a binding obligation to purchase any amount of shares, but its execution, if fulfilled, will result in the shareholder's paying a reduced sales load for the total anticipated amount of the purchase.

     The LOI is included as part of the Application. Investors should submit a completed LOI to The Rodney Square International Equity Fund, c/o Rodney Square Management Corporation, P.O. Box 8987, Wilmington, DE 19899-9752. A purchase not originally made pursuant to an LOI may be included under an LOI executed within 90 days of that purchase, if the purchaser informs RSMC in writing of this intent within the 90-day period. This prior purchase will count towards fulfillment of the LOI; however, the sales load on any previous purchase will not be adjusted downward.

     If the total amount of shares purchased does not equal the amount stated in the LOI by the end of the eleventh month, the investor will be notified in writing by RSMC of the amount purchased to date, the amount required to complete the LOI and the expiration date. Also, at this time the investor will be notified of the actions to be taken by RSMC if the LOI expires unfulfilled. Shares having a value equal to 5% of the total amount to be purchased over the thirteen-month period will be held in escrow during that period. If the total amount of shares purchased by the expiration date does not equal the amount stated in the LOI, RSMC will reduce the shares held in escrow by the difference between the sales load on the shares purchased at the reduced rate and the sales load applicable to the shares actually purchased and the balance of the shares then will be released from the escrow.

     SALES LOAD WAIVERS. Shares of the Fund may be purchased at net asset value per share by "those entitled to a Sales Load Waiver" which is defined as those employees, retirees and their immediate family (spouses and children under 21 years of age), officers and directors of the Corporation or of WTC and its affiliates, any account at WTC for which account records are maintained on WTC's trust system, employees of Service Organizations and clients purchasing shares of the Fund through a Service Organization agreement with RSD the terms of which provide that no sales load will be charged. Fund shares may also be purchased at net asset value per share, without a sales load, by reinvesting dividends and other distributions.

------------------------------------------------------------------------------
SHAREHOLDER ACCOUNTS
------------------------------------------------------------------------------

     RSMC, as Transfer Agent, maintains for each shareholder an account expressed in terms of full and fractional Fund shares rounded to the nearest 1/1000th of a share.

     In the interest of economy and convenience, the Fund does not issue share certificates. Each shareholder is sent a statement at least quarterly showing all purchases in or redemptions from the shareholder's account. The statement also sets forth the balance of shares held in the account.

     Due to the relatively high cost of maintaining small shareholder accounts, the Corporation on behalf of the Fund reserves the right to close any account with a current value of less than $500 by redeeming all shares in the account and transferring the proceeds to the shareholder. Shareholders may be notified if their account value is less than $500 and will be allowed 60 days in which to increase their account balance to $500 or more to prevent the account from being closed. Reductions in value that result solely from market activity will not trigger an involuntary redemption.

------------------------------------------------------------------------------
REDEMPTION OF SHARES
------------------------------------------------------------------------------

     Shareholders may redeem their shares by telephone or by mail as described below. If you purchased your shares through an account at WTC or a Service Organization, you may redeem all or part of your shares in accordance with the instructions pertaining to that account. Corporations, other organizations, trusts, fiduciaries and other institutional investors may be required to furnish certain additional documentation to authorize redemptions. Redemption requests should be accompanied by the Fund's name and your account number.

     BY MAIL: Shareholders redeeming their shares by mail should submit written instructions with a guarantee of their signature by an eligible institution acceptable to the Fund's Transfer Agent, such as a bank, broker, dealer, municipal securities dealer, government securities dealer, credit union, national securities exchange, registered securities association, clearing agency, or savings association ("eligible institution"), to: The Rodney Square International Equity Fund, c/o Rodney Square Management Corporation, P.O. Box 8987, Wilmington, DE 19899-9752. A redemption order sent by overnight mail should be sent to The Rodney Square International Equity Fund, c/o Rodney Square Management Corporation, Rodney Square North, 1105 N. Market St., Wilmington, DE 19801. A signature and a signature guarantee are required for each person in whose name the account is registered.

     BY TELEPHONE: Shareholders who prefer to redeem their shares by telephone must elect to do so by applying in writing for telephone redemption privileges by completing an Application for Telephone Redemptions, (included at the end of this Prospectus), which describes the telephone redemption procedures in more detail and requires certain information that will be used to identify the shareholder when a telephone redemption request is made. When redeeming by telephone, you must indicate your name, the Fund's name, the Fund account number, the number of shares or dollar amount you wish to redeem and certain other information necessary to identify you as the shareholder. The Fund employs reasonable procedures to confirm that instructions communicated by telephone are genuine and will not be liable for any losses due to unauthorized or fraudulent telephone transactions. During times of drastic economic or market changes, the telephone redemption privilege may be difficult to implement. In the event that you are unable to reach RSMC by telephone, you may make a redemption request by mail.

     ADDITIONAL REDEMPTION INFORMATION. You may redeem all or any part of the value of your account on any Business Day of the Fund. Redemptions are effected at the net asset value per share next calculated after RSMC has received and accepted your redemption request. (See "How Net Asset Value Is Determined.") The Fund imposes no fee when shares are redeemed. It is the responsibility of WTC or the Service Organization to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis.

     Redemption checks are mailed on the next Business Day of the Fund following acceptance of redemption instructions but in no event later than 7 days following such receipt and acceptance. Amounts redeemed by wire are normally wired on the next Business Day of the Fund after receipt and acceptance of redemption instructions (if received before the close of regular trading on the Exchange), but in no event later than 7 days following such receipt and acceptance. If the shares to be redeemed represent an investment made by check, the Fund reserves the right not to make the redemption proceeds available until it has reasonable grounds to believe that the check has been collected (which could take up to 10 days).

     Redemption proceeds may be wired to your predesignated bank account at any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Alternatively, proceeds may be mailed to your bank or, for amounts of $10,000 or less, mailed to your Fund account address of record if the address has been established for a minimum of 60 days. In order to authorize the Fund to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Fund account address of record when you submit written instructions. You may change the account which you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a guarantee of the shareholder's signature by an eligible institution. Further documentation will be required to change the designated account when shares are held by a corporation, other organization, trust, fiduciary or other institutional investor.

     For more information on redemptions, contact RSMC or, if your shares are held in an account with WTC or a Service Organization, contact WTC or the Service Organization.

     REINSTATEMENT PRIVILEGE. Shareholders who have redeemed Fund shares have a one-time privilege to reinstate their Fund account without a sales load up to the dollar amount redeemed by purchasing shares within 30 days of the redemption. Shareholders must indicate in writing that they are exercising this privilege and provide evidence of the redemption date and the amount of redemption proceeds. The reinstatement will be made at the net asset value per share next computed after the notice of reinstatement and check are received. The amount of a purchase under this reinstatement privilege cannot exceed the amount of the redemption proceeds.

     SYSTEMATIC WITHDRAWAL PLAN. Shareholders who own shares with a value of $10,000 or more may participate in the Systematic Withdrawal Plan. For an Application for the Systematic Withdrawal Plan, check the appropriate box on the Application at the end of this Prospectus or call RSMC at (800) 336-9970. Under the Plan, shareholders may automatically redeem a portion of their Fund shares monthly, bimonthly, quarterly, semiannually or annually. The minimum withdrawal available is $100. The redemption of Fund shares will be effected at their net asset value at the close of the Exchange on or about the 25th day of the month. If you expect to purchase additional Fund shares, it may not be to your advantage to participate in the Systematic Withdrawal Plan because contemporary purchases and redemptions may result in adverse tax consequences and may cause you to pay a sales load on amounts withdrawn shortly thereafter. This service is generally not available for WTC trust account clients, since similar services are provided through WTC. This service may also not be available for Service Organization clients who are provided similar services by those organizations.

------------------------------------------------------------------------------
EXCHANGE OF SHARES
------------------------------------------------------------------------------

     EXCHANGES AMONG THE RODNEY SQUARE FUNDS. You may exchange all or a portion of your Fund shares for shares of any of the other funds in the Rodney Square complex that currently offer their shares to investors. The other Rodney Square funds are:

     THE RODNEY SQUARE FUND, each portfolio of which seeks a high level of current income consistent with the preservation of capital and liquidity by investing in money market instruments pursuant to its investment practices. Its portfolios are:

          U.S.   GOVERNMENT  PORTFOLIO,  which  invests  in  U.S.   Government
     obligations and repurchase agreements involving such obligations.

          MONEY MARKET PORTFOLIO, which invests in obligations of major banks, prime commercial paper and corporate obligations, U.S. Government obligations, high quality municipal securities and repurchase agreements involving U.S. Government obligations.

     THE RODNEY SQUARE TAX-EXEMPT FUND, which seeks as high a level of interest income, exempt from federal income tax, as is consistent with a portfolio of high quality, short-term municipal obligations, selected on the basis of liquidity and stability of principal.

     THE RODNEY SQUARE STRATEGIC FIXED-INCOME FUND consisting of the following portfolios:

          THE RODNEY SQUARE DIVERSIFIED INCOME PORTFOLIO, which seeks high total return, consistent with high current income, by investing principally in various types of investment grade fixed-income securities.

          THE RODNEY SQUARE MUNICIPAL INCOME PORTFOLIO, which seeks a high level of income exempt from federal income tax consistent with the preservation of capital.

     THE RODNEY SQUARE MULTI-MANAGER FUND uses multiple portfolio advisers to manage the assets of each of its portfolios, which are:

          GROWTH   PORTFOLIO,   which   seeks   superior   long-term   capital
     appreciation by investing in securities of companies that are judged to possess strong growth characteristics.

          GROWTH AND INCOME PORTFOLIO, which seeks superior long-term total return through a combination of capital appreciation and income by investing in securities with attractive growth or valuation characteristics or relatively high income yields.

     A redemption of shares through an exchange will be effected at the net asset value per share next determined after receipt by RSMC of the request, and a purchase of shares through an exchange will be effected at the net asset value per share determined at that time or as next determined thereafter, plus the applicable sales load, if any. The net asset values per share of the Rodney Square Fund portfolios and the Tax-Exempt Fund are determined at 12 noon, Eastern time, on each Business Day. The net asset values per share of the Fund, the Multi-Manager Fund portfolios and the Strategic Fixed-Income Fund portfolios are determined at the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) on each Business Day.

     A sales load will apply to exchanges into the Fund from either of the Rodney Square Fund portfolios or the Tax-Exempt Fund, except that no sales load will be charged if the exchanged shares were acquired by a previous exchange and are shares on which you paid a sales load or which represent reinvested dividends and other distributions on such shares. In addition, shares of the Rodney Square Fund portfolios or the Tax-Exempt Fund may be exchanged for shares of the Fund without a sales load by those entitled to a Sales Load Waiver. A sales load will not apply to any other exchanges into the Fund or from the Fund. Shares of either Strategic Fixed-Income Fund portfolio must be held at least 90 days before they can be exchanged for shares of the Fund without an additional sales load, unless the shares to be exchanged represent reinvested dividends and other distributions or the shareholder of the Strategic Fixed-Income Fund portfolios' shares is entitled to a Sales Load Waiver.

     Exchange transactions will be subject to the minimum initial investment and other requirements of the fund into which the exchange is made. An exchange may not be made if the exchange would leave a balance in a shareholder's account of less than $500.

     To obtain prospectuses of the other Rodney Square funds, contact RSD. To obtain more information about exchanges, or to place exchange orders, contact RSMC or, if your shares are held in a trust account with WTC or in an account with a Service Organization, contact WTC or the Service Organization. The Fund reserves the right to terminate or modify the exchange offer described here and will give shareholders 60 days' notice of such termination or modification as required by the SEC. This exchange offer is valid only in those jurisdictions where the sale of the Rodney Square fund shares to be acquired through such exchange may be legally made.

------------------------------------------------------------------------------
HOW NET ASSET VALUE IS DETERMINED
------------------------------------------------------------------------------

     RSMC determines the net asset value and offering price per share of the Fund as of the close of regular trading on the Exchange on each Business Day of the Fund. The net asset value per share is calculated by dividing the value of all the Fund's assets, less all liabilities, by the total number of the Fund's shares outstanding. The Fund values its assets based on their current market value when market quotations are readily available. If such value cannot be established, assets are valued at fair value as determined in good faith by or under the direction of the Corporation's Board of Directors. Those securities that are quoted in foreign currency are valued each Business Day in U.S. dollars at the foreign currency exchange rates prevailing at the time RSMC determines the daily net asset value per share. Although the Fund values its assets in U.S. dollars on each Business Day, it does not intend to convert its holdings of foreign currencies into U.S. dollars on each Business Day.

------------------------------------------------------------------------------
DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES
------------------------------------------------------------------------------

     DIVIDENDS AND OTHER DISTRIBUTIONS. The net investment income (including net short-term capital gain) earned by the Fund is declared as a dividend and paid to its shareholders annually. Net capital gain (the excess of net long-term capital gain over net short-term capital loss) and net gains from foreign currency transactions realized by the Fund, if any, are distributed to its shareholders after October 31, the end of its fiscal year. Dividends and other distributions payable to each shareholder are reinvested in additional Fund shares on the payment date at the net asset value per share on the ex-dividend date, unless the shareholder elects on the Application to receive dividends or other distributions, or both, in cash, in the form of a check.

     TAXES. The Fund intends to continue to qualify for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended, so that it will be relieved of federal income tax on that part of its investment company taxable income (generally consisting of net investment income, net short-term capital gain and net gains from certain foreign currency transactions, if any) and net capital gain that is distributed to its shareholders. If the Fund invests in stock of certain foreign investment companies, it may be subject to federal income tax on a portion of any "excess distribution" with respect to, or gain from the disposition of, that stock.

     Dividends from the Fund's investment company taxable income (whether paid in cash or reinvested in additional Fund shares) generally are taxable to its shareholders as ordinary income. Distributions of the Fund's net capital gain (whether paid in cash or reinvested in additional Fund shares), when designated as such, are taxable to its shareholders as long-term capital gains, regardless of the length of time they have held their Fund shares. Shortly after the end of each calendar year, the Fund notifies each shareholder of the amounts of dividends and capital gain distributions paid (or deemed paid) during that year.

     Under certain circumstances described more fully in the Statement of Additional Information, each shareholder may be entitled to claim a credit or deduction for a proportionate share of any foreign taxes paid by the Fund. In that event, that proportionate share must be included in the shareholder's gross income.

     The Fund is required to withhold 31% of all dividends, capital gain distributions and redemption proceeds payable to any individuals and certain other noncorporate shareholders who do not provide the Fund with a certified taxpayer identification number. The Fund also is required to withhold 31% of all dividends and capital gain distributions payable to such shareholders who are otherwise subject to backup withholding. In connection with this withholding requirement, each investor must certify on the Application that the Social Security or other taxpayer identification number provided thereon is correct and that the investor is not otherwise subject to backup withholding.

     A redemption of Fund shares may result in taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder's adjusted basis for the redeemed shares (which normally includes any sales load paid). Similar tax consequences generally will result from an exchange of Fund shares for shares of another fund in the Rodney Square complex. (See "Exchange of Shares.") Special rules apply, however, when a shareholder (1) disposes of Fund shares through a redemption or exchange within 90 days after purchase thereof and (2) subsequently reacquires Fund shares or acquires shares of any other Rodney Square fund on which a sales load normally is imposed ("load fund") without paying any sales load because of the reinstatement privilege (see "Redemption of Shares") or the exchange privilege. In these cases, any gain on the disposition of the original Fund shares will be increased, or loss thereon decreased, by the amount of the sales load paid when the shares were acquired; and that amount will increase the adjusted basis of the Fund shares or load fund shares subsequently acquired. Moreover, if Fund shares are purchased within 30 days before or after redeeming other Fund shares at a loss (whether pursuant to the reinstatement privilege or otherwise), that loss will not be deductible to the extent of the amount reinvested, and an adjustment in that amount will be made to the shareholder's basis for the newly purchased shares.

     The foregoing is only a summary of some of the important federal tax considerations generally affecting the Fund and its shareholders. (See the Statement of Additional Information for a further discussion.) In addition to these considerations, which are applicable to any investment in the Fund, there may be other federal, state or local tax considerations applicable to a particular investor. Prospective investors are therefore urged to consult their tax advisors with respect to the effects of an investment on their own tax situations.

------------------------------------------------------------------------------
PERFORMANCE INFORMATION
------------------------------------------------------------------------------

     From time to time, quotations of the Fund's average annual total return ("Standardized Return") may be included in advertisements, sales literature or shareholder reports. Standardized Return will show percentage rates reflecting the average annual change in the value of an assumed initial investment of

$1,000, net of the Fund's maximum 4.00% sales load, assuming the investment has been held for periods of one year, five years and ten years as of a stated ending date. If a ten-year period has not yet elapsed, data will be provided as of the end of a shorter period corresponding to the life of the Fund. Standardized Return assumes that all dividends and other distributions are reinvested in additional shares of the Fund.

     In addition, the Fund may advertise other total return performance data ("Non Standardized Return"). Non Standardized Return shows a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation); it assumes reinvestment of all dividends and other distributions. Non Standardized Return may be quoted for the same or different periods as those for which Standardized Return is quoted and may or may not reflect the effects of the Fund's maximum 4.00% sales load; where not included, the inclusion of the sales load would reduce the Non Standardized Return. Non Standardized Return may consist of a cumulative percentage rate of return, an average annual percentage rate of return, actual year-by-year rates or any combination thereof.

     The Returns (Standardized and Non Standardized) of the Fund are increased to the extent that WTC has waived all or a portion of its advisory fee or reimbursed all or a portion of the Fund's operating expenses. Returns (Standardized and Non Standardized) are based on historical performance of the Fund, show the performance of a hypothetical investment and are not intended to indicate future performance. Additional performance information is contained in the Fund's Annual Report which may be obtained without charge by contacting WTC, your Service Organization or by calling (800) 336-9970.

------------------------------------------------------------------------------
MANAGEMENT OF THE FUND
------------------------------------------------------------------------------

     The Corporation's Board of Directors supervises the management, activities and affairs of the Fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the Fund.

     INVESTMENT ADVISER. WTC, a wholly owned subsidiary of Wilmington Trust Corporation, a publicly held bank holding company, serves as the Fund's investment adviser. Under its Investment Advisory Agreement with the Corporation, WTC, subject to the supervision of the Corporation's Board of Directors is responsible for the management and investment of the assets of the Fund in accordance with its investment objective, policies and limitations. WTC provides overall investment strategies and programs for the Fund, recommends sub-advisers, allocates assets among the sub-advisers, monitors and evaluates the sub-advisers' performance and may manage certain investments for the Fund directly. In evaluating possible sub-advisers and monitoring and evaluating the investment performance of the sub-advisers, WTC may seek advice from one or more consultants.

     For these services, the Fund pays WTC, a monthly advisory fee at the annual rate of 1.00% of the average daily net assets of the Fund. This fee is higher than that paid by most investment companies, but not higher than that paid by many funds whose investment objective is similar to the Fund. WTC has agreed to waive its advisory fee or reimburse the Fund monthly to the extent that expenses of the Fund (excluding taxes, extraordinary expenses, brokerage commissions and interest) exceed an annual rate of 1.75% of average daily net assets of the Fund.

     WTC is engaged in a variety of investment advisory activities, including the management of collective investment pools. WTC is also the investment adviser of the Strategic Fixed-Income Fund portfolios. Thomas P. Neale, CFA, Assistant Vice President of the Investment Management Department of WTC, is primarily responsible for monitoring the day-to-day investment activity of the sub-advisers of the Fund. Mr. Neale has been an equity portfolio manager for WTC for the past eight years.

     SUB-ADVISERS.  The Fund's assets are managed by sub-advisers  which  have entered into identical sub-advisory agreements with WTC and the Fund. Each sub-adviser makes specific portfolio investments for that segment of the assets of the Fund under its management in accordance with the Fund's invest-ment objective, policies and limitations and the sub-adviser's investment approach and strategies. WTC (not the Fund) pays each sub-adviser a monthly portfolio management fee at an annual rate of 0.50% of the average net assets under the sub-adviser's management during the month.

     Selection and retention criteria for sub-advisers include (1) their historical performance records; (2) an investment approach that is distinct in relation to the approaches of the Fund's other sub-adviser(s); (3) consistent performance in the context of the markets; (4) organizational stability and reputation; (5) the quality and depth of investment personnel; and (6) the ability of the sub-adviser to apply its approach consistently. Each sub-adviser will not necessarily exhibit all of the criteria to the same degree. It should be noted, however, that there can be no certainty that any sub-adviser of the Fund will obtain superior results at any given time. With WTC's prior approval, a sub-adviser may direct portfolio transactions to a brokerage affiliate.

     Prior to February 1, 1993, the Fund utilized a single adviser at which time it commenced institution of the multiple adviser approach.

     The Fund's sub-advisers are as follows:

        SCUDDER, STEVENS & CLARK, INC.
        345 Park Avenue
        New York, New York 10154

     Scudder, Stevens & Clark, Inc. ("Scudder") was founded in 1919 as America's first independent investment counselor and has served as investment adviser, administrator, and distributor of mutual funds since 1928. Today, as an owner managed corporation, Scudder remains one of the few investment management firms not affiliated with any bank, broker, insurer, or other financial services institution.

     As of September 30, 1995, Scudder managed in excess of $90 billion in assets. As of December 31, 1995, more than $37 billion represented investment management services for over 1.9 million mutual fund shareholder accounts. As of that date, Scudder supervised approximately $18 billion of foreign investments in separately managed accounts for pension funds, foundations, educational institutions and government entities, and in open-end and closed-end investment companies.



     Each investment product offered by Scudder is managed by a small, separate team of specialized investment professionals. Portfolio management is the day-to-day application of Scudder investment management policy and research, within prospectus and other legal limitations, to balance risk and opportunity in seeking superior performance. Irene T. Cheng serves as the lead portfolio manager for that portion of the Fund's assets under Scudder's management. Ms. Cheng has been in the asset management business for over seven years and joined Scudder as a portfolio manager in 1993.


        CLEMENTE CAPITAL, INC.
        Carnegie Hall Tower
        152 West 57th Street, 25th Floor
        New York, New York 10019

     Clemente Capital, Inc. ("Clemente") was founded in 1976 as a Far East economic and business consultant, and in 1979, registered as an investment adviser. Since 1986, Clemente has focused on managing money with a global emphasis. Lilia C. Clemente is Chairman, Chief Executive Officer and controlling shareholder of Clemente.


     Clemente performs active global and international investment management services for individual and institutional clients including two U.S. registered investment companies: The Clemente Global Growth Fund and The First Philippine Fund. As of December 31, 1995, Clemente managed approximately $656 million in assets. Essentially, Clemente's investment approach contains the benefit of group dynamics plus a strong element of individual responsibility. The process begins with a global outlook and identifies the major forces affecting the global environment. Clemente then identifies the themes that are responding to global factors. The third step involves the decision of which country or sector will benefit from the themes. Finally, Clemente seeks companies with favorable growth characteristics in such countries and sectors. Leopoldo M. Clemente, President and Chief Investment Officer, and Thomas J. Prapas, Director of Portfolio Management serve as portfolio managers for that portion of the Fund's assets under Clemente's management. Mr. Clemente has been responsible for portfolio management and security selection for the past eight years, and Mr. Prapas has been a portfolio manager with Clemente for the past nine years.


     ADMINISTRATOR, TRANSFER AGENT AND DIVIDEND PAYING AGENT. RSMC, a wholly owned subsidiary of WTC, serves as Administrator, Transfer Agent and Dividend Paying Agent of the Fund and provides accounting services to the Fund.

     As Administrator, RSMC supplies office facilities, non-investment related statistical and research data, stationery and office supplies, executive and administrative services, internal auditing and regulatory compliance services. RSMC also assists in the preparation of reports to shareholders, prepares proxy statements, updates prospectuses and makes filings with the SEC and state securities authorities. RSMC performs certain budgeting and financial reporting and compliance monitoring activities. For the services provided as Administrator, RSMC receives a monthly administration fee from the Fund at an annual rate of 0.09% of the Fund's average daily net assets. For the services provided as Transfer Agent and Dividend Paying Agent of the Fund, RSMC receives $7 per account per year plus various other transaction fees, subject to a minimum fee of $1,000 per month plus out-of-pocket expenses. As Accounting Agent, RSMC determines the Fund's net asset value per share and provides accounting services to the Fund pursuant to an Accounting Services Agreement with the Corporation. For the services provided as Accounting Agent, RSMC receives from the Fund an annual fee of $75,000 plus an amount equal to 0.03% of the average daily net assets over $100 million.

     CUSTODIAN. The Custodian for the assets of the Fund is The Chase Manhattan Bank, N.A. ("Chase"), which employs foreign sub-custodians to maintain the Fund's foreign assets outside the United States subject to the Corporation's Board of Directors' annual review of those foreign custody arrangements.

     DISTRIBUTION AGREEMENT AND RULE 12B-1 PLAN. Pursuant to a Distribution Agreement with the Fund, RSD manages the Fund's distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into agreements with broker-dealers and other financial institutions to sell shares of the Fund and directly, or through its affiliates, provides investor support services.


     Under a Plan of Distribution adopted pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan"), the Fund may reimburse RSD for expenses incurred in connection with distribution activities encompassed by Rule 12b-1. The 12b-1 Plan provides that RSD may be reimbursed for amounts paid and expenses incurred for public relations services, telephone services, sales presentations, media charges, preparation, printing and mailing advertising and sales literature, data processing necessary to support a distribution effort, printing and mailing prospectuses, and distribution and shareholder servicing activities of broker/dealers and other financial institutions. The Board of Directors has limited the amount that RSD can receive under the 12b-1 Plan to 0.25% of the Fund's average daily net assets on an annualized basis. If an increase in this limitation is requested by RSD and authorized by the Board at some future date, Fund shareholders will be advised of that increase.


     In the event that RSD is not fully reimbursed for its distribution expenses during any month due to limitations set by the Directors, the unpaid portion may be carried forward for possible reimbursement into successive months and fiscal years to give RSD the ability to recoup at some point in time any major capital outlay on behalf of the Fund. Under the 12b-1 Plan, RSD may charge the Fund interest or finance charges on unreimbursed distribution expenses that have been carried forward from prior fiscal years, but only with express authorization by the Board of Directors. RSD does not intend to request such authorization at the present time. If interest charges are requested by RSD and authorized by the Board at some future time, Fund shareholders will be advised of those charges.

     BANKING LAWS. Banking laws prohibit deposit-taking institutions and certain of their affiliates from underwriting or distributing securities. WTC believes, and counsel to WTC has advised the Fund, that WTC and its affiliates may perform the services contemplated by their respective agreements with the Corporation without violation of applicable banking laws or regulations. If WTC or its affiliates were prohibited from performing these services, it is expected that the Board of Directors would consider entering into agreements with other entities. If a bank were prohibited from acting as a Service Organization, its shareholder clients would be expected to be permitted to remain Fund shareholders and alternative means for servicing such shareholders would be sought. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

     State securities laws may require banks and financial institutions involved in distribution to register as dealers, even if this is not required by federal law.

------------------------------------------------------------------------------
DESCRIPTION OF THE FUND
------------------------------------------------------------------------------

     The Fund is the only series of the Corporation, an open-end investment company established as a Maryland corporation on July 24, 1987. The Directors are empowered by the Articles of Incorporation and the By-Laws to establish additional series and classes of shares, although they have no present intention of doing so.


     The Corporation has an authorized capitalization of 100,000,000 shares of $0.01 par value common stock. Each share has one vote, and fractional shares entitle their holder to fractional votes with respect to matters upon which a shareholder vote is required. Shares have noncumulative voting rights, do not have preemptive or subscription rights and are transferable. As of January 31, 1996, WTC beneficially owned by virtue of shared or sole voting or investment power on behalf of its underlying customer accounts 82.4% of the shares then outstanding for the Fund and may be deemed to be a controlling person of the Fund under the 1940 Act.


     The Fund does not hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing Directors unless and until such time as less than a majority of the Directors holding office has been elected by shareholders, at which time the Directors then in office will call a shareholders' meeting for the election of Directors. Under the 1940 Act, shareholders of record owning no less than two-thirds of the outstanding shares of the Fund may remove a Director by vote cast in person or by proxy at a meeting called for that purpose. The Directors are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Director when requested in writing to do so by the shareholders of record of not less than 10% of the Fund's outstanding shares.

THE RODNEY SQUARE
    INTERNATIONAL EQUITY FUND
APPLICATION & NEW ACCOUNT REGISTRATION
______________________________________________________________________________
INSTRUCTIONS:                           RETURN THIS COMPLETED FORM TO:
FOR WIRING INSTRUCTIONS OR FOR          THE RODNEY SQUARE INTERNATIONAL
ASSISTANCE IN COMPLETING THIS               EQUITY FUND
FORM CALL (800) 336-9970                C/O RODNEY SQUARE MANAGEMENT CORP.
                                        P.O. Box 8987
                                        WILMINGTON, DE 19899-9752
______________________________________________________________________________
PORTFOLIO SELECTION ($1,000 MINIMUM)

     AMOUNT TO BE INVESTED         $___________

____By check. (Make payable to "The Rodney Square International Equity Fund")
____By wire. Call 1-800-336-9970 for Instructions.
____Bank from which funds will be wired _____________________
                              wire date _____________________
______________________________________________________________________________
ACCOUNT REGISTRATION - JOINT TENANTS USE LINES 1 AND 2; CUSTODIAN FOR A MINOR, USE LINES 1 AND 3; CORPORATION, TRUST OR OTHER ORGANIZATION OR ANY FIDUCIARY CAPACITY, USE LINE 4.

1.Individual__________________________________________________________________
            First Name    MI      Last Name     Customer Tax ID No.*
2.Joint Tenancy**
            __________________________________________________________________
            First Name    MI      Last Name     Customer Tax ID No.*
    ("Joint Tenants with Rights of Survivorship" unless otherwise Specified)
                                                                     Uniform
3.Gifts to Minors***
        _______________________  _______________   __________
           Minor's Name      Customer Tax ID No.*     State
4.Other Registration
               __________________________________________________________
                                                 Customer Tax ID No.*
5.If Trust, Date of Trust Instrument:_________________________________________

6._______________________________________
        Your Occupation
7.___________________________________   _______________________________________
       Employer's Name                       Employer's Address

*Customer  Tax  Identification No.: (a) for an individual, joint tenants,  or a custodial account under the Uniform Gifts/Transfers to Minors Act, supply the Social Security number of the registered account owner who is to be taxed;
 (b) for a trust, a corporation, a partnership, an organization, a fiduciary, etc., supply the Employer Identification number of the legal entity or or-ganization that will report income and/or gains.
** "Joint Tennants with Rights of Survivorship" unless otherwise specified.
*** Regulated by the state's Uniform Gift/Transfers to Minors Act.
______________________________________________________________________________
ADDRESS OF RECORD
______________________________________________________________________________
             Street
______________________________________________________________________________
              City                 State             Zip Code

______________________________________________________________________________
DISTRIBUTION OPTIONS - IF THESE BOXES ARE NOT CHECKED, ALL DISTRIBUTIONS WILL BE INVESTED IN ADDITIONAL SHARES.
                                             Pay Cash for:
                                   Income Dividends              Other

INTERNATIONAL EQUITY FUND                ___                      ___

______________________________________________________________________________
CHECK  ANY  OF  THE FOLLOWING IF YOU WOULD LIKE ADDITIONAL INFORMATION  ABOUT
A PARTICULAR PLAN OR SERVICE SENT TO YOU.
___AUTOMATIC INVESTMENT PLAN ___SYSTEMATIC WITHDRAWAL PLAN ___CHECK REDEMPTIONS (Check redemptions services are generally not available for clients of
WTC through their trust or corporate cash management accounts; this service may also not be available for clients of Service Organizations.)
______________________________________________________________________________
RIGHTS OF ACCUMULATION (SEE PROSPECTUS) -- INDICATE ANY RELATED ACCOUNT(S) IN FUNDS OR PORTFOLIOS IN THE RODNEY SQUARE COMPLEX WHICH WOULD QUALIFY FOR A REDUCED SALES LOAD AS OUTLINED UNDER "PURCHASE OF SHARES-REDUCED SALES LOAD PLANS" IN THE PROSPECTUS.

_____________________  ____________  ____________________  ___________________
 Fund/Portfolio Name    Account No.   Registered Owner      Relationship

_____________________  ____________  ____________________  ___________________
 Fund/Portfolio Name    Account No.   Registered Owner      Relationship
______________________________________________________________________________
LETTER OF INTENT
I agree to the Letter of Intent provisions set forth below. I am not obligated but intend to invest an aggregate amount of at least:

__ $25,000  __ $50,000  __ $100,000  __ $250,000  __ $500,000  __ $1,000,000

Under the terms described under "PURCHASE OF SHARES-Reduced Sales Load Plans" in the Prospectus, over a thirteen-month period beginning __________________.

I hereby irrevocably constitute and appoint RSMC as my agent and attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.

I understand that this letter is not effective until it is accepted by RSMC.

____________________________________   ____________________________________
  Authorized Signature                   Authorized Signature
______________________________________________________________________________
SALES LOAD WAIVERS -- PLEASE INDICATE IN THE SPACE PROVIDED THE NATURE OF YOUR ELIGIBILITY FOR A WAIVER OF SALES LOADS. (SEE "PURCHASE OF SHARES-SALES LOAD WAIVERS" IN THE PROSPECTUS.)

Nature of Affiliation ______________________________________________________
______________________________________________________________________________

CERTIFICATIONS AND SIGNATURE(S) - PLEASE SIGN EXACTLY AS REGISTERED UNDER "ACCOUNT REGISTRATION."
   I have received and read the Prospectus for The Rodney Square Fund and The Rodney Square Tax-Exempt Fund and agree to its terms; I am of legal age. I understand that the shares offered by this Prospectus are not deposits of, or guaranteed by, Wilmington Trust Company, nor are the shares insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. I further understand that investment in these shares involves investment risks, including possible loss of principal. If a corporate customer, I certify that appropriate corporate resolutions authorizing investment in The Rodney Square Fund and/or The Rodney Square Tax-Exempt Fund have been duly adopted.

  I certify under penalties of perjury that the Social Security number or taxpayer identification number shown above is correct. Unless the box below is checked, I certify under penalties of perjury that I am not subject to backup withholding because the Internal Revenue Service (a) has not notified me that I am as a result of failure to report all interest or dividends, or (b) has notified me that I am no longer subject to backup withholding. The certifications in this paragraph are required from all nonexempt persons to prevent backup withholding of 31% of all taxable distributions and gross redemption proceeds under the federal income tax law.

____Check here if you are subject to backup withholding.

Signature___________________________________________      Date____________

Signature___________________________________________      Date____________
           Joint Owner/Trustee
Check one:  __ Owner  __ Trustee  __ Custodian  __ Other _____________________
______________________________________________________________________________
IDENTIFICATION OF SERVICE ORGANIZATION
We authorize Rodney Square Management Corporation ("RSMC"), and Rodney Square Distributors, Inc. ("RSD") in the case of transactions by telephone, to act as our agents in connection with transactions authorized by this order form.
Service Organization Name and Code____________________________________________
Branch Address and Code_______________________________________________________
Representative or Other Employee Code_________________________________________
Authorized Signature of Service Organization___________Telephone (___)________

THE RODNEY SQUARE
    INTERNATIONAL EQUITY FUND
APPLICATION for TELEPHONE REDEMPTION OPTION
______________________________________________________________________________
Telephone redemption permits redemption of fund shares by telephone, with proceeds directed only to the fund account address of record or to the bank account designated below. For investments by check, telephone redemption is available only after these shares have been on the Fund's books for 10 days.

This form is to be used to add or change the telephone redemption option on your Rodney Square International Equity Fund account(s).
______________________________________________________________________________
ACCOUNT INFORMATION
     Fund Account Number(s):__________________________________________________
                          (Please provide if you are a current account holder:)

  Registered in the Name(s) of:_______________________________________________

                               _______________________________________________

  Registered Address:_________________________________________________________

                     _________________________________________________________

NOTE: If this form is not submitted together with the application, a coporate resolution must be included for accounts registered to other than an individ-ual, a fiduciary or partnership.
______________________________________________________________________________
REDEMPTION INSTRUCTIONS

     ___Add            ___Change

Check one or more.
     ___Mail proceeds to my fund account address of record (must be $10,000 or less and address must be established for a minimum of 60 days)
     ___Mail proceeds to my bank
     ___Wire proceeds to my bank (minimum $1,000)
     ___All of the above

Telephone redemption by wire can be used only with financial institutions that are participants in the Federal Reserve Bank Wire System. If the financial institution you designate is not a Federal Reserve participant, telephone redemption proceeds will be mailed to the named financial institution. In either case, it may take a day or two, upon receipt for your financial institution to credit your bank account with the proceeds, depending on its internal crediting procedures.
______________________________________________________________________________

BANK INFORMATION
PLEASE COMPLETE THE FOLLOWING INFORMATION ONLY IF PROCEEDS MAILED/WIRED TO YOUR BANK WAS SELECTED. A VOIDED BANK CHECK MUST BE ATTACHED TO THIS APPLICATION.
  Name of Bank________________________________________________________________
  Bank Routing Transit #______________________________________________________
  Bank Address________________________________________________________________
  City/State/Zip______________________________________________________________
  Bank________________________________________________________________________
  Account Number______________________________________________________________
  Name(s) on Bank Account_____________________________________________________
______________________________________________________________________________
AUTHORIZATIONS
 By electing the telephone redemption option, I appoint Rodney Square Management Corporation ("RSMC"), my agent to redeem shares of any designated Rodney Square fund when so instructed by telephone. This power will continue if I am disabled or incapacitated. I understand that a request for telephone redemption may be made by anyone, but the proceeds will be sent only to the account address of record or to the bank listed above. Proceeds in excess of $10,000 will only be sent to your predesignated bank. By signing below, I agree on behalf of myself, my assigns, and successors, not to hold RSMC and any of its affiliates, or any Rodney Square fund responsible for acting under the powers I have given RSMC. I also agree that all account and registration information I have given will remain the same unless I instruct RSMC otherwise in a written form, including a signature guarantee. If I want to terminate this agreement, I will give RSMC at least ten days notice in writing. If RSMC or the Rodney Square funds want to terminate this agreement, they will give me at least ten days notice in writing.
 All owners on the account must sign below and obtain signature guarantee(s).

_____________________________________      ___________________________________
Signature of Individual Owner              Signature of Joint Owner (if any)


______________________________________________________________________________
Signature of Corporate Officer, Trustee or other _ please include your title

You must have a signature(s) guaranteed by an eligible institution acceptable to the Fund's transfer agent, such as a bank, broker/dealer, government securi-ties dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association. A Notary Public is not an acceptable guarantor.
                         SIGNATURE GUARANTEE(S) (stamp)

[Outside cover -- Divided into three sections]
[Leftmost Section]

DIRECTORS
Eric Brucker
Fred L. Buckner
Martin L. Klopping
John J. Quindlen
------------------
OFFICERS
Martin L. Klopping, President
Joseph M. Fahey, Jr., Vice President
Robert C. Hancock, Vice President & Treasurer
Marilyn Talman, Esq., Secretary
Diane D. Marky, Assistant Secretary
Connie L. Meyers, Assistant Secretary
Louis C. Schwartz, Esq., Assistant Secretary
John J. Kelley, Assistant Treasurer
-------------------------------------
FUND MANAGER, ADMINISTRATOR AND TRANSFER AGENT
Rodney Square Management Corporation
Rodney Square North
1100 N. Market St.
Wilmington, DE 19890-0001
---------------------------
CUSTODIAN
Wilmington Trust Company
Rodney Square North
1100 N. Market St.
Wilmington, DE 19890-0001
---------------------------
DISTRIBUTOR
Rodney Square Distributors, Inc.
Rodney Square North
1100 N. Market St.
Wilmington, DE 19890-0001

[Middle Section]

THE RODNEY SQUARE
INTERNATIONAL
EQUITY FUND


[Graphic] Caesar
Rodney upon his
galloping horse
facing right,
reverse image on
dark background


PROSPECTUS
March 1, 1996

TABLE OF CONTENTS

     Page
Expense Table                                2
Financial Highlights                         3
Questions and Answers About the Funds        4
Investment Objectives and Policies           6
Purchase of Shares                          10
Shareholder Accounts                        13
Redemption of Shares                        13
Exchange of Shares                          15
How Net Asset Value is Determined           16
Dividends, Other distributions and Taxes    17
Performance Information                     18
Management of the Funds                     19
Description of the Funds                    22
Application and New Account Registration    23

                  THE RODNEY SQUARE INTERNATIONAL EQUITY FUND

                              Rodney Square North
                           1100 North Market Street
                       Wilmington, Delaware  19890-0001


         The Rodney Square International Equity Fund (the "Fund") is a
             diversified series of The Rodney Square International
            Securities Fund, Inc. (the "Corporation"), an open-end
             investment company.  The Fund seeks long-term capital
             appreciation primarily through investments in equity
           securities (including convertible securities) of issuers
                      located outside the United States.




------------------------------------------------------------------------------



                      STATEMENT OF ADDITIONAL INFORMATION

                                 March 1, 1996


------------------------------------------------------------------------------


      This Statement of Additional Information is not a prospectus and should be read in conjunction with the Fund's current Prospectus, dated March 1, 1996, as amended from time to time. A copy of the current Prospectus may be obtained without charge, by writing to Rodney Square Distributors, Inc. ("RSD"), Rodney Square North, 1100 North Market Street, Wilmington, DE 19890-0001, and from certain institutions such as banks or broker-dealers that have entered into servicing agreements with RSD or by calling (800) 336-9970.

                               TABLE OF CONTENTS

                                                             PAGE
SPECIAL INVESTMENT CONSIDERATIONS.........................     1
INVESTMENT POLICIES.......................................     2
INVESTMENT LIMITATIONS....................................     3
DIRECTORS AND OFFICERS....................................     5
WILMINGTON TRUST COMPANY..................................     7
THE SUB-ADVISERS..........................................     8
INVESTMENT MANAGEMENT SERVICES............................     8
ADMINISTRATION, ACCOUNTING AND DISTRIBUTION AGREEMENTS
  AND RULE 12b-1 PLAN....................................     10
PORTFOLIO TRANSACTIONS....................................    13
PORTFOLIO TURNOVER........................................    14
REDEMPTIONS...............................................    14
NET ASSET VALUE...........................................    15
PERFORMANCE INFORMATION...................................    15
TAXES.....................................................    22
DESCRIPTION OF THE FUND...................................    24
OTHER INFORMATION.........................................    25
FINANCIAL STATEMENTS......................................    25
APPENDIX..................................................    A-1

                       SPECIAL INVESTMENT CONSIDERATIONS

      The Fund seeks investment opportunities outside of the United States and attempts to respond to investment situations that may arise in equity markets outside the United States. Wilmington Trust Company ("WTC" or the "Adviser"), investment adviser to the Fund, believes that diversification of assets on an international basis decreases an investor's risk exposure. In the period since World War II, many leading foreign economies and foreign stock markets have grown more rapidly than the U.S. economy and leading U.S. stock markets. There may be times, however, when U.S. stock markets grow more rapidly than some or all foreign stock markets.


      In recent years, a great deal of U.S. investor interest has focused on the international investment market, where many equity markets have outperformed U.S. markets. According to the Morgan Stanley Capital International Index, as of December 31, 1995, the U.S. equity market accounts for less than 34% of the world's total equity market. International equity investments offer significant potential advantages: investment in a number of stock markets, participation in growth opportunities outside of the United States and protection against a falling dollar. The Fund may be particularly appropriate for the investor who holds a well diversified portfolio of U.S. stocks and wants the opportunity to enhance returns and reduce overall investment volatility by diversifying into the international markets. Portfolios that include foreign equities have historically exhibited greater returns, with less overall volatility, than portfolios invested solely in U.S. equities. However, because the Fund invests primarily in equity securities of issuers located outside the United States, the Fund alone is not intended to provide a complete investment program for an investor.


      Of course, there can be no guarantee that the sub-advisers' investment approaches or the potential advantages offered by international equity investments will facilitate the Fund's ability to achieve its investment objective. Since investment decisions are made independently by each sub-adviser, it is possible that the securities held by one portfolio segment may also be held by another portfolio segment of the Fund. However, it is not expected that such overlapping of investments would be significant. Overlapping investments in illiquid securities would be infrequent; to the extent that they do occur, there may be some risk that the purchase or sale of such securities may affect the value of the Fund's holdings. In addition, a sub-adviser may purchase a particular security for the Fund at the same time another sub-adviser is selling the same security for the Fund. The result of this could be increased brokerage commissions to the Fund without any change to the Fund's portfolio holdings. The decision to invest defensively is also made independently by each sub-adviser and may result in the Fund, as a whole, being defensively invested.

      Investors should also recognize that investing in foreign issuers involves certain considerations, including those described in the Prospectus and below, which are not typically associated with investing in U.S. issuers and which may favorably or unfavorably affect the Fund's performance. For example, because foreign companies generally are not subject to uniform accounting and financial reporting standards, or practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Also, since investments in foreign issuers will normally be denominated in currencies of foreign countries, and since the Fund may temporarily hold funds in bank deposits in foreign currencies during completion of investment programs, the Fund's returns will likely be affected favorably or unfavorably by changes in foreign currency reporting standards, practices and requirements, and foreign currency exchange rates and exchange control regulations.

     In addition, although the Fund does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis, it will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread ") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate should the Fund desire to resell that currency to the dealer. The Fund conducts its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into forward foreign currency exchange contracts to purchase or sell foreign currencies.

      Foreign stock markets, while growing in volume of trading activity, may have substantially less volume than the New York Stock Exchange (the "Exchange"), and securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Similarly, volume and liquidity in most foreign money markets may be less than in the United States. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions. In situations where there are negotiated commissions, it is WTC's and the sub-advisers' intention to negotiate the most favorable commission rates given the specific transaction contemplated under conditions then prevailing.

      There is generally less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the United States, and therefore, it may be more difficult for the Fund's sub-advisers to keep currently informed about corporate actions such as stock dividends or other matters which may affect the prices of portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments which could affect U.S. investment in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

                              INVESTMENT POLICIES

      The following supplements the information contained in the Prospectus concerning the Fund's investment policies.

      HEDGING STRATEGIES. The Fund may purchase and sell (write) put and call options and futures contracts and options on futures contracts on foreign currencies, securities and other financial instruments. The Fund may also enter into forward currency exchange contracts. These hedging strategies are described in detail in the Appendix.

      EUROPEAN AND AMERICAN DEPOSITORY RECEIPTS. The Fund may invest in foreign securities by purchasing European Depository Receipts ("EDR's"), American Depository Receipts ("ADR's") and other securities convertible into equity securities of foreign issuers. It is possible that these securities will not be denominated in the same currency as the securities into which they may be converted. In general, EDR's, in bearer form, are designed for use in European securities markets, while ADR's, in registered form, are designed for use in U.S. securities markets.

      LOANS OF PORTFOLIO SECURITIES. Although the Fund has no present intention of doing so, it may from time to time lend its portfolio securities to brokers, dealers and financial institutions. Such loans will in no event exceed one-third of the Fund's total assets and will be secured by collateral in the form of cash or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities"), in an amount at least equal to the current market value of the loaned securities determined on a daily basis and adjusted accordingly.

      The primary risk involved in lending securities is that the borrower might fail financially and would not return the loaned securities at a time when the value of the collateral is insufficient to replace the full amount of the loaned securities. The borrower would be liable for the shortage, but the Fund would be an unsecured creditor with respect to such shortage and might not be able to recover all or any of it. In order to minimize this risk, the Fund will make loans of securities only to firms deemed creditworthy by WTC or a sub-adviser when, in their judgment, the consideration to be earned justifies this risk.

      ILLIQUID SECURITIES. The Fund may not purchase or otherwise acquire any security or invest in a repurchase agreement if, as a result, more than 15% of the Fund's net assets (taken at current value) would be invested in illiquid securities. For purposes of this limitation, repurchase agreements not entitling the holder to payment of principal within seven days and securities that are illiquid by virtue of legal or contractual restrictions on resale ("restricted securities") or the absence of a readily available market are considered illiquid.

       Restricted securities may be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the Securities Act of 1933 (the "1933 Act"). Such securities include those that are subject to restrictions contained in the securities laws of other countries. Securities that are freely marketable in the country where they are principally traded, but would not be freely marketable in the United States, will not be subject to the limitations set forth above. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

      In recent years a large institutional market has developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. These instruments are often restricted securities because the securities are either themselves exempt from registration or sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

      To facilitate the increased size and liquidity of the institutional markets for unregistered securities, the SEC adopted Rule 144A under the 1933 Act. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by the Fund, however, could affect adversely the marketability of such portfolio securities, and the Fund might be unable to dispose of such securities promptly or at reasonable prices.

      The Corporation's Board of Directors has the ultimate responsibility for determining whether 144A securities are liquid or illiquid. The Board has delegated the function of making day-to-day determinations of liquidity to WTC and the sub-advisers pursuant to guidelines approved by the Board. WTC and the sub-advisers monitor the liquidity of 144A securities in the Fund's portfolio and report periodically on such decisions to the Directors. WTC and the sub-advisers have taken into account a number of factors in reaching liquidity decisions, including (1) the frequency of trades for the security,
(2) the number of dealers that made quotes for the security, (3) the number of dealers that have undertaken to make a market in the security, (4) the number of other potential purchasers for the security and (5) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how offers are solicited and the mechanics of the transfer).

                            INVESTMENT LIMITATIONS

      The following investment limitations of the Fund are fundamental and may not be changed without the affirmative vote of the lesser of (1) 67% of the shares of the Fund present at a shareholders' meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (2) more than 50% of the outstanding shares of the Fund.

      Investment limitations, except with respect to the borrowing of money, that appear below or elsewhere in the Prospectus or this Statement of Additional Information which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets.

     The Fund will not:

      (1) With respect to 75% of the Fund's total assets, invest more than 5% of the value of its total assets in the securities of any one issuer, except debt obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities;

      (2) With respect to 75% of the Fund's total assets, purchase the securities of any issuer if such purchase would cause more than 10% of the voting securities of such issuer to be held by the Fund;

      (3) Borrow money, except (a) from a bank for temporary or emergency purposes (not for leveraging or investment) or (b) by engaging in reverse repurchase agreements, provided that borrowings do not exceed an amount equal to one-third of the current value of the Fund's assets taken at market value, less liabilities other than borrowings;

      (4) Purchase securities (other than U.S. Government Securities), if such purchase would cause more than 25% in the aggregate of the market value of the total assets of the Fund at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry;

      (5) Act as underwriter of the securities issued by others, except to the extent that the purchase of securities in accordance with the Fund's investment objective and policies directly from the issuer thereof and the later disposition thereof may be deemed to be underwriting;

      (6) Issue senior securities, except (i) as appropriate to evidence indebtedness that the Fund is permitted to incur; (ii) the Fund may issue shares of additional classes or series which the Board of Directors may establish; and (iii) the Fund's futures, options and forward currency transactions will not be considered senior securities;

      (7) Purchase or sell real estate (including limited partnerships) and physical commodity contracts, except that the Fund may (i) invest in securities secured by real estate or interests in real estate or in securities issued by companies, including real estate investment trusts, that invest in real estate or interests in real estate; and (ii) purchase and sell (write) put and call options, futures contracts and options on futures contracts on foreign currencies, securities and other financial instruments and enter into forward foreign currency exchange contracts; or

      (8) Make loans to other persons, except loans of portfolio securities to the extent that such loans do not exceed one-third of the Fund's total assets and except to the extent that the purchase of debt obligations in accordance with the Fund's investment objective and policies and the entry into repurchase agreements may be deemed to be loans.

      In addition to those fundamental investment limitations described above, the following non fundamental investment limitations have been adopted by the Corporation's Board of Directors and may be changed by the Board without shareholder approval.

     The Fund will not:

      (1) purchase securities issued by any other investment company, except to the extent necessary to purchase the securities of issuers located in foreign countries whose securities may be purchased only through investment companies and to the extent permitted by Section 12 of the Investment Company Act of 1940 (the "1940 Act") (currently, up to 10% of the total assets of the Fund and, as to any one investment company, up to 5% of the total assets of the Fund and no more than 3% of the total outstanding voting securities of that investment company);

      (2) invest in securities of any issuer which, together with any predecessor, has been in operation for less than three years, if, as a result, more than 5% of the Fund's total assets would then be invested in such securities;

      (3) purchase or retain the securities of an issuer if, to the Fund's knowledge, one or more of the Directors or officers of the Corporation or of WTC or any sub-adviser individually own beneficially more than 1/2 of 1% of the securities of such issuer and together own beneficially more than 5% of the securities of that issuer;

      (4) enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin and premiums does not exceed 5% of the Fund's total assets provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

      (5) purchase or retain securities of any open-end investment company except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition of assets;

      (6) purchase securities of closed-end investment companies except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchases, or except when such purchase, though not made in the open market, is part of a plan of merger, consolidation, reorganization or acquisition of assets;

      (7) purchase securities on margin or make short sales, unless by virtue of its ownership of other securities, it has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions;

      (8) invest in warrants (other than options on securities) except that the Fund may invest in warrants valued at the lower of cost or market, not exceeding 10% of the value of its net assets;

      (9)   purchase or sell interests in oil, gas or mineral leases;

     (10) make loans to other persons, except loans of portfolio securities to the extent that such loans do not exceed one-third of the Fund's total assets and are fully collateralized in an amount at least equal to the current market value of the loaned securities and except to the extent that the purchase of debt obligations in accordance with the Fund's investment objective and policies and the entry into repurchase agreements may be deemed to be loans; or

     (11) purchase or otherwise acquire any security or invest in a repurchase agreement with respect to any securities if, as a result, more than 15% of its net assets (taken at current value) would be invested in illiquid securities. For purposes of this limitation, repurchase agreements not entitling the holder to payment of principal within seven days and securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market are considered illiquid.


     If necessary in order to comply with limitations imposed by certain state securities commissions, the Fund may adopt additional restrictions.


      "Value" for the purposes of all investment limitations shall mean the value used in determining the Fund's net asset value.

                            DIRECTORS AND OFFICERS

      The Corporation has a Board, presently composed of five Directors, which supervises Fund activities and reviews contractual arrangements with companies that provide the Fund with services. The Directors and officers of the Corporation are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. All persons named as Directors also serve in similar capacities for The Rodney Square Fund, The Rodney Square Tax-Exempt Fund, The Rodney Square Strategic Fixed-Income Fund and The Rodney Square Multi-Manager Fund. Those Directors who are "interested persons" of the Corporation (as defined in the 1940 Act) by virtue of their position with either Rodney Square Management Corporation ("RSMC") or WTC are indicated by an asterisk (*).




*MARTIN L. KLOPPING, Rodney Square North, 1100 N. Market St., Wilmington, DE 19890-0001, President elected in 1995, and Director, age 42, has been President and Director of RSMC since 1984. He is also a Director of RSD, elected in 1992. He is also a Chartered Financial Analyst and member of the SEC Rules and Investment Advisers Committees of the Investment Company Institute.



ERIC BRUCKER, School of Management, University of Michigan, Dearborn, MI 48128, Director, age 54, has been Dean of the School of Management at the University of Michigan since June 1992. He was Professor of Economics, Trenton State College from September 1989 through June 1992. He was Vice President for Academic Affairs, Trenton State College from September 1989 through June 1991. From 1976 until September 1989, he was Dean of the College of Business and Economics and Chairman of various committees at the University of Delaware. He is a member of the Detroit Economic Club.




FRED L. BUCKNER, 5 Hearth Lane, Greenville, DE 19807, Director, age 64, has retired as President and Chief Operating Officer of Hercules Incorporated (diversified chemicals), positions he has held from March 1987 through March 1992. He also served as a member of the Hercules Incorporated Board of Directors from 1986 through March 1992.




JOHN J. QUINDLEN, 313 Southwinds, 1250 West Southwinds Blvd., Vero Beach, FL 32963, Director, age 63, has retired as Senior Vice President-Finance of E.I. du Pont de Nemours and Company, Inc. (diversified chemicals) a position he held from 1984 to November 30, 1993. He also served as Chief Financial Officer of E.I. du Pont de Nemours and Company, Inc. from 1984 through June 30, 1993. He also serves as a Trustee of Kiewit Mutual Fund since 1994. He is a Director of Atlantic Aviation, Inc. and St. Joe Paper Co. and a Trustee of Winterthur Museum and Gardens and Medical Center of Delaware.

JOSEPH M. FAHEY, JR., Rodney Square North, 1100 N. Market St., Wilmington, DE 19890-0001, Vice President, age 39, has been with RSMC since 1984 as a Secretary of RSMC since 1986 and a Vice President of RSMC since 1992. He was an Assistant Vice President of RSMC from 1988 to 1992 and Senior Investment Officer of RSMC from 1984 to 1988.

ROBERT C. HANCOCK, Rodney Square North, 1100 N. Market St., Wilmington, DE 19890-0001, Vice President and Treasurer, age 44, has been Vice President of RSMC since 1988 and Treasurer of RSMC since 1990. He is also a member of the Accounting/Treasurer Committee of the Investment Company Institute.


MARILYN TALMAN, Rodney Square North, 1100 N. Market Street, Wilmington, DE 19890-0001, Secretary, age 49, has been a Vice President of RSMC since 1995. She served as an Assistant Vice President of RSMC from 1993 to 1995 and a Senior Fund Administration Officer from 1992 to 1993. She was an Associate at Ballard Spahr Andrews & Ingersoll (law firm) from 1989 to 1992.




DIANE D. MARKY, Rodney Square North, 1100 N. Market St., Wilmington, DE 19890-0001, Assistant Secretary, age 31, has been a Senior Fund Administrator of RSMC since 1994 and a Fund Administration Officer since 1991. She was a Mutual Fund Accountant for RSMC from 1989 to 1991.

CONNIE L. MEYERS, Rodney Square North, 1100 N. Market St., Wilmington, DE 19890-0001, Assistant Secretary, age 35, has been a Fund Administrator of RSMC since August, 1994. She was a Corporate Custody Administrator for Wilmington Trust Company from 1989 to 1994.




LOUIS C. SCHWARTZ, Rodney Square North, 1100 N. Market St., Wilmington, DE 19890-0001, Assistant Secretary, age 28, has been a Senior Fund Administrator of RSMC since 1995 and a Fund Administration Officer since February, 1996. He was an Associate at the law offices of Mason, Briody, Gallagher & Taylor from 1993 to 1995.



JOHN J. KELLEY, Rodney Square North, 1100 N. Market St., Wilmington, DE 19890-0001, Assistant Treasurer, age 36, has been a Vice President of RSMC since 1995. He was an Assistant Vice President from 1989 to 1994.


      The fees and expenses of the Directors who are not "interested persons" of the Corporation (the "Independent Directors"), as defined in the 1940 Act, are paid by the Corporation. For the fiscal year ended October 31, 1995, such fees and expenses amounted to $5,400. The following table shows the fees paid during calendar 1995 to the Independent Directors for their service to the Fund and to the Rodney Square Family of Funds. As of January 31, 1996, the Directors and officers of the Corporation as a group owned beneficially less than 1% of the shares of the Fund.

                              1995 DIRECTORS FEES

                         Total Fees from         Total Fees from the Rodney
Independent Trustee         the Fund               Square Family of Funds
-------------------      ---------------         --------------------------

Eric Brucker                  $1,800                        $16,900

Fred L. Buckner               $1,800                        $16,900

John J. Quindlen              $1,800                        $16,900

                           WILMINGTON TRUST COMPANY

      The investment adviser, WTC, is a state-chartered bank organized as a Delaware corporation in 1903. WTC is a wholly owned subsidiary of Wilmington Trust Corporation which is a publicly held bank holding company. The Fund benefits from the experience, conservative values and special heritage of WTC. WTC is a financially strong bank and enjoys a reputation for providing exceptional consistency, stability and discipline in managing both short-term and long-term investments. WTC is Delaware's largest full-service bank and, with more than $75 billion in trust, custody and investment management assets, WTC ranks among the nation's leading money management firms. As of December 31, 1995, the trust department of WTC was the seventeenth largest in the United States as measured by discretionary assets under management. WTC is engaged in a variety of investment advisory activities, including the management of collective investment pools, and has nearly a century of experience managing the personal investments of high net-worth individuals.
Its current roster of institutional clients includes several Fortune 500 companies as well. In addition to serving as Investment Adviser to the Fund, WTC also serves as Investment Adviser to The Rodney Square Strategic Fixed-Income Fund and manages over $3.7 billion in fixed-income assets for various other institutional clients.

      Several affiliates of WTC are also engaged in the investment advisory business. Wilmington Trust FSB, a wholly owned subsidiary of Wilmington Trust Corporation exercises investment discretion over certain institutional accounts. RSMC, a wholly owned subsidiary of WTC, and the Fund's Administrator, Transfer Agent and Dividend Paying Agent, serves as investment adviser for The Rodney Square Fund, The Rodney Square Tax-Exempt Fund and The Rodney Square Multi-Manager Fund, each a registered investment company. RSMC also serves as Administrator, Transfer Agent and Dividend Paying Agent for those funds and for The Rodney Square Strategic Fixed-Income Fund, another registered investment company.

      RSD, a wholly owned subsidiary of WTC and the Fund's distributor, is a registered broker-dealer. Wilmington Brokerage Services Company, another wholly owned subsidiary of WTC, is a registered investment adviser and a registered broker-dealer.

                               THE SUB-ADVISERS

      The Fund utilizes a multi-manager configuration, with each sub-adviser following a different investment approach in investing in non-U.S. companies with attractive return potential. Each of the current sub-advisers employs a fundamentally driven investment process which includes varying levels of both top-down economic analysis at the country level and bottom-up stock selection within markets as well as varying degrees of quantitative analyses of issuers, industries, countries and regional markets. The Fund typically maintains representation across a broad range of countries, but will tend to have weightings which significantly differ from international stock indexes, such as EAFE (Europe, Asia, Far East), a widely followed unmanaged capitalization weighted index of publicly traded stocks. The Fund may also have significant exposure to emerging markets not represented in EAFE, such as Mexico, Indonesia and Thailand. Because country allocations may differ from those of the EAFE Index, the Fund's returns may significantly deviate from those of the EAFE Index.

     The sub-advisers to the Fund are:

     CLEMENTE CAPITAL, INC. - A theme oriented international manager investing in companies with favorable growth characteristics that will be positively influenced by global and regional trends.

     SCUDDER, STEVENS & CLARK, INC. - Uses a very heavy emphasis on research to identify companies benefiting from favorable global themes, a positive economic climate conducive to growth in their area of operation, or unique situations.

                        INVESTMENT MANAGEMENT SERVICES

     ADVISORY AGREEMENT. WTC serves as investment adviser to the Fund pursuant to an Investment Advisory Agreement with the Corporation effective February 1, 1993. Prior to February 1, 1993, WTC served as investment adviser to the Fund pursuant to an Investment Advisory Agreement with the Corporation dated October 21, 1987.


     For the services provided by WTC under the Investment Advisory Agreement, the Fund pays a monthly advisory fee to WTC at the annual rate of 1.00% of the average daily net assets of the Fund as determined at the close of business on each day throughout the month. For the fiscal years ended October 31, 1995, 1994 and 1993, WTC's fee amounted to $192,537, $241,650 and $131,713, respectively.



     Under the Investment Advisory Agreement, WTC has agreed to waive all or part of its advisory fee or reimburse the Fund monthly to the extent that the annual operating expenses of the Fund exceed the lowest expense limitation prescribed by certain states in which shares of the Fund are qualified or registered for offer or sale. Currently, the lowest applicable limitation (excluding brokerage commissions, interest, taxes, distribution fees, certain expenses attributable to investing outside the United States and extraordinary expenses) is 2.5% on the first $30 million of average net assets of the Fund, 2.0% of the next $70 million and 1.5% on any additional net assets. WTC has also agreed to waive its advisory fee or reimburse the Fund monthly to the extent that operating expenses (excluding taxes, interest, extraordinary expenses and brokerage commissions) incurred by the Fund exceed an annual rate of 1.75% of the average daily net assets of the Fund. This undertaking, which is not contained in the Investment Advisory Agreement, may be amended or rescinded in the future. During the fiscal years ended October 31, 1995, 1994 and 1993, WTC reimbursed $146,874, $97,332 and $231,728, respectively, of the Fund's expenses.




      The Investment Advisory Agreement provides that WTC is responsible for the provision of investment management and related services to the Fund, subject to the direction of the Board of Directors and the officers of the Corporation. The Agreement also provides that WTC may delegate its investment decision-making authority to the sub-advisers.

      Under the Agreement, the Corporation on behalf of the Fund assumes responsibility for paying or entering into arrangements with third parties to pay all Fund expenses which are not expressly assumed by WTC. Such expenses include: (i) fees payable for administrative services provided by the Fund's administrator; (ii) fees payable for services provided by the Fund's independent public accountants; (iii) fees payable for transfer agent, registrar, dividend disbursement and shareholder recordkeeping services; (iv) fees payable for accounting services; (v) fees payable for custodial services;
(vi) the cost of obtaining quotations for calculating the value of the assets of the Fund; (vii) taxes levied against the Fund and the Fund's pro-rata share of taxes levied against the Corporation; (viii) brokerage fees and commissions in connection with the purchase and sale of portfolio securities; (ix) costs, including the interest expense, of borrowing money; (x) the Fund's pro-rata share of costs and/or fees incident to holding meetings of the Directors and shareholders, preparation, filing and mailing of prospectuses and reports, maintenance of the Corporation's corporate existence, and registration of shares with federal and state securities authorities; (xi) legal fees and expenses; (xii) the costs of printing share certificates representing shares of the Fund; (xiii) the Fund's pro-rata share of fees payable to, and expenses of, members of the Board of Directors who are not "interested persons" of the Fund; (xiv) the Fund's pro-rata share of premiums payable on the fidelity bond required by Section 17(g) of the 1940 Act, and any other premiums payable on insurance policies related to the Fund's business and the investment activities of its portfolios; (xv) distribution fees; (xvi) fees, voluntary assessments and other expenses incurred in connection with the Corporation's membership in investment company organizations; and (xvii) such non-recurring expenses as may arise, including actions, suits or proceedings to which the Corporation is a party and the Fund's pro-rata share of the legal obligation which the Corporation may have to indemnify its Directors and officers with respect thereto.

      The Agreement provides that WTC, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under such Agreement, shall not be liable to the Fund or its shareholders for any act or omission in the course of, or connected with, providing services under the Agreement or for any losses that may be sustained in the purchase, holding or sale of any security. The Agreement is terminable without penalty on sixty days' written notice by WTC or by the Corporation (by action of its Board of Directors or by vote of a majority of the Fund's outstanding voting securities), and terminates automatically in the event of its assignment. The Agreement continues from year to year so long as its continuance is approved at least annually (i) by the vote of a majority of the Independent Directors at a meeting called for the purpose of voting on such approval and (ii) by the vote of a majority of the Directors or by the vote of a majority of the outstanding voting securities of the Fund.




      SUB-ADVISORY AGREEMENTS. Scudder and Clemente serve as sub-advisers to the Fund pursuant to identical sub-advisory agreements effective February 1, 1993 ("Sub-Advisory Agreements"). Scudder and Clemente also serve as sub-advisers to a collective investment fund managed by WTC. For services furnished pursuant to each Sub-Advisory Agreement, WTC (not the Fund) pays each sub-adviser a monthly portfolio management fee at an annual rate of 0.50% of the average net assets under the sub-adviser's management. Prior to December 31, 1993, Edinburgh Fund Managers, plc. ("EFM") served as a sub-adviser to the Fund and prior to February 1, 1993, EFM served as sole portfolio consultant and acted as sub-adviser to the Fund. The rate of compensation for EFM for these services was the same as that payable to each sub-adviser under the Sub-Advisory Agreements. For the fiscal years ended October 31, 1995, 1994 and 1993, WTC paid Clemente, Scudder and EFM the following sub-advisory fees:



                                   SUB-ADVISORY FEES RECEIVED FROM WTC
                                ----------------------------------------
                                YEAR ENDED     YEAR ENDED     YEAR ENDED
          SUB-ADVISER            10/31/95       10/31/94       10/31/93
------------------------------  ----------     ----------     ----------
Clemente Capital, Inc.            $47,805        $59,536        $15,893
Scudder, Stevens & Clark, Inc.    $48,463        $58,435        $16,077
Edinburgh Fund Managers, Plc.        -           $ 2,855        $33,877


       Each Sub-Advisory Agreement provides that the sub-adviser has discretionary investment authority (including the selection of brokers and dealers for the execution of the Fund's portfolio transactions) with respect to the portion of the Fund's assets allocated to it by WTC, subject to the restrictions of the 1940 Act, the Internal Revenue Code, applicable state securities laws, applicable statutes and regulations of foreign jurisdictions, the Fund's investment objective, policies and restrictions and the instructions of the Directors and WTC.

      Each Sub-Advisory Agreement provides that the sub-adviser will not be liable for any action taken, omitted or suffered to be taken except if such acts or omissions are the result of willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Agreements continue in effect from year to year so long as continuance of each such Agreement is approved at least annually (i) by the vote of a majority of the Independent Directors at a meeting called for the purpose of voting on such approval and (ii) by the vote of a majority of the Directors or by the vote of a majority of the outstanding voting securities of the Fund. Each Sub-Advisory Agreement terminates automatically in the event of its assignment and is terminable on written notice by the Corporation (without penalty, by action of the Board of Directors or by vote of a majority of the Fund's outstanding voting securities) or by WTC or the sub-adviser. Each Agreement provides that written notice of termination must be provided by the Fund within thirty days of the termination date and by WTC or the sub-adviser within sixty days of the termination date.

  ADMINISTRATION, ACCOUNTING AND DISTRIBUTION AGREEMENTS AND RULE 12B-1 PLAN

      RSMC, a Delaware corporation organized on September 17, 1981, serves as Administrator of the Fund pursuant to an Administration Agreement effective January 1, 1993.


      For  the  services provided, RSMC receives a monthly administration  fee from the Fund at an annual rate of 0.09% of the Fund's average daily net assets. For the fiscal years ended October 31, 1995, 1994 and 1993, RSMC was paid administration fees amounting to $17,328, $21,748 and 10,492, respectively. For the fiscal year ended October 31, 1993, Scudder Investor Services, Inc., the prior co-administrator for the Fund until December 31, 1992, was paid administration fees amounting to $1,362.


      Under the terms of the Administration Agreement, RSMC agrees to: (a) supply office facilities, non-investment related statistical and research data, executive and administrative service, stationery and office supplies, and corporate management services for the Fund; (b) prepare and file, if necessary, reports to shareholders of the Corporation and reports with the Securities and Exchange Commission (the "SEC") and state securities commissions; (c) monitor the Fund's compliance with the investment restrictions and limitations imposed by the 1940 Act and state Blue Sky laws and applicable regulations thereunder, the fundamental and non fundamental investment policies and limitations set forth in the Prospectus and this Statement of Additional Information, and the investment restrictions and limitations necessary for the Fund to continue to qualify as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"); (d) monitor sales of the Fund's shares and ensure that such shares are properly registered with the SEC and applicable state authorities;

(e) prepare and monitor an expense budget for the Fund, including setting and revising accruals for each category of expenses; (f) determine the amounts of dividends and other distributions payable to shareholders as necessary to, among other things, maintain the Fund's continued qualification for treatment as a RIC under the Code and avoid imposition of a 4% excise tax imposed on RICs in certain situations; (g) prepare and distribute to appropriate parties notices announcing the declaration of dividends and other distributions to shareholders; (h) prepare financial statements and footnotes and other financial information with such frequency and in such format as required to be included in reports to shareholders and the SEC; (i) supervise the preparation of federal and state tax returns; (j) review sales literature and file such with regulatory authorities, as necessary; (k) maintain Fund/Serv membership;
(l) provide information regarding material developments in state securities regulation; and (m) provide personnel to serve as officers of the Fund if so elected by the Board of Directors. Additionally, RSMC agrees to create and maintain all necessary records in accordance with all applicable laws, rules and regulations pertaining to the various functions performed by it and not otherwise created and maintained by another party pursuant to contract with the Fund. RSMC may at any time or times in its discretion appoint (and may at any time remove) other parties as its agent to carry out any of the provisions of the Administration Agreement.

      The Administration Agreement provides that RSMC and its affiliates shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Administration Agreement relates, except to the extent of a loss resulting from willful misfeasance, bad faith or gross negligence on their part in the performance of their obligations and duties under the Administration Agreement.

      The Administration Agreement continues in effect from year to year so long as its continuance is approved at least annually by a majority of the Directors, including a majority of the Independent Directors. The Agreement is terminable by the Fund by sixty (60) days' written notice given to RSMC or by RSMC on six (6) months' written notice given to the Fund.

      RSMC also provides accounting services to the Fund pursuant to an Accounting Services Agreement that became effective February 1, 1991. For the services provided, RSMC receives from the Fund an annual fee of $75,000 plus an amount equal to 0.03% of the average daily net assets over $100 million. For each of the fiscal years ended October 31, 1995, 1994 and 1993, RSMC was paid accounting services fees of $75,000, respectively.

      Under  the  terms of the Accounting Services Agreement, RSMC agrees  to:
(a) perform the following accounting functions on a daily basis: (1) journalize the Fund's investment, capital share and income and expense activities, (2) verify investment buy/sell trade tickets when received from the Fund's custodian, (3) maintain individual ledgers for investment securities, (4) maintain historical tax lots for each security, (5) reconcile cash and investment balances of the Fund with the custodian, and provide the Adviser with the beginning cash balance available for investment purposes, (6) update the cash availability throughout the day as required by the Adviser,

(7) post to and prepare the Fund's Statement of Assets and Liabilities and the Statement of Operations, (8) calculate various contractual expenses (e.g., advisory and custody fees), (9) control all disbursements from the Fund and authorize such disbursements upon written instructions, (10) calculate capital gains and losses, (11) determine the Fund's net income, (12) obtain security market quotes at the Fund's expense from services approved by the Adviser, or if such quotes are unavailable, then obtain such prices from the Adviser, and in either case calculate the market value of the Fund's investments, (13) transmit or mail a copy of the portfolio valuation to the Adviser and to the sub-advisers, (14) compute the net asset value of the Fund, (15) compute the Fund's yields, total return, expense ratios and portfolio turnover rate, and
(16) monitor the expense accruals and notify Fund management of any proposed adjustments; (b) prepare monthly financial statements which include the Schedule of Investments, the Statement of Assets and Liabilities, the Statement of Operations, the Statement of Changes in Net Assets, the Cash Statement and the Schedule of Capital Gains and Losses; (c) prepare quarterly broker security transactions summaries; (d) supply various Fund statistical data as requested on an ongoing basis; (e) assist in the preparation of support schedules necessary for completion of federal and state tax returns;
(f) assist in the preparation and filing of the Fund's semi annual reports with the SEC on Form N-SAR; (g) assist in the preparation and filing of the Fund's annual and semi annual shareholder reports and proxy statements; (h) assist with the preparation of registration statements on Form N-1A and other filings relating to the registration of shares of the Corporation; (i) monitor the Fund's status as a RIC under the Code; and (j) act as liaison with the Fund's independent public accountants and provide account analyses, fiscal year summaries and other audit related schedules. Additionally, RSMC agrees to keep, in accordance with all applicable laws, rules and regulations, all books and records with respect to the Fund's books of account and records of the Fund's securities transactions.

      The Accounting Services Agreement provides that RSMC shall not be liable for any act or omission which does not constitute willful misfeasance, bad faith or gross negligence on the part of RSMC in the performance of its obligations and duties under the Accounting Services Agreement or reckless disregard by RSMC of such duties and obligation.

      The Accounting Services Agreement continues in effect from year to year so long as its continuance is approved at least annually by a majority of the Directors, including a majority of the Independent Directors. The Agreement is terminable by the Fund or RSMC on three (3) months' written notice.


      RSD serves as the Distributor of Fund shares pursuant to a Distribution Agreement with the Corporation effective December 31, 1992. Under the terms of the Distribution Agreement, RSD is granted the right to sell the Fund's shares as agent for the Fund, to retain a portion of sales load proceeds as underwriting commissions and to reallocate a portion of sales load proceeds to dealers who have sold Fund shares. Until the close of business on December 31, 1992, Scudder Investor Services, Inc. served as distributor for the Fund pursuant to a Distribution Agreement dated October 21, 1987. For the fiscal years ended October 31, 1995 and 1994, RSD received underwriting commissions of $2,415 and $3,376, respectively. For the fiscal year ended October 31, 1993, RSD and Scudder Investor Services, Inc. received underwriting commissions of $95 and $122, respectively.

      Under the terms of the Distribution Agreement, RSD agrees to use all reasonable efforts to secure purchasers for shares of the Fund and to pay expenses of printing and distributing prospectuses, statements of additional information and reports prepared for use in connection with the sale of Fund shares and any other literature and advertising used in connection with the offering, subject to reimbursement pursuant to the Fund's Plan of Distribution adopted pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan").

      The Distribution Agreement provides that RSD, in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Agreement, will not be liable to the Fund or its shareholders for losses arising in connection with the sale of Fund shares.

      The Distribution Agreement continues in effect from year to year so long as its continuance is approved at least annually (i) by the vote of a majority of the Independent Directors; and (ii) by the vote of a majority of the Directors or by the vote of a majority of the outstanding shares of the Fund. The Agreement is terminable on sixty (60) days' prior written notice by either RSD or the Fund and terminates automatically in the event of its assignment.

     RSD may be reimbursed for distribution expenses according to a 12b-1 Plan which the Board of Directors has adopted and shareholders approved on February 1, 1993. The 12b-1 Plan provides that RSD may be reimbursed for distribution activities encompassed by Rule 12b-1, such as public relations services, telephone services, sales presentations, media charges, preparation, printing and mailing advertising and sales literature, data processing necessary to support a distribution effort, printing and mailing of prospectuses, and distribution and shareholder servicing activities of certain financial institutions such as banks or broker-dealers who have entered into servicing agreements with RSD ("Service Organizations") and other financial institutions, including fairly allocable internal expenses of RSD and payments to third parties.


      The 12b-1 Plan further provides that reimbursement shall be made for any month only to the extent that such payment does not exceed (i) 0.75% on an annualized basis of the Fund's average annual net assets; (ii) when combined with sales load proceeds, 7.25% of the Fund's gross new sales; and (iii) limitations set from time to time by the Board of Directors. The Board of Directors has only authorized implementation of the 12b-1 Plan for up to 0.25% of the Fund's average daily net assets annually to reimburse RSD for paying "trail commissions" to Service Organizations who have sold Fund shares and for retail oriented marketing efforts focusing on the preparation and distribution of marketing materials. For the fiscal year ended October 31, 1995, payments under the 12b-1 Plan amounted to $6,857; of that amount, $2,616 was paid in trail commissions, $3,006 for prospectus printing and $1,235 on the preparation and distribution of marketing materials.

      Under the 12b-1 Plan, if any payments made by WTC out of its advisory fee, not to exceed the amount of that fee, to any third parties (including banks), including payments for shareholder servicing and transfer agent functions, were deemed to be indirect financing by the Fund of the distribution of its shares, such payments are authorized. The Fund may execute portfolio transactions with and purchase securities issued by depository institutions that receive payments under the 12b-1 Plan. No preference for instruments issued by such depository institutions will be shown in the selection of investments.

                            PORTFOLIO TRANSACTIONS


      Purchases and sales of securities on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock
exchanges  they  are  fixed.   There generally  is  no  stated  commission  in
transactions involving securities traded in the over-the-counter markets,  but
the   price  usually  includes  an  undisclosed  commission  or  markup.    In
underwritten  offerings,  securities are purchased  at  a  fixed  price  which
includes  a disclosed, fixed concession or discount to the underwriter.   Each
sub-adviser is responsible for investing a segment of the Fund's portfolio, including the negotiation of commissions and the allocation of portfolio brokerage and principal transactions in connection with those investments. WTC may manage certain investments for the Fund directly. It is expected that securities ordinarily will be purchased in the secondary markets, whether over-the-counter or on exchanges. During the fiscal years ended October 31, 1995, 1994 and 1993, the Fund paid total brokerage commissions of $110,961, $147,663 and $192,034, respectively. During those periods, no brokerage commissions were paid to any affiliate of the Fund, any principal underwriter of the Fund's shares or any affiliate of such an affiliate or principal underwriter.


      The primary objective of WTC and each sub-adviser in placing orders on behalf of the Fund for the purchase and sale of securities for the Fund's portfolio is to obtain best execution at the most favorable prices through responsible broker-dealers and, where commission rates are negotiable, at competitive rates. Although the Fund may pay higher commissions in return for brokerage and research services, it must be determined that such commission is reasonable in relation to the value of the brokerage and/or research services that have been provided. In selecting a broker or dealer, WTC and the sub-advisers consider among other things: (i) the price of the securities to be purchased or sold; (ii) the rate of the commission; (iii) the size and difficulty of the order; (iv) the reliability, integrity, financial condition, general execution and operational capability of competing broker or dealer and; (v) the quality of any service provided by the broker or dealer to WTC, the sub-advisers or to the Fund.

      WTC and the sub-advisers cannot readily determine the extent to which commission rates or net prices charged by brokers or dealers reflect the value of their research services. In such cases, WTC and the sub-advisers receive services they otherwise might have had to perform themselves. The research services provided by broker-dealers can be useful to WTC and the sub-advisers in serving their other clients, as well as in serving the Fund. Conversely, information provided to WTC and the sub-advisers by brokers or dealers who have executed transaction orders on behalf of other sub-advisers or WTC clients may be useful to WTC and the sub-advisers in providing services to the Fund.

      WTC and each sub-adviser may execute principal transactions on behalf of the Fund with a broker or dealer who furnishes brokerage and/or research services, or designate any such broker or dealer to receive selling concessions, discounts or other allowances, or otherwise deal with any such broker or dealer in connection with the acquisition of securities in underwritings.

      WTC and the sub-advisers receive a wide range of research services from brokers or dealers covering investment opportunities throughout the world, including information on the economies, industries, groups of securities, individual companies, statistics, political developments, technical market action, pricing and appraisal services and performance analyses of all the countries in which the Fund's portfolio is likely to be invested. During the fiscal year ended October 31, 1995, there were no commissions involving transactions directed to brokers chosen because of research services provided.

      Some of the sub-advisers' and WTC's other clients have investment objectives and programs similar to that of the Fund. Occasionally, WTC and the sub-advisers may make recommendations to other clients which result in their purchasing or selling securities simultaneously with the Fund. Consequently, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is the policy of WTC and the sub-advisers not to favor one client over another in making recommendations or in placing orders. In the event of a simultaneous transaction, purchases or sales are averaged as to price and allocated between the Fund and the other clients as to amount according to a formula deemed equitable to the Fund and the other clients.

                              PORTFOLIO TURNOVER


      The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of portfolio securities owned by the Fund during the year. All securities, including options, whose maturity or expiration date at the time of acquisition was one year or less are to be excluded from both the numerator and denominator. The Fund's portfolio turnover rates for the fiscal years ended October 31, 1995 and October 31, 1994 were 67.1% and 81.2%, respectively. A higher portfolio turnover rate may result in higher transaction costs and also may result in the realization of gains that will be subject to tax.

                                  REDEMPTIONS

      To ensure proper authorization before redeeming shares of the Fund, RSMC may require additional documents such as, but not restricted to, stock powers, trust instruments, death certificates, appointments as fiduciary, certificates of corporate authority and waivers of tax required in some states when settling estates.

     Clients of WTC who have purchased shares through their trust accounts and clients of Service Organizations who have purchased shares through their accounts with those Service Organizations should contact WTC or the Service Organization prior to submitting a redemption request to ensure that all necessary documents accompany the request. When shares are held in the name of a corporation, other organization, trust, fiduciary or other institutional investor, RSMC requires, in addition to the stock power, certified evidence of authority to sign the necessary instruments of transfer. THESE PROCEDURES ARE FOR THE PROTECTION OF SHAREHOLDERS AND SHOULD BE FOLLOWED TO ENSURE PROMPT PAYMENT. Redemption requests must not be conditional as to date or price of the redemption. Redemption proceeds will be sent within seven days of acceptance of shares tendered for redemption. Delay may result if the purchase check has not yet cleared, but the delay will be no longer than required to verify that the purchase check has cleared, and the Fund will act as quickly as possible to minimize delay.

      The value of shares redeemed may be more or less than the shareholder's cost, depending on the net asset value at the time of redemption. Redemption of shares may result in tax consequences (gain or loss) to the shareholder, and the proceeds of a redemption may be subject to backup withholding. (See "Dividends, Other Distributions and Taxes" in the Prospectus.)

      A shareholder's right to redeem shares and to receive payment therefor may be suspended when (a) the Exchange is closed or trading on that Exchange is restricted, (b) an emergency exists as a result of which it is not reasonably practicable to dispose of portfolio securities or to determine the value of the Fund's net assets, or (c) ordered by a governmental body having jurisdiction over the Fund for the protection of the Fund's shareholders. In case of such suspension, shareholders may withdraw their requests for redemption or may receive payment based on the net asset value next determined after the suspension is lifted.

     The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part with readily marketable securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing the Fund's net asset value. If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Fund is obligated to redeem shares solely in cash for any shareholder up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period.

                                NET ASSET VALUE

      The net asset value per share is determined by dividing the value of the Fund's net assets by the total number of shares outstanding. The determination is made by RSMC on each day the Fund is open for business. Such determination is made as of the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time). The Fund is open for business on days on which the Exchange, RSMC and the Philadelphia branch office of the Federal Reserve are open for business ("Business Day ").

      In valuing the Fund's assets, all securities for which market quotations are readily available are valued under normal circumstances at the last sales price prior to the time of determination, or if no sale is reported at that time, the mean between the closing asked price and the closing bid price. With respect to a security which is listed or traded on more than one exchange, the Fund normally looks to the exchange on which trading is more extensive. Short-term investments having a maturity of 60 days or less are valued at cost, with any premium amortized or discount accrued over the period remaining until maturity. Securities and assets for which market values are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

      Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each Business Day. In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all Business Days. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not Business Days and on which the Fund's net asset value is not calculated. Calculation of the Fund's net asset value does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. If events materially affecting the value of such securities occur between the time when their price is determined and the time when the Fund's net asset value is calculated, such securities are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

                            PERFORMANCE INFORMATION

      The Fund's performance may be quoted in terms of its total return in advertising and other promotional materials ("performance advertisements").
Performance data quoted represent past performance and is not intended to indicate future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Performance of the Fund will vary based on changes in market conditions and the level of the Fund's expenses.

      TOTAL  RETURN CALCULATIONS.  Average annual total return quotes used  in
the   Fund's  performance  advertisements  are  calculated  according  to  the following formula:

                    P (1 + T)n     =  ERV
                    where:   P     =  a hypothetical initial payment of $1,000
                             T     =  average annual total return
                             n     =  number of years
                             ERV   =  ending redeemable value at end of the
                                      period of a hypothetical $1,000 payment
                                      made at the beginning of that period.

      Under the foregoing formula, the time periods used in performance advertisements will be based on rolling calendar quarters, updated to the last day of the most recent calendar quarter prior to submission of the advertisement for publication. Average annual total return, or "T " in the formula above, is computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value ("ERV"). In calculating the ERV for standardized average annual total return, the Fund's maximum 4.00% sales load is deducted from the initial $1,000 payment and all dividends and other distributions by the Fund are assumed to have been reinvested at net asset value on the reinvestment date during the period. The following table reflects the Fund's standardized and non standardized average annual total return for the periods stated below:

                          AVERAGE ANNUAL TOTAL RETURN

                                                          Since Inception
                    1 Year Ending    5 Years Ending    Nov. 2, 1987 through
Sales Load *        Oct. 31, 1995    Oct. 31, 1995         Oct. 31, 1995
----------          -------------    -------------     --------------------

  4.00%               (5.13)%            4.97%                5.11%
  None                (1.18)%            5.83%                5.65%



      Because shares of the Fund may be purchased at a reduced sales load or without a sales load under certain circumstances, non standardized average annual total return is computed without deducting the sales load from the initial $1,000 payment for the ERV calculation. The Fund may also from time to time include in such advertising and promotional materials additional non standardized total return figures that are not calculated according to the formula set forth above ("cumulative total return"). The Fund calculates cumulative total return for a specific period of time by assuming the investment of $1,000 in Fund shares and assuming the reinvestment of each dividend and other distribution at net asset value. Percentage rates of return are then determined by subtracting the value of the investment at the beginning of the period from the ending value and by dividing the remainder by the beginning value. The Fund does not take sales loads into account in calculating cumulative total return; the inclusion of such loads would reduce such return. The Fund's cumulative total return for the fiscal year ended October 31, 1995 was (1.18)%, for the five years ended October 31, 1995 was 32.75% and for the period since the Fund's inception on November 2, 1987 through October 31, 1995 was 55.22%.


       The above performance figures were affected by fee waivers and reimbursement of the Fund's expenses by WTC during the relevant time periods. Without such waivers and reimbursements, the standardized average annual total return, non standardized average annual total return and the non standardized cumulative total return figures quoted above would have been lower.

       The Fund may also from time to time along with performance advertisements, illustrate its asset allocation by country weighting. This illustration, an example of which follows, is not intended to project the current or future portfolio composition of the Fund.


* The Fund's maximum sales load was reduced on November 25, 1991 from 5.75% to 4.00%. The lower maximum sales load is reflected in the standardized average annual total return set forth in this table.

                    RODNEY SQUARE INTERNATIONAL EQUITY FUND
                          ASSET ALLOCATION BY COUNTRY
                            AS OF DECEMBER 31, 1995

                         Percentage of                      Percentage of
                          Investments                        Investments
          Country          by Country        Country          by Country
     ------------------  -------------  -----------------   -------------

     Continental Europe     42.3%       Japan                    24.5%
       Austria               1.9
       Finland               2.9        Pacific Rim              15.6%
       France                5.6          Australia               2.4
       Germany               9.2          China                   0.3
       Ireland               1.7          Hong Kong               4.2
       Italy                 3.1          Indonesia               0.3
       Netherlands           6.0          Malaysia                2.3
       Norway                0.8          New Zealand             0.6
       Spain                 0.6          Philippines             1.0
       Sweden                1.8          Singapore               1.7
       Switzerland           8.7          South Korea             1.2
                                          Thailand                1.6
     United Kingdom         10.6%
                                        Latin America             4.8%
     Canada                  2.2%         Brazil                  3.0
                                          Mexico                  1.8

     Total Investments                                         100.00%
                                                               ======

[GRAPHIC] PIE CHART

     Country             Percentage of Investments
------------------       -------------------------
Continental Europe                 42.3%
Latin America                       4.8%
Japan                              24.5%
United Kingdom                     10.6%
Pacific Rim                        15.6%
Canada                             2.20%


     Average annual and cumulative total returns for the Fund may be quoted as a dollar amount, as well as a percentage, and may be calculated for a series of investments or a series of redemptions, as well as for a single investment or a single redemption, over any time period. Total returns may be broken down into their components of income and capital gain (including capital gains and changes in share price) to illustrate the relationship of those factors and their contributions to total return.

      The following table shows the income and capital elements of the Fund's total return and compares them to the cost of living (as measured by the Consumer Price Index) over the same periods. During the periods quoted, interest rates and bond prices fluctuated widely; the table should not be considered representative of the dividend income or capital gain or loss that could be realized from an investment in the Fund today.


      During the period from November 2, 1987 (Commencement of Operations) through October 31, 1995, a hypothetical $10,000 investment in the Fund would have grown to $15,522, assuming all distributions were reinvested and no sales load was paid.


                   CHANGE IN $10,000 HYPOTHETICAL INVESTMENT

                Value of    Value of       Value of            Increase in
                 Initial   Reinvested     Reinvested          Cost of Living
Period Ended     $10,000     Income      Capital Gain   Total   (Consumer
 October 31,   Investment  Dividends    Distributions   Value  Price Index)
------------   ----------  ----------   -------------  ------- -------------

    1995        $12,140       $383         $2,999      $15,522      33.2%



    1994        $13,360       $421         $1,926      $15,707      29.7%
    1993        $12,350       $390         $1,574      $14,314      26.3%
    1992        $ 9,600       $303         $1,223      $11,126      22.9%
    1991        $11,640       $315         $  606      $12,561      19.1%
    1990        $11,080       $157         $  456      $11,693      15.7%
    1989        $12,080       $ 99         $  175      $12,354       8.8%
    1988**      $11,020       $ 38                     $11,058       4.2%

**   From commencement of operations, November 2, 1987.



      Explanatory Note: A hypothetical initial investment of $10,000 on November 2, 1987, together with the aggregate cost of reinvested dividends and other distributions for the entire period covered (their cash value at the time they were reinvested), would have amounted to $13,177. If dividends and other distributions had not been reinvested, the total value of the investment in the Fund over time would have been smaller, and cash payments for the period would have amounted to $337 for income dividends and $2,548 for other distributions. Without reimbursements by WTC, the Fund's returns would have been lower. This table does not reflect tax consequences or the Fund's 4.00% maximum sales load, which would reduce the year-end values of the $10,000 investment from those shown here.


      From time to time along with performance advertisements, the Fund may also present, its investments, as of a current date, in the form of the "Schedule of Investments" included in the Annual Report to the shareholders of the Fund as of and for the fiscal year ended October 31, 1995, a copy of which is attached hereto and incorporated by reference.

      COMPARISON OF FUND PERFORMANCE. A comparison of the quoted performance offered for various investments is valid only if performance is calculated in the same manner. Since there are many methods of calculating performance, investors should consider the effects of the methods used to calculate returns when comparing returns on shares of the Fund with returns quoted with respect to other investment companies or types of investments.

      In  connection  with  communicating  its  total  return  to  current  or prospective shareholders, the Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to other unmanaged indexes which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs. The return of the Fund may be compared to relevant global, international and domestic indexes. Examples include but are not limited to the Morgan Stanley Capital International World Index (containing 1,468 securities listed on the exchanges of the USA, Europe, Canada, Australia, New Zealand and the Far
East), the Morgan Stanley Capital International EAFE index (containing over 1,000 companies representing the stock markets of Europe, Australia, and the Far East), and the Standard & Poor's Composite Index of 500 Stock Prices
(containing 500 of the largest U.S. companies). These indexes are widely followed, capitalization weighted indexes of publicly traded stocks. All index returns are translated into U.S. dollars.

      From time to time, in marketing and other promotional literature, the Fund's performance may be compared to the performance of broad groups of mutual funds with similar investment goals, as tracked by independent organizations such as, Investment Company Data, Inc. ("ICD") (an organization which provides performance ranking information for broad classes of mutual funds), Lipper Analytical Services, Inc. ("Lipper") (a mutual fund research firm which analyzes over 1,800 mutual funds), CDA Investment Technologies, Inc. ("CDA") (an organization which provides mutual fund performance and ranking information), Morningstar, Inc. (an organization which analyzes over 2,400 mutual funds) and other independent organizations. When Lipper's tracking results are used, the Fund will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings. Rankings may be listed among one or more of the asset-size classes as determined by Lipper. When other organizations' tracking results are used, the Fund will be compared to the appropriate fund category, that is, by fund objective and portfolio holdings, or to the appropriate volatility grouping, where volatility is a measure of a fund's risk.

     Since the assets in all funds are always changing, the Fund may be ranked within one asset-size class at one time and in another asset-size class at some other time. In addition, the independent organization chosen to rank the Fund in marketing and promotional literature may change from time to time depending upon the basis of the independent organization's categorizations of mutual funds, changes in the Fund's investment policies and investments, the Fund's asset size and other factors deemed relevant. Advertisements and other marketing literature will indicate the time period and Lipper asset-size class or other performance ranking company criteria, as applicable, for the ranking in question.

      Evaluations of Fund performance made by independent sources may also be used in advertisements concerning the Fund, including reprints of, or selections from, editorials or articles about the Fund. Sources for performance information and articles about the Fund may include the following:
ASIAN WALL STREET JOURNAL, a weekly Asian newspaper that often reviews U.S. mutual funds investing internationally.

BARRON'S, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance data.

BUSINESS WEEK, a national business weekly that periodically reports the performance rankings and ratings of a variety of mutual funds investing abroad.

CDA INVESTMENT TECHNOLOGIES, INC., an organization which provides performance and ranking information through examining the dollar results of hypothetical mutual fund investments and comparing these results against appropriate market indexes.

CHANGING   TIMES,  THE  KIPLINGER  MAGAZINE,  a  monthly  investment  advisory publication that periodically features the performance of a variety of securities.

CONSUMER DIGEST, a monthly business/financial magazine that includes a "Money Watch" section featuring financial news.

FINANCIAL TIMES, Europe's business newspaper, which features from time to time articles on international or country-specific funds.

FINANCIAL WORLD, a general business/financial magazine that includes a "Market Watch" department reporting on activities in the mutual fund industry.

FORBES, a national business publication that from time to time reports the performance of specific investment companies in the mutual fund industry.

FORTUNE,   a  national  business  publication  that  periodically  rates   the
performance of a variety of mutual funds.

THE FRANK RUSSELL COMPANY, a West-Coast investment management firm that periodically evaluates international stock markets and compares foreign equity market performance to U.S. stock market performance.

GLOBAL  INVESTOR,  a  European  publication  that  periodically  reviews   the
performance of U.S. mutual funds investing internationally.

INVESTMENT COMPANY DATA, INC., an independent organization which provides performance ranking information for broad classes of mutual funds.

INVESTOR'S DAILY, a daily newspaper that features financial, economic, and business news.

LIPPER ANALYTICAL SERVICES, INC.'S MUTUAL FUND PERFORMANCE ANALYSIS, a weekly publication of industry-wide mutual fund averages by type of fund.

MONEY, a monthly magazine that from time to time features both specific funds and the mutual fund industry as a whole.

MUTUAL FUND VALUES, a biweekly Morningstar, Inc. publication that provides ratings of mutual funds based on fund performance, risk and portfolio characteristics.

THE NEW YORK TIMES, a nationally distributed newspaper which regularly covers financial news.

PERSONAL INVESTING NEWS, a monthly news publication that often reports on investment opportunities and market conditions.

PERSONAL INVESTOR, a monthly investment advisory publication that includes a "Mutual Funds Outlook" section reporting on mutual fund performance measures, yields, indexes and portfolio holdings.

SUCCESS, a monthly magazine targeted to the world of entrepreneurs and growing business, often featuring mutual fund performance data.

USA TODAY, the nation's number one daily newspaper.



U.S. NEWS AND WORLD REPORT, a national business weekly that periodically reports mutual fund performance data.

WALL STREET JOURNAL, a Dow Jones and Company, Inc. newspaper which regularly covers financial news.

WIESENBERGER INVESTMENT COMPANIES SERVICES, an annual compendium of information about mutual funds and other investment companies, including comparative data on funds' backgrounds, management policies, salient features, management results, income and dividend records, and price ranges.

                                     TAXES

      GENERAL. In order to continue to qualify for treatment as a RIC under the Code, the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (generally consisting of dividends and interest income, net short-term capital gain and net realized gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. Among these requirements are the following: (1) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward currency contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) the Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities, or any of the following, that were held for less than three months: options or futures (other than those on foreign currencies), or foreign currencies (or options, futures or forward contracts thereon) that are not directly related to the Fund's principal business of investing in securities (or options and futures with respect thereto) ("Short-Short Limitation"); (3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government Securities and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government Securities) of any one issuer.


     If the Fund failed to qualify for treatment as a RIC in any taxable year, it would be subject to tax on its taxable income at corporate rates and all distributions from earnings and profits, including any distributions from net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC.


      The Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. For this and other purposes, dividends and other distributions declared by the Fund in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if they are paid by the Fund during the following January.

      If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as a long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if Fund shares are purchased shortly before the record date for any dividend or capital gain distribution, the shareholder will pay full price for the shares and will receive some portion of the price back as a taxable distribution.


     If the Fund makes a distribution to shareholders in excess of its current and accumulated "earnings and profits" in any taxable year, the excess distribution will be treated by each shareholder as a return of capital to the extent of the shareholder's tax basis and thereafter as capital gain. Although a return of capital is not taxable, it does reduce a shareholder's tax basis.


      FOREIGN INVESTMENTS. Dividends and interest received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

      If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to benefit from any foreign tax credit or deduction that is available with respect to foreign income taxes paid by the Fund. If the election is made, the Fund will treat those taxes as dividends paid to its shareholders and each shareholder will be required to
(1) include in gross income, and treat as paid by the shareholder, a proportionate share of those taxes, (2) treat that share of those taxes and of any dividend paid by the Fund that represents income from foreign sources as the shareholder's own income from those sources and (3) either deduct the taxes deemed paid by the shareholder in computing taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against the shareholder's federal income tax. The Fund will report annually to its shareholders the respective amounts per share of the Fund's income from sources within, and taxes paid to, foreign countries if it makes this election.

      Special rules apply to the holding of stock in a "passive foreign investment company " ("PFIC"), which is a foreign corporation that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If the Fund acquires stock in a PFIC and holds the stock beyond the end of the year of acquisition, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock or of any gain from disposition of the stock (collectively, "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to the Fund to the extent it is distributed to its shareholders. If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss), even if they are not distributed to the Fund; those amounts most likely would have to be distributed to satisfy the Distribution Requirement and to avoid imposition of the Excise Tax. It may be very difficult, if not impossible, to make this election because of certain requirements thereof.


     Pursuant to proposed regulations, open-end RICs, such as the Fund, would be entitled to elect to "mark-to-market" their stock in certain PFICs.
"Marking-to-market," in this context, means recognizing as gain for each taxable year the excess, as of the end of that year, of the fair market value of such a PFIC's stock over the owner's adjusted basis in that stock (including mark-to-market gain for each prior year for which an election was in effect).

      HEDGING TRANSACTIONS. The use of hedging strategies, such as purchasing and writing (selling) options and futures and entering into forward currency contracts, involves complex rules that will determine for federal income tax purposes the character and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward currency contracts derived by the Fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement. However, income from the disposition of options and futures (other than those on foreign currencies) will be subject to the Short-Short Limitation if they are held for less than three months. Income from the disposition of foreign currencies, and options, futures and forward contracts on foreign currencies, that are not directly related to the Fund's principal business of investing in securities (or options and futures with respect to securities) also will be subject to the Short-Short Limitation if they are held for less than three months.


      If the Fund satisfies certain requirements, any increase in value of a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Fund satisfies the Short-Short Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. The Fund intends that, when it engages in hedging transactions, they will qualify for this treatment, but at the present time it is not clear whether this treatment will be available for all of the Fund's hedging transactions. To the extent this treatment is not available, the Fund may be forced to defer the closing out of certain options, futures and forward currency contracts beyond the time when it otherwise would be advantageous to do so, in order for the Fund to continue to qualify as a RIC.

      Futures and forward currency contracts that are subject to Section 1256 of the Code (other than such contracts that are part of a "mixed straddle" with respect to which the Fund has made an election not to have the following rules apply) ("Section 1256 Contracts") and that are held by the Fund at the end of its taxable year generally will be deemed to have been sold at market value for federal income tax purposes. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of Section 1256 Contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. Section 988 of the Code also may apply to forward currency contracts and options on foreign currencies. Under Section 988, each foreign currency gain or loss generally is computed separately and treated as ordinary income or loss. In the case of overlap between Sections 1256 and 988, special provisions determine the character and timing of any income, gain or loss. The Fund attempts to monitor its Section 988 transactions to minimize any adverse tax impact.

      WASH SALES. The "wash sale" rules of the Code generally postpone deduction of a loss incurred on the disposition of securities if, within thirty days before or after the disposition, the taxpayer acquires, or enters into a contract or purchases an option to acquire, substantially identical securities. Because either sub-adviser of the Fund may not be fully aware, on a current basis, of purchases and sales effected by the other sub-adviser, it is possible that a loss incurred on the sale of certain securities by one sub-adviser may not be deductible currently for tax purposes, because the other sub-adviser has purchased or does purchase, within the applicable period, substantially identical securities. The Fund attempts to reduce the likelihood of adverse tax consequences from the operation of the wash sale rules by making each sub-adviser aware of losses sustained by the other sub-adviser.

                            DESCRIPTION OF THE FUND

     The Fund is the only series of the Corporation, which was incorporated in Maryland on July 24, 1987. The Articles of Incorporation permit the Board of Directors to establish an unlimited number of additional series and multiple classes of shares, although the Directors have no present intention of doing so. At present, the Corporation's authorized capital consists of 100,000,000 shares of common stock, par value $.01 per share, all of which are of one class and have equal rights as to voting, dividends, redemption and in liquidation.

      In accordance with Maryland law and the Articles of Incorporation, the Fund does not intend to hold annual shareholders' meetings, except when the 1940 Act requires a shareholder vote on certain matters (including election of directors, approval of an advisory contract and ratification of the selection of independent public accountants). Special shareholders' meetings may be held at any time if properly requested in accordance with the By-Laws.

      The Articles of Incorporation also provide that obligations of the Fund are not binding upon the Directors individually but only upon the property of the Corporation and its series, that the Directors and officers will not be liable for errors of judgment or mistakes of fact or law, or for any action taken by the Directors in good faith reliance upon the records of the
Corporation and upon requests made by persons selected in good faith by the Directors as qualified to make such reports, and that the Corporation will indemnify its Directors and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Corporation, except if it is determined in the manner provided in the Articles of Incorporation that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Fund. Nothing in the Articles of Incorporation protects or indemnifies a Director or officer against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. By purchasing shares of the Fund, a shareholder agrees to be bound by the terms of the Articles of Incorporation.

     All issued and outstanding shares will be fully paid and nonassessable by the Corporation and redeemable as described in this Statement of Additional Information and in the Fund's Prospectus.

                               OTHER INFORMATION

      INDEPENDENT AUDITORS. Ernst & Young LLP, 1 North Charles Street, Baltimore, MD 21201, serve as the Fund's independent auditors, providing services which include (1) auditing of the annual financial statements, (2) assistance and consultation in connection with SEC filings and (3) preparation of the annual federal and state income tax returns of the Fund.

      The financial statements and financial highlights of the Fund appearing or incorporated by reference in the Fund's Prospectus, this Statement of Additional Information and Registration Statement have been audited by Ernst & Young LLP, independent auditors, to the extent indicated in their reports thereon also appearing elsewhere herein and in the Registration Statement or incorporated by reference. Such financial statements have been included herein or incorporated herein by reference in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.


      LEGAL COUNSEL. Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., 2nd Floor, Washington, D.C. 20036, counsel to the Corporation, has passed upon the legality of the shares offered by the Prospectus and this Statement of Additional Information.


      CUSTODIAN AND TRANSFER AGENT. The Chase Manhattan Bank, N.A., One Chase Manhattan Plaza, New York, NY 10081, serves as the Fund's custodian. RSMC, Rodney Square North, 1105 North Market Street, Wilmington, DE 19801, serves as the Fund's Transfer Agent and Dividend Paying Agent. The Fund pays RSMC $7 per account per year plus various other transaction fees, subject to a minimum fee of $1,000 per month, plus out-of-pocket expenses.


      SUBSTANTIAL SHAREHOLDERS. As of January 31, 1996, no shareholder other than WTC owned of record or beneficially more than 5% of the outstanding shares of the Fund. WTC owned of record 90.1% of the shares, including 82.4% owned beneficially, all on behalf of its customer accounts.


                             FINANCIAL STATEMENTS


      The Schedule of Investments as of October 31, 1995; the Statement of Assets and Liabilities as of October 31, 1995; the Statement of Operations for the fiscal year ended October 31, 1995; the Statements of Changes in Net Assets for the fiscal years ended October 31, 1995 and October 31, 1994; Financial Highlights for the fiscal years ended October 31, 1995, 1994, 1993, 1992 and 1991; the Notes to Financial Statements and the Report of Independent Auditors, each of which is included in the Annual Report to the Shareholders of the Fund as of and for the fiscal year ended October 31, 1995 are attached hereto, and are hereby incorporated by reference.

THE RODNEY SQUARE INTERNATIONAL EQUITY FUND
-------------------------------------------
    PRESIDENT'S MESSAGE
------------------------------------------------------------------------------
DEAR SHAREHOLDER:

     The management of The Rodney Square International Equity Fund (the "Fund") would like to report to you on the Fund's activity for the fiscal year ended October 31, 1995.

OPERATION SUMMARY:

     Since early 1993, the Fund has been operated in a multi-manager format with Wilmington Trust Company ("WTC") as "adviser" to the Fund, and with Clemente Capital, Inc. ("Clemente") and Scudder Stevens & Clark, Inc. ("Scudder") as sub-advisers. We continue to believe that the size, complexity and relative inefficiency of the international markets favors the use of multiple managers.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE*

     As a result of the difficult market for international investments, the Fund's total return was -1.18% for the fiscal year ended October 31, 1995. This result was somewhat lower than the Europe, Australia and Far East Index ("EAFE Index") which experienced a total return of -0.37% during the same period. The U.S. market faired much better during the year with the Standard & Poor's 500 Index ("S&P 500") providing a total return of 26.44%. Both the EAFE Index and S&P 500 are widely followed, unmanaged, capitalization-weighted indices of publicly traded stocks. The EAFE contains 1,020 companies representing the stock markets of Europe, Australia, New Zealand, and the Far East, while the S&P 500 contains 500 U.S. stocks.

     To put this in perspective the following table shows that over the past three years, the EAFE Index and the S&P 500 have performed as follows:

                           ANNUAL TOTAL RETURNS AS OF
                    --------------------------------------
                    10/31/95       10/31/94       10/31/93
                    --------       --------       --------
     EAFE Index       -0.37%         10.10%         37.46%
     S&P 500          26.44%          3.87%         14.94%

Both indices returned a cumulative 51% over this three year period, but the distribution of the international returns was "front-end" loaded, and this past year was by far the most difficult of the last three for international investors.

------------------------------------------------------------------------------
* PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS. AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY WILMINGTON TRUST COMPANY OR ANY OTHER BANKING INSTITUTION, THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. THE TOTAL RETURNS SHOWN ABOVE DO NOT REFLECT THE EFFECT OF THE MAXIMUM SALES LOAD OF 4.00%. RETURNS ARE HIGHER DUE TO THE ADVISER'S MAINTENANCE OF THE FUND'S EXPENSES. SEE FINANCIAL HIGHLIGHTS ON PAGE 16.


                                     AR 1

THE RODNEY SQUARE INTERNATIONAL EQUITY FUND
-------------------------------------------
    PRESIDENT'S MESSAGE -- CONTINUED
------------------------------------------------------------------------------
     The following chart represents the performance of the Fund and that of the EAFE Index, since the Fund's commencement of operations on November 2, 1987.

[GRAPHICAL REPRESENTATION (POINTS AND LINES) REQUIRED BY ITEM 5A OF FORM N-1A] [FOLLOWING ARE GRAPH POINTS AND TOTAL RETURNS]

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENTS **

                 Nov-87  Oct-88  Oct-89  Oct-90  Oct-91  Oct-92  Oct-93  Oct-94  Oct-95
Rodney Square
  International
  Equity         $9,600 $10,616 $11,860 $11,225 $12,058 $10,681 $13,741 $15,079 $14,901
EAFE Index      $10,000 $12,516 $13,535 $11,800 $12,620 $10,951 $15,054 $16,571 $16,510

                                      AVERAGE ANNUAL TOTAL RETURN *

                              1 YEAR       3 YEAR     5 YEAR   INCEPTION **
                              ---------------------------------------------
Rodney Square
  International
  Equity                      (1.18)        11.74       5.83      5.11**
EAFE Index                    (0.37)        14.66       6.95      6.47

     In the first six months of the Fund's fiscal year, bear market conditions gripped most of the world's stock markets with the notable exception of the United States. The initial and most precipitous decline was in the Mexican market, following that government's devaluation of the peso in December, 1994. The resulting 63% decline in Mexican stocks from December, 1994 to February, 1995 led to a period of extreme underperformance in most emerging markets in both Latin America and the Pacific Rim. While the stock markets of more developed nations faired better than those of emerging markets, it was largely through foreign currency gains against the dollar that the U.S. investor was protected against widespread local stock price declines. During the second half of the Fund's fiscal year, the situation began to reverse itself as the macroeconomic environment took a turn for the positive. The currency turmoil that had gripped the markets earlier in the year abated, while global interest rates reversed their upward trend from early 1994. In particular, rate cuts by U.S. and Japanese central banks in support of the dollar gave an uplift to the investment backdrop.
------------------------------------------------------------------------------
* PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS. CERTAIN VALUES SHOWN ABOVE DO NOT REFLECT THE EFFECT OF THE MAXIMUM SALES LOAD OF 4.00%. RETURNS ARE HIGHER DUE TO THE ADVISER'S MAINTENANCE OF THE FUND'S EXPENSES. SEE FINANCIAL HIGHLIGHTS ON PAGE 16.

** THE VALUES SHOWN FOR THE FUND REFLECT THE EFFECT OF THE MAXIMUM SALES LOAD OF 4.00% ON A HYPOTHETICAL INITIAL INVESTMENT OF $10,000.

                                     AR 2

THE RODNEY SQUARE INTERNATIONAL EQUITY FUND
-------------------------------------------
    PRESIDENT'S MESSAGE -- CONTINUED
------------------------------------------------------------------------------
     Scudder and Clemente have reacted to these shifts in different ways. Scudder's most recent move was to raise its weighting in Japan from 18% to 23% of the portfolio while simultaneously hedging against a declining yen. Scudder believes that while political and economic underpinnings remain fragile in Japan, there has been enough positive change to move its stance from cautious to cautiously optimistic. First, some relief was seen in the dollar/yen relationship, taking some of the deflationary heat off the economy. In addition, there have been: (1) signs of governmental action to address the nation's banking crisis; (2) a lowering of interest rates; (3) continued sharp declines in the dollar trade surplus; (4) another much needed fiscal stimulus package; and (5) new regulatory measures to encourage Japanese institutional investment overseas. While Clemente has permitted its Japanese exposure to decline modestly during the year, its remaining holdings have a large company bias with an emphasis on electronics and basic industries. Clemente was also successful in hedging a portion of its yen denominated position in the August
- September period.

     In general, both sub-advisers see a benign inflationary environment with gradual economic growth that has led them to shift toward greater overweightings in Europe. In particular, there has been a focus on European companies in less cyclically sensitive industries and often ones with global diversification characteristics that insulate them from currency volatility. While Scudder favors industry groups such as energy, financials, pharmaceuticals and consumer stocks, Clemente's thematic approach has led it to a more selective list of publishing companies, banks, packaged food producers and capital spending-related light manufacturers.

     The Fund's exposure in the emerging markets is below what it might otherwise be as a result of the turmoil in the Mexican market and the pressure that a declining dollar brought in the first part of the year on most emerging markets. For example, Clemente has reduced its combined position in Latin America and the Pacific Rim (excluding Japan) from 23% at the beginning of the Fund's fiscal year to 19% at year end. Now that the "Mexico" effect seems to be over with respect to the Pacific Rim countries, we expect the sub-advisers to begin adding positions again, particularly in Thailand, Malaysia and the Philippines. The sub-advisers will continue to evaluate the Fund's exposure in Latin America.

     WTC continues to be optimistic about the future investment prospects for the Rodney Square International Equity Fund. We invite your comments and questions, and we thank you for your investment in the Fund.

                                      Sincerely,


                                      /s/ Martin L. Klopping

                                      Martin L. Klopping
                                      President
December 15, 1995



                                     AR 3

THE RODNEY SQUARE INTERNATIONAL EQUITY FUND
-------------------------------------------
    INVESTMENTS / OCTOBER 31, 1995
    (Showing Percentage of Total Value of Net Assets)
------------------------------------------------------------------------------
                                                             VALUE
                                                SHARES      (NOTE 2)
                                                ------    ------------
COMMON STOCK - 90.4%
 AUSTRALIA - 2.1%
   Ampolex Ltd. (Oil Exploration).........      19,266    $    38,000
   Australian Gas Light Co., Ltd.
     (Gas & Oil Distributor)..............      22,760         78,560
   Broken Hill Propriety Co.
     (Metals - Diversified)...............       4,224         56,975
   Coca Cola Amatil, Ltd.
     (Soft Drink Distributor).............      14,711        113,385
   CRA, Ltd. (Metals Mining)..............       2,450         37,618
                                                          -----------
                                                              324,538
                                                          -----------
 AUSTRIA - 1.7%
   Austria Mikro Systeme International AG
     (Electronic Manufacturer)............       1,387        256,501
                                                          -----------
 BRAZIL - 2.6%
   Cesp-Cia Ener Sao Paulo ADR
     (Electric Utility)*..................       1,400         14,323
   Cia Ener De Minas Gerais ADR
     (Electric Utility)...................         700         15,138
   Cia Vale Do Rio Doce ADR
     (Mining & Rail Transportation).......       1,300         52,377
   Telebras - Sponsored ADR
     (Telecommunications).................       6,900        278,001
   Usinas Sideburg Minas Cerais ADR
     (Iron & Steel Manufacturer)..........       4,300         40,687
                                                          -----------
                                                              400,526
                                                          -----------
 CANADA - 1.7%
   Alcan Aluminum (Aluminum
     Manufacturer)........................           6            187
   Canadian Pacific (Holding Co.).........       5,127         81,877
   Royal Plastics Group, Ltd.
     (Plastics Manufacturer)*.............      12,000        161,375
   Teck Corp. (B Shares)
     (Mining & Metals)....................       1,000         18,397
                                                          -----------
                                                              261,836
                                                          -----------
 CHINA - 0.4%
   Huaneng Power International, Inc.
     ADR (Electric Utility)*..............       3,500         58,188
                                                          -----------
    The accompanying notes are an integral part of the financial statements.


                                     AR 4

THE RODNEY SQUARE INTERNATIONAL EQUITY FUND
-------------------------------------------
    INVESTMENTS -- CONTINUED
------------------------------------------------------------------------------
                                                             VALUE
                                                SHARES      (NOTE 2)
                                                ------    ------------
 FINLAND - 3.0%
   Kone Corp. (B Shares) (Elevator
     Manufacturer)........................       4,348    $   395,273
   Outokumpu Oy (A Shares) (Steel
     & Copper Manufacturer)...............       4,000         63,425
   Outokumpu Oy (A Warrants 1996)*........       6,000            634
                                                          -----------
                                                              459,332
                                                          -----------
 FRANCE - 6.2%
   Carrefour Supermarche (Retail
     Grocery).............................         200        117,311
   Compagnie De Saint Gobain (Building
     Materials Producer)..................         471         56,081
   LVMH (Moet-Hennessy) (Wines &
     Spirits).............................         400         79,487
   Michelin (C.G.D.E.) (B Shares)
     (Tire & Rubber)......................       1,450         58,487
   Pinault - Printemps (Retail
     Department Stores)...................         230         49,792
   Seita (Tobacco Products)...............       1,020         35,414
   Sidel SA (Industrial Machinery)........         765        265,292
   Societe Generale (Banking &
     Financial Services)..................         450         51,466
   Societe Nationale Elf Aquitaine
     (Petroleum Co.)......................       1,100         74,810
   Television Francaise (T.F.I.)
     (Broadcasting, Radio & TV)...........         310         31,972
   Total SA (B Shares) (Oil &
     Gas Exploration).....................       1,359         83,876
   Union Assurancesfederale SA
     (Insurance)..........................         400         42,480
                                                          -----------
                                                              946,468
                                                          -----------
 GERMANY - 8.2%
   Bankgesellschaft Berlin AG (Banking)...         693        202,696
   Bayer AG (Chemical Production
     and Marketing).......................         120         31,653
   Bayerische Vereinsbank AG (Banking)....       2,000         56,371
   Deutsche Bank AG (Banking).............       1,240         55,832
   Mannesmann AG (Miscellaneous
     Machinery)...........................         412        134,967
   RWE AG (Manufacturer and Retailer
     of Petroleum Products)...............         150         53,499
   SAP AG (Computer Software Services)....       1,200        188,896
   Schering AG (Pharmaceuticals)..........         900         62,668

    The accompanying notes are an integral part of the financial statements.

                                     AR 5

THE RODNEY SQUARE INTERNATIONAL EQUITY FUND
-------------------------------------------
    INVESTMENTS -- CONTINUED
------------------------------------------------------------------------------
                                                             VALUE
                                                SHARES      (NOTE 2)
                                                ------    ------------
   Veba AG (Electric Utility).............       3,780    $   154,465
   Viag AG (Metal Manufacturer)...........         172         69,517
   Wella AG (Personal Care Products)......         416        229,931
                                                          -----------
                                                            1,240,495
                                                          -----------
 HONG KONG - 3.9%
   First Pacific Co., Ltd. (Diversified
     Holding Co.).........................      50,000         57,555
   HSBC Holdings (Financial
     Services)............................      22,181        322,745
   Hutchinson Whampoa (Real Estate).......      18,000         99,176
   Sun Hung Kai Properties (Real
     Estate)..............................       5,000         39,933
   Swire Pacific, Ltd. (A Shares)
     (General Trading and Real Estate)....       6,500         48,760
   Television Broadcasts, Ltd.
     (Broadcast, Radio & TV)..............       6,000         24,057
                                                          -----------
                                                              592,226
                                                          -----------
 INDONESIA - 0.2%
   PT HM Sampoerna (Tobacco)..............       3,500         32,394
                                                          -----------
 IRELAND - 1.5%
   Bank of Ireland (Banking)..............      34,870        231,434
                                                          -----------
 ITALY - 3.2%
   Instituto Nationale Assicurazioni
     (Insurance)..........................      41,800         54,851
   Societa Italiana Per L'Eserreizio
     Delle Telecomunicazioni, P.A.
     (Telecommunications).................     134,000        203,116
   Telecom Italia Mobile Spa
     (Telecommunications).................     134,000        224,519
                                                          -----------
                                                              482,486
                                                          -----------
 JAPAN - 20.0%
   Cannon Inc. (Photographic Equipment)...       8,000        137,291
   Dai-Ni Demden Corp.
     (Telecommunications).................          16        130,074
   Fujitsu, Ltd. (Computer
     Manufacturer)........................      12,000        143,568
   Hitachi Metals, Ltd. (Iron & Steel
     Manufacturer)........................      24,000        296,549


    The accompanying notes are an integral part of the financial statements.

                                     AR 6

THE RODNEY SQUARE INTERNATIONAL EQUITY FUND
-------------------------------------------
    INVESTMENTS -- CONTINUED
------------------------------------------------------------------------------
                                                             VALUE
                                                SHARES      (NOTE 2)
                                                ------    ------------
   Hitachi, Ltd. (Electronics)............       9,000    $    92,672
   Ito Yokado Co. (Grocery Retail)........       1,000         54,818
   Itochu Corp. (Miscellaneous Retail)....      14,000         83,199
   Kawasaki Steel First Section
     (Steel Products).....................      10,000         33,342
   Keyence Corp. (Electronics)............         800         98,850
   Kyocera Corp. (Bioceramics
     Manufacturer)........................       4,000        328,715
   Mabuchi Motor Co. (Automobile
     Manufacturer)........................         700         42,492
   Matsushita Electric Industrial Co.,
     Ltd. (Electronics)...................       6,000         85,317
   Mitsui Trust & Banking (Banking).......      24,000        192,522
   Nec Corp. (Electronics)................      22,000        291,254
   NGK Spark Plug (Spark Plug
     Manufacturer)........................       4,000         54,917
   Nippon Shokubai (Chemical
     Manufacturer)........................       4,000         34,990
   Nisshin Steel Co., Ltd. (Steel
     Manufacturer)........................       9,000         33,450
   Secom Co. (Electrical Engineering
     and Electronics).....................       1,000         65,311
   Shin-Etsu Chemical Co. (Chemical
     Producer)............................      12,000        245,948
   SMC Corp. (Pneumatic Equipment
     Manufacturer)........................       1,600        112,814
   Sony Music Entertainment
     (Miscellaneous Manufacturer).........       1,100         47,248
   Sumitomo Electric Industries
     (Electronics)........................       3,000         34,715
   Sumitomo Metal Industries (Iron
     & Steel Manufacturer)................      22,000         59,761
   Tokyo Electron, Ltd. (Industrial
     Electronic Machines).................       7,000        304,787
   Tsutsumi Jewelry (Jewelry
     Manufacturer)........................         700         34,666
                                                          -----------
                                                            3,039,270
                                                          -----------
 MALAYSIA - 2.1%
   Maylayan Banking (Banking).............       6,000         48,321
   Renong Berhad (Diversified Holding
     Co.).................................      27,000         41,155
   United Engineers, Ltd. (Engineering
     & Construction)......................      38,000        235,867
                                                          -----------
                                                              325,343
                                                          -----------

    The accompanying notes are an integral part of the financial statements.
                                     AR 7

THE RODNEY SQUARE INTERNATIONAL EQUITY FUND
-------------------------------------------
    INVESTMENTS -- CONTINUED
------------------------------------------------------------------------------
                                                             VALUE
                                                SHARES      (NOTE 2)
                                                ------    ------------
 MEXICO - 1.3%
   Grupo Televisa S.A. (Broadcasting
     & Television)........................      11,400    $   195,226
                                                          -----------
 NETHERLANDS - 7.4%
   Aegon N.V. (Insurance).................       3,425        129,773
   Akzo N.V. (Chemicals)..................         380         43,194
   Elsevier N.V. (Publisher)..............       3,170         40,906
   Heineken N.V. (Beverage Manufacturer)..         250         44,279
   International Nederlanden Groep
     (Financial Services).................       1,411         83,987
   Philips Electronics N.V.
     (Electronics)........................       2,570         99,165
   Polygram N.V. (Music Producer and
     Publisher)...........................       5,680        353,900
   Royal Dutch Petroleum (Petroleum
     Exploration).........................         370         45,849
   Wolters Kluwer N.V. (Publishing
     and Printing)........................       3,185        289,307
                                                          -----------
                                                            1,130,360
                                                          -----------
 NEW ZEALAND - 1.3%
   Fletcher Challenge, Ltd. (Forest
     Products & Paper)....................      46,817        116,393
   Telecom Corp. of New Zealand, Ltd.
     (Telecommunications).................      21,320         88,400
                                                          -----------
                                                              204,793
                                                          -----------
 NORWAY - 0.9%
   Fokus Banken AS (Banking)*.............       5,300         28,033
   Saga Petroleum AS (A Shares) (Oil
     & Gas Exploration)...................       8,200        102,513
                                                          -----------
                                                              130,546
                                                          -----------
 PHILIPPINES - 0.6%
   Filinvest Land, Inc. (Real Estate
     Developer)*..........................      80,000         21,545
   Metropolitan Bank & Trust
     (Banking)............................       3,009         55,568
   SM Prime Holdings, Inc. (Developer
     and Holding Co. of Shopping Malls)*..      80,000         21,545
                                                          -----------
                                                               98,658
                                                          -----------

    The accompanying notes are an integral part of the financial statements.

                                     AR 8

THE RODNEY SQUARE INTERNATIONAL EQUITY FUND
-------------------------------------------
    INVESTMENTS -- CONTINUED
------------------------------------------------------------------------------
                                                             VALUE
                                                SHARES      (NOTE 2)
                                                ------    ------------
 SINGAPORE - 1.5%
   Development Bank of Singapore, Ltd.
     (Banking)............................      20,250    $   231,690
                                                          -----------
 SPAIN - 0.5%
   Repsol SA (Oil and Gas Exploration)....       2,595         77,334
                                                          -----------
 SWEDEN - 2.0%
   Astra AB (A Shares) (Pharmaceuticals)..       3,225        118,375
   Skandia Forsakrings AB (Insurance).....       2,800         70,975
   SKF AB (B Shares) (Miscellaneous
     Machinery)...........................       5,800        109,936
                                                          -----------
                                                              299,286
                                                          -----------
 SWITZERLAND - 6.2%
   BBC Brown Boveri Group Ptg.
     Certificate (Energy Holding Co.).....         125        144,522
   Ciba-Geigy AG (Bearer Shares)
     (Pharmaceuticals)....................         128        110,122
   Nestle SA (Registered Shares)
     (Food and Beverage Manufacturer).....         287        299,824
   Sandoz AG (Registered Shares)
     (Pharmaceuticals)....................         100         82,258
   Schweizerische Bankgesellschaft
     (Banking & Financial Services).......          68         73,426
   SGS Societe Gen De Surveill
     (Bearer Shares) (Commercial
     Services)............................          56        105,453
   Sulzer AG (Miscellaneous Manufacturer).          63         40,097
   Zurich Versicherungsgesellschaft
     (Insurance)..........................         305         87,020
                                                          -----------
                                                              942,722
                                                          -----------
 THAILAND - 1.3%
   American Standard Sanitaryware, Ltd.
     (Household Products).................       1,000         17,095
   Bangkok Bank Co., Ltd. (Banking).......       2,800         28,940
   Thai Farmers Bank Co. (Banking)........       3,200         26,460
   The Siam Commercial Bank, Ltd.
     (Banking)............................      11,000        128,562
                                                          -----------
                                                              201,057
                                                          -----------
 TURKEY - 0.4%
   Turkiye Garanti Bankasi A.S. ADR
     (Banking)............................       6,400         60,481
                                                          -----------
    The accompanying notes are an integral part of the financial statements.
                                     AR 9
THE RODNEY SQUARE INTERNATIONAL EQUITY FUND
-------------------------------------------
    INVESTMENTS -- CONTINUED
------------------------------------------------------------------------------
                                                             VALUE
                                                SHARES      (NOTE 2)
                                                ------    ------------
 UNITED KINGDOM - 10.2%
   B.A.T. Industries plc (Tobacco)........      30,388    $   248,642
   Bank of Ireland (Banking)..............       2,062         13,657
   British Gas plc (Gas Utility)..........      14,400         54,712
   Enterprise Oil Ord. (Oil & Gas
     Exploration).........................       3,938         20,798
   Guinness plc (Brewery).................       5,000         39,965
   Kingfisher plc (Retail Department
     Stores)..............................      11,000         82,461
   Powergen plc (Electric Utility)........      11,322        101,386
   Reed International plc
     (Publishing).........................      20,000        303,327
   Reuters Holdings plc (B Shares)
     (Publishing).........................      26,550        246,120
   Smithkline Beecham (A Shares)
     (Pharmaceuticals)....................      10,522        109,556
   The R.T.Z. Corp. (Metals Mining).......       8,265        114,013
   Thorn EMI plc (Amusement and
     Recreation Services).................       5,467        126,957
   Zeneca Group plc (Pharmaceuticals).....       4,700         87,325
                                                          -----------
                                                            1,548,919
                                                          -----------
   TOTAL COMMON STOCK (COST $11,950,995).............      13,772,109
                                                          -----------
                                              PRINCIPAL
                                                AMOUNT
                                              ---------
CORPORATE BONDS - 1.9%
  Amer Group, 6.25%, 06/15/03
    (Convertible Bond) (COST $295,986).......  330,000        293,700
                                                          -----------
TOTAL INVESTMENTS (COST $12,246,981)** - 92.3%.......      14,065,809

OTHER ASSETS AND LIABILITIES, NET - 7.7%.............       1,173,619
                                                          -----------
NET ASSETS - 100.0%..................................     $15,239,428
                                                          ===========
*  Non-income producing security.

** The  cost  for federal income tax purposes was $12,249,975.  At  October  31,
   1995, net unrealized appreciation was $1,815,834. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $2,698,706 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $882,872.


    The accompanying notes are an integral part of the financial statements.

                                    AR 10

THE RODNEY SQUARE INTERNATIONAL EQUITY FUND
-------------------------------------------
    INVESTMENTS -- CONTINUED
------------------------------------------------------------------------------
                             SECTOR DIVERSIFICATION
------------------------------------------------------------------------------
                                                                VALUE
                                                % OF NET       (NOTE 2)
                                                 ASSETS     (IN THOUSANDS)
                                                --------    -------------

 Basic Industry.........................         10.42        $ 1,588
 Financial..............................         17.78          2,710
 Producer Durables......................         22.02          3,356
 Consumer Cyclical......................          4.17            636
 Utilities..............................          9.19          1,401
 Media & Services.......................         20.76          3,164
 Energy.................................          4.21            641
 Health.................................          3.74            570
                                                ------        -------
 Total Investment Portfolio.............         92.29         14,066
 Other Assets and Liabilities, Net......          7.71          1,173
                                                ------        -------
 Total Net Assets.......................        100.00        $15,239
                                                ======        =======






























    The accompanying notes are an integral part of the financial statements.

                                    AR 11

THE RODNEY SQUARE INTERNATIONAL EQUITY FUND
-------------------------------------------
    FINANCIAL STATEMENTS
------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
October 31, 1995

ASSETS:
Investments, at market (identified cost
  $12,246,981) (Note 2)......................                   $14,065,809
Cash in interest bearing account.............                     1,250,042
Forward foreign currency exchange
  contracts held at market (identified
  cost $249,147).............................                       245,692
Receivables:
  Investments sold...........................                       352,996
  Dividends and interest.....................                        36,470
  Foreign taxes recoverable..................                        11,721
  Forward foreign currency exchange
   contracts sold (Note 6)...................                     1,435,377
Other assets.................................                           258
                                                                -----------
     Total assets............................                    17,398,365

LIABILITIES:
Payables:
  Investments purchased......................      $  420,162
  Fund shares redeemed.......................           2,036
  Due to Adviser (Note 4)....................           3,819
  Accrued expenses (Note 4)..................          65,558
  Forward foreign currency exchange
    contracts held...........................         249,147
  Foreign currencies to deliver
    (Note 6).................................       1,418,215
                                                   ----------
     Total liabilities.......................                     2,158,937
                                                                -----------
NET ASSETS, at market value                                     $15,239,428
                                                                ===========
NET ASSETS CONSIST OF:
Common stock.................................                   $    12,557
Additional capital paid in...................                    13,091,950
Undistributed net investment income..........                        55,838
Accumulated net realized gain (loss) on:
  Investments................................                       250,757
  Foreign currency transactions..............                        (3,553)
Net unrealized appreciation on:
  Investments................................                     1,818,828
  Translation of assets and liabilities
    in foreign currencies....................                        13,051
                                                                -----------
NET ASSETS, for 1,255,650 shares
  outstanding................................                   $15,239,428
                                                                ===========

    The accompanying notes are an integral part of the financial statements.

                                    AR 12

THE RODNEY SQUARE INTERNATIONAL EQUITY FUND
-------------------------------------------
    FINANCIAL STATEMENTS -- CONTINUED
------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES--CONTINUED

NET ASSET VALUE and redemption price
  per share ($15,239,428 / 1,255,650
  outstanding shares of common stock,
  $0.01 par value)...........................                        $12.14
                                                                     ======
Maximum offering price per share
  (100/96.00 of $12.14)......................                        $12.65
                                                                     ======








































    The accompanying notes are an integral part of the financial statements.

                                    AR 13

THE RODNEY SQUARE INTERNATIONAL EQUITY FUND
-------------------------------------------
    FINANCIAL STATEMENTS -- CONTINUED
------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Fiscal Year Ended October 31, 1995

INVESTMENT INCOME:
  Dividends...................................                     $ 317,578
  Interest....................................                       108,840
                                                                   ---------
                                                                     426,418
  Less foreign taxes withheld.................                       (33,640)
                                                                   ---------
                                                                     392,778
EXPENSES:
  Advisory fee (Note 4).......................      $ 192,537
  Administration fee (Note 4).................         17,328
  Accounting fee (Note 4).....................         75,000
  Distribution expenses (Note 4)..............          6,857
  Custodian fees..............................         60,308
  Reports to shareholders.....................         11,534
  Legal.......................................         24,496
  Audit.......................................         36,000
  Registration fees...........................         24,229
  Directors' fees and expenses (Note 4).......          5,400
  Transfer Agency fees........................         14,947
  Other.......................................         15,178
                                                   ----------
    Total expenses before reimbursement
      from Adviser............................        483,814
    Reimbursement of expenses from
      Adviser (Note 4)........................       (146,874)
                                                   ----------
    Expenses, net.............................                       336,940
                                                                   ---------
  Net investment income.......................                        55,838
                                                                   ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENTS AND FOREIGN CURRENCY:
  Net realized gain (loss) from:
    Investments...............................                       250,757
    Foreign currency transactions.............                        (3,553)
  Net unrealized appreciation (depreciation)
    during the year on:
      Investments.............................                      (983,343)
      Translation of assets and liabilities
        in foreign currencies.................                         5,627
                                                                   ---------
  Net realized and unrealized loss from
    investments and foreign currency..........                      (730,512)
                                                                   ---------
NET DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS..................................                     $(674,674)
                                                                   =========
    The accompanying notes are an integral part of the financial statements.

                                    AR 14

THE RODNEY SQUARE INTERNATIONAL EQUITY FUND
-------------------------------------------
    FINANCIAL STATEMENTS -- CONTINUED
------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
                                                       FOR THE FISCAL YEARS
                                                         ENDED OCTOBER 31,
                                                    --------------------------
                                                        1995           1994
                                                    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income (loss)...............       $    55,838    $   (51,649)
  Net realized gain (loss)  on:
    Investments..............................           250,757      1,993,499
    Foreign currency transactions............            (3,553)       (61,586)
  Net unrealized appreciation (depreciation)
    during the year on:
      Investments............................          (983,343)       302,721
      Translation of assets and liabilities
        in foreign currencies................             5,627          9,127
                                                    -----------    -----------
  Net increase (decrease) in net assets
    resulting from operations................          (674,674)     2,192,112
                                                    -----------    -----------
Distributions to shareholders from:
  Net realized gain from investment
    transactions ($1.00 and $0.19 per
    share, respectively).....................        (1,850,722)      (322,092)
                                                    -----------    -----------
Increase (decrease) in net assets from Fund
  share transactions (Note 5)................        (6,692,436)     3,642,020
                                                    -----------    -----------
  Increase (decrease) in net assets..........        (9,217,832)     5,512,040

NET ASSETS:
  Beginning of year..........................        24,457,260     18,945,220
                                                    -----------    -----------
  End of year (including undistributed
    net investment income of $55,838
    and $633,204, respectively)..............       $15,239,428    $24,457,260
                                                    ===========    ===========













    The accompanying notes are an integral part of the financial statements.

                                    AR 15

THE RODNEY SQUARE INTERNATIONAL EQUITY FUND
-------------------------------------------
    FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------
The  following  table includes selected data for a share outstanding  throughout
each   year  and  other  performance  information  derived  from  the  financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                        FOR THE FISCAL YEARS ENDED OCTOBER 31,
                                     ------------------------------------------
                                      1995     1994    1993      1992    1991
                                     ------   ------  ------   ------   ------
NET ASSET VALUE - BEGINNING OF
  YEAR.............................  $13.36   $12.35  $ 9.60   $11.64   $11.08

INVESTMENT OPERATIONS:
  Net investment income (loss).....    0.03    (0.03)   0.04     0.01     0.18
  Net realized and unrealized gain
    (loss) on investment and
    foreign currency transactions..   (0.25)    1.23    2.71    (1.24)    0.62
                                     ------   ------  ------   ------   ------
      Total from investment
        operations.................   (0.22)    1.20    2.75    (1.23)    0.80
                                     ------   ------  ------   ------   ------
DISTRIBUTIONS:
  From net investment income.......      --       --      --    (0.05)   (0.13)
  From net realized gain on
    investment transactions........   (1.00)   (0.19)     --    (0.76)   (0.11)
                                     ------   ------  ------   ------   ------
      Total distributions..........   (1.00)   (0.19)     --    (0.81)   (0.24)
                                     ------   ------  ------   ------   ------
NET ASSET VALUE - END OF YEAR.....   $12.14   $13.36  $12.35   $ 9.60   $11.64
                                     ======   ======  ======   ======   ======
TOTAL RETURN*.....................  (1.18)%    9.74%  28.65% (11.42)%    7.42%

RATIOS (TO AVERAGE NET ASSETS)/
  SUPPLEMENTAL DATA:
    Expenses**....................    1.75%    1.75%   1.75%    1.75%    1.75%
    Net investment income (loss)..    0.29%  (0.21)%   0.37%    0.09%    1.12%
Portfolio turnover rate...........   67.1%     81.2%  148.4%   103.7%    74.5%
Net assets at end of year
  (000 omitted)................... $15,239   $24,457 $18,945  $20,418  $43,413


* These results do not include the sales load. If the sales load had been included, the returns would have been lower.

** The Adviser reimbursed the Fund for a portion of the Fund's expenses amounting to $.09, $.05, $.19, $.05, and $.02 per share for each of the five fiscal years in the period ended October 31, 1995, respectively. If these expenses had been incurred by the Fund, the ratio of expenses to average daily net assets would have been 2.51%, 2.15%, 3.51%, 2.20%, and 1.87%, for each of the five fiscal years in the period ended October 31, 1995, respectively.


                                    AR 16

THE RODNEY SQUARE INTERNATIONAL EQUITY FUND
-------------------------------------------
    NOTES TO FINANCIAL STATEMENTS
------------------------------------------------------------------------------
1. DESCRIPTION OF THE FUND. The Rodney Square International Securities Fund, Inc. (the "Corporation"), a diversified, open-end management investment company, was incorporated in Maryland on July 24, 1987, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Its Articles of Incorporation permit the Board of Directors to establish an unlimited number of series each of which may issue separate classes of shares. The Rodney Square International Equity Fund (the "Fund"), the only series established, commenced investment operations on November 2, 1987.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Fund:

   SECURITY VALUATION. The Fund's securities, except investments with remaining maturities of 60 days or less, are valued at their market value as determined by their last sales price in the principal market in which the securities are normally traded. Lacking any sales, a security will be valued at the mean between the closing bid and ask price. Debt securities having a maturity of 60 days or less are valued at cost with any premium amortized or discount accreted over the period remaining until maturity unless the Fund's Board of Directors determines that this does not represent fair value. All other securities and assets are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

   FEDERAL INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

   DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. Distributions of net investment income and net realized gains, if any, will be made annually. Additional distributions may be made to the extent necessary to avoid the payment of a 4% excise tax.

   FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

   (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and

   (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

   The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.



                                    AR 17

THE RODNEY SQUARE INTERNATIONAL EQUITY FUND
-------------------------------------------
    NOTES TO FINANCIAL STATEMENTS -- CONTINUED
------------------------------------------------------------------------------
2. SIGNIFICANT ACCOUNTING POLICIES--CONTINUED

   Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at the end of the fiscal period, resulting from changes in exchange rates.

   FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. In connection with portfolio purchases and sales of securities denominated in a foreign currency, the Fund may enter into forward foreign currency exchange contracts. Additionally, from time to time the Fund may enter into these contracts to hedge certain foreign currency assets.

   Foreign currency exchange contracts are recorded at market value. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Realized gains or losses arising from such transactions are included in net realized gain (loss) from foreign currency transactions.

   OTHER. Investment security transactions are accounted for on a trade date basis. The Fund uses the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date, except if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income is recorded on an accrual basis.

   The Fund reclassified $633,204, $107,068, and $(887,537) from undistributed net investment income, accumulated net realized gain on investments, and accumulated net realized (loss) on foreign currency transactions, respectively, to additional capital paid in. these reclassifications were made to present undistributed income and accumulated gains (losses) on a tax basis and have no impact on the net asset value of the Fund.

3. PURCHASES AND SALES OF INVESTMENT SECURITIES. Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended October 31, 1995 were $11,832,579 and $19,091,538, respectively.

4. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES. The Fund employs Wilmington Trust Company ("WTC"), a wholly owned subsidiary of Wilmington Trust Corporation, a publicly held bank holding company, to furnish investment advisory services to the Fund. Under WTC's Advisory Contract with the Corporation, WTC acts as Investment Adviser and, subject to the supervision of the Board of Directors, directs the investments of the Fund. The Fund's assets are managed by two sub-advisers, each of which has


                                    AR 18

THE RODNEY SQUARE INTERNATIONAL EQUITY FUND
-------------------------------------------
    NOTES TO FINANCIAL STATEMENTS -- CONTINUED
------------------------------------------------------------------------------
4. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES--CONTINUED

   entered into an identical Sub-Advisory Agreement with WTC and the Corporation. Each sub-adviser makes specific investments for the Fund in accordance with the Fund's investment objective, policies and limitations, and is compensated by WTC for the services it provides.

   The Fund pays WTC a monthly fee at the annual rate of 1.00% of the average daily net assets of the Fund. WTC has agreed to waive its advisory fee or reimburse the Fund monthly to the extent that expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) exceed an annual rate of 1.75% of the Fund's average daily net assets. This undertaking may be rescinded at any time in the future. The advisory fee for the fiscal year ended October 31, 1995 amounted to $192,537. During the fiscal year ended October 31, 1995, WTC reimbursed a portion of the Fund's expenses in the amount of $146,874.

   Rodney Square Management Corporation ("RSMC"), a wholly owned subsidiary of WTC, serves as Administrator to the Fund pursuant to an Administration Agreement with the Corporation dated December 31, 1992. As Administrator, RSMC is responsible for services such as financial reporting, compliance monitoring and corporate management. For the services provided, RSMC receives a monthly administration fee from the Fund at an annual rate of 0.09% of the Fund's average daily net assets. The administration fee paid to RSMC for the fiscal year ended October 31, 1995 amounted to $17,328.

   Pursuant to a Distribution Agreement with the Corporation dated as of December 31, 1992, Rodney Square Distributors, Inc. ("RSD"), a wholly owned subsidiary of WTC, manages the Fund's distribution efforts and utilizes its personnel to provide assistance and expertise in developing marketing plans and materials. The Corporation's Board of Directors has adopted, and the Fund's shareholders have approved, a distribution plan (the "12b-1 Plan") pursuant to Rule 12b-1 under the 1940 Act to allow the Fund to reimburse RSD for certain distribution activities and to allow WTC to incur certain expenses the payment of which may be considered to constitute indirect payment by the Corporation of distribution expenses of the Fund. The Board of Directors has authorized a payment of up to 0.25% of the Fund's average daily net assets annually to reimburse RSD for such expenses. For the fiscal year ended October 31, 1995 such expenses amounted to $6,857.

   RSMC determines the net asset value per share and provides accounting services to the Fund pursuant to an Accounting Services Agreement with the Corporation. For its services, RSMC receives an annual fee of $75,000 plus an amount equal to 0.03% of that portion of the Fund's average daily net assets over $100,000,000. For the fiscal year ended October 31, 1995, RSMC's fees for accounting services amounted to $75,000.

   RSMC serves as Transfer Agent and Dividend Paying Agent to the Fund pursuant to a Transfer Agent Agreement with the Corporation dated December 31, 1992. The Fund pays RSMC $7 per account per year, subject to a minimum fee of $1,000, per month, plus out-of-pocket expenses.


                                    AR 19

THE RODNEY SQUARE INTERNATIONAL EQUITY FUND
-------------------------------------------
    NOTES TO FINANCIAL STATEMENTS -- CONTINUED
------------------------------------------------------------------------------
4. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES--CONTINUED

   The Directors of the Corporation who are "interested persons" of the Corporation, WTC or its affiliates and all personnel of the Corporation or WTC performing services related to research, statistical and investment activities are paid by WTC or its affiliates. The fees and expenses of the "non-interested" Directors amounted to $5,400 for the fiscal year ended October 31, 1995.

5. FUND  SHARES.   At October 31, 1995, there were 100,000,000 shares  of  $0.01 par value common stock authorized. Transactions in shares of the Fund were as follows:
                                 FOR THE FISCAL YEAR      FOR THE FISCAL YEAR
                                ENDED OCTOBER 31, 1995   ENDED OCTOBER 31,1994
                                ----------------------   ---------------------
                                 SHARES      AMOUNT       SHARES     AMOUNT
                               ---------  -----------   ---------  ----------
  Shares sold.................   219,948  $ 2,630,182     576,988  $7,319,590
  Shares issued to shareholders
    in reinvestment of
    distributions from net
    investment income and net
    realized gains............   108,347    1,239,487      20,434     264,415
  Shares redeemed.............  (902,642) (10,562,105)   (301,534) (3,941,985)
                               ---------  -----------   ---------  ----------
  Net increase (decrease).....  (574,347) $(6,692,436)    295,888  $3,642,020
                                          ===========              ==========
  Shares outstanding:
    Beginning of year......... 1,829,997                1,534,109
                               ---------                ---------
    End of year............... 1,255,650                1,829,997
                               =========                =========

6. COMMITMENTS. As of October 31, 1995, the Fund had entered into forward foreign currency exchange contracts which contractually obligate the Fund to deliver currencies at specified future dates. The open contracts were as follows:

                                                                 NET UNREALIZED
                                                                  APPRECIATION
                                                      SETTLEMENT (DEPRECIATION)
     CONTRACTS TO DELIVER         IN EXCHANGE FOR        DATE     U.S. DOLLARS
-----------------------------  ---------------------- ---------- --------------
Australian Dollar          12  U.S. Dollar          9  11/01/95           0
Japanese Yen       35,166,667  U.S. Dollar    357,204  03/18/96       5,740
Japanese Yen       35,166,667  U.S. Dollar    358,313  04/16/96       5,387
Japanese Yen       35,166,666  U.S. Dollar    366,319  09/20/96       5,490
Netherlands Guilder   489,067  U.S. Dollar    309,830  11/01/95         470
German Mark            61,527  U.S. Dollar     43,702  11/07/95          75
U.S. Dollar           249,147  Austrian
                                 Schilling  2,437,902   11/06/95     (3,455)


                                    AR 20

THE RODNEY SQUARE INTERNATIONAL EQUITY FUND
-------------------------------------------
    REPORT OF INDEPENDENT AUDITORS
------------------------------------------------------------------------------

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Board of Directors of The Rodney Square International Securities Fund, Inc. and the Shareholders of The Rodney Square International Equity Fund:

We have audited the accompanying statement of assets and liabilities of The Rodney Square International Equity Fund, including the schedule of investments, as of October 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Rodney Square International Equity Fund at October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                                  /s/ Ernst & Young LLP
Baltimore, Maryland
November 30, 1995














                                    AR 21

THE RODNEY SQUARE INTERNATIONAL EQUITY FUND
-------------------------------------------
    TAX INFORMATION
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Pursuant  to  Section  852 of the Internal Revenue  Code  of  1986,  the  Fund
designates $1,283,047 ($0.6941 per share) as long-term capital gain dividend for purposes of calculating its dividend paid deduction. In addition, during the year ended October 31, 1995, the Fund recognized $66,639 of foreign source income.

Due to the nature of its investments, the Fund pays a variety of foreign taxes throughout the year. For the year ended October 31, 1995, the Fund paid foreign taxes of $33,640. The Fund intends to make a distribution in December 1995 and, as in prior years, it will make an election under Section 853 of the Internal Revenue Code. This election allows shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them.

In January 1996, shareholders will receive federal income tax information on all distributions paid to their accounts in the calendar year 1995. Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax return.


































                                    AR 22

               DIRECTORS
             Eric Brucker                      THE RODNEY SQUARE
            Fred L. Buckne                        INTERNATIONAL
          Martin L. Klopping                      EQUITY FUND
           John J. Quindlen
          ------------------

               OFFICERS
      Martin L. Klopping, PRESIDENT
   Joseph M. Fahey, Jr., VICE PRESIDENT           [Graphic] Ceasar
Robert C. Hancock, VICE PRESIDENT & TREASURER       Rodney upon his
    Marilyn Talman, Esq., SECRETARY                 gallopping horse
  Diane D. Marky, ASSISTANT SECRETARY               facing right,
 Connie L. Meyers, ASSISTANT SECRETARY              reverse image on
Louis C. Schwartz, Esq., ASSISTANT SECRETARY        dark background
  John J. Kelley, ASSISTANT TREASURER
 --------------------------------------------

           INVESTMENT ADVISER
        Wilmington Trust Company
        ------------------------

    ADMINISTRATOR AND TRANSFER AGENT
  Rodney Square Management Corporation
  ------------------------------------

               CUSTODIAN
      Chase Manhattan Bank, N.A.
      --------------------------

              DISTRIBUTOR
     Rodney Square Distributors, Inc.
     --------------------------------

            LEGAL COUNSEL
     Kirkpatrick & Lockhart LLP
     --------------------------

         INDEPENDENT AUDITORS                       ANNUAL REPORT
          Ernst & Young LLP                        OCTOBER 31, 1995
         --------------------



THIS REPORT IS SUBMITTED FOR THE GENERAL
INFORMATION OF THE SHAREHOLDERS  OF  THE
FUND.  THE REPORT IS NOT AUTHORIZED  FOR
DISTRIBUTION TO PROSPECTIVE INVESTORS IN
THE  FUND UNLESS PRECEDED OR ACCOMPANIED
BY AN EFFECTIVE PROSPECTUS.

RS01


                                    AR COVER

                                  APPENDIX

                       DESCRIPTION OF HEDGING STRATEGIES

      The following describes the Fund's hedging strategies. These strategies will not be changed without the approval of the Board of Directors and the prior notification of shareholders.

FUTURES AND FORWARD CURRENCY CONTRACTS

      The purchaser of a futures contract agrees to buy a specified underlying instrument or currency at a specified future date. Conversely, the seller of a futures contract agrees to sell the underlying instrument or currency at a specified future date. The date and price of the purchase or sale are fixed at the time the contract is entered into. Some currently available contracts are based on specific securities, some are based on indices of securities and some are based on foreign currencies. Futures contracts can be held until their delivery dates, or can be closed out before then, if a liquid secondary market is available. A futures contract is closed out by entering into an opposite position in an identical futures contract (for example, by purchasing a contract on the same instrument and with the same delivery date as a contract the party had sold) at the current price as determined on the futures exchange.

      The value of a futures contract tends to increase and decrease with the value of the underlying instrument. The purchase of a futures contract will tend to increase exposure to positive and negative price fluctuations in the underlying instrument in the same manner as if the underlying instrument had been purchased directly. By contrast, the sale of a futures contract will tend to offset both positive and negative market price changes, in the same manner as if the underlying instrument had been sold.

      As the purchaser or seller of a futures contract, the Fund would not be required to deliver or pay for the underlying instrument or currency unless the contract is held until the delivery date. However, the Fund would be required to deposit with its custodian, in the name of the futures broker (known as a futures commission merchant, or "FCM"), a percentage of the contract's value. This amount, which is known as initial margin, generally equals 10% or less of the value of the futures contract. Unlike margins in securities transactions, initial margin on futures contracts does not involve borrowing to finance the futures transactions. Rather, initial margin is in the nature of a good faith deposit or performance bond, and would be returned to the Fund when the futures position has been terminated and all contractual obligations have been satisfied. Initial margin may be maintained either in cash or in liquid high-quality debt securities, such as U.S. Government Securities.

     As the contract's value fluctuates, payments known as variation margin or maintenance margin are made to or received from the FCM. If the contract's value moves against the Fund (i.e., the Fund's futures position declines in value), the Fund may be required to make variation margin payments to the FCM, and, conversely, the Fund may be entitled to receive payments from the FCM if the value of its futures position increases. This process is known as "marking to market" and takes place on a daily basis. Variation margin does not involve borrowing to finance the futures transactions, but rather represents a daily settlement of the Fund's obligations to or from a clearing organization.

      The Fund may also utilize forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. Forward currency contracts generally are entered into by the Fund with major U.S. or foreign banks and securities or currency dealers on a principal, rather than a brokered, basis. Accordingly, forward currency contracts generally do not require margin deposits or the payment of commissions. When the Fund enters into a forward currency contract, it relies on its counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure of the counterparty to do so would result in the loss of any expected benefit of the transaction.

OPTIONS ON SECURITIES AND FUTURES CONTRACTS

      PURCHASING PUT OR CALL OPTIONS. By purchasing a put (or call) option, the Fund obtains the right (but not the obligation) to sell (or buy) the underlying instrument at a fixed strike price. The option's underlying instrument may be a specific security, a securities index, a foreign currency or a futures contract. The option may give the Fund the right to sell (or buy) only on the option's expiration date ("European Option"), or may be exercisable at any time up to and including that date ("American Option"). In return for this right, the Fund pays the current market price for the option (known as the option premium).

      The Fund may terminate its position in an option it has purchased by allowing the option to expire, closing it out in the secondary market at its current price, if a liquid secondary market exists, or by exercising it. If the option is allowed to expire, the Fund will lose the entire premium paid.

      WRITING PUT OR CALL OPTIONS. By writing a put (or call) option, the Fund takes the opposite side of the transaction from the option's purchaser (or seller). In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option's underlying instrument (or to sell or deliver the option's underlying instrument) if the other party to the option chooses to exercise it. When writing an option on a futures contract, the Fund will be required to make margin payments to an FCM as described above for futures contracts.

     Before exercise, the Fund may seek to terminate its position in an option it has written by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the Fund has written, however, the Fund must continue to be prepared to pay the strike price or to deliver the underlying instrument while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

COVER FOR OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACTS

      The Fund will not use leverage in connection with its use of options, futures and forward currency contracts. The Fund will not enter into an options, futures or forward currency contract transaction that exposes the Fund to an obligation to another party unless the Fund owns either (i) an offsetting ("covered ") position in securities, options, futures or forward currency contracts or (ii) has cash, receivables and liquid debt securities with a value sufficient at all times to cover its potential obligations. The Fund will comply with guidelines established by the SEC with respect to coverage of these strategies by mutual funds and, if the guidelines so require, will set aside cash and/or liquid, high-grade debt securities in a segregated account with its custodian in the amount prescribed. Securities, options, futures and forward currency contracts used for cover and securities held in a segregated account cannot be sold or closed out while the strategy is outstanding, unless they are replaced with similar assets. As a result, there is a possibility that the use of cover or segregation involving a large percentage of the Fund's assets, but not expected to exceed 30% of those assets, could impede management of the portfolio or the Fund's ability to meet redemption requests or other current obligations.

FUTURES AND RELATED OPTIONS STRATEGIES

      The Fund may engage in futures strategies to attempt to reduce the overall investment risk that would normally be expected to be associated with ownership of the securities in which the Fund invests. For example, the Fund may sell a stock index futures contract in anticipation of a general market or market sector decline that could adversely affect the market value of the Fund's portfolio. To the extent that the Fund's portfolio correlates with a given stock index, the sale of futures contracts on that index could reduce the risks associated with a market decline and thus provide an alternative to the liquidation of securities positions. Similarly, if the Fund has uninvested cash and anticipates that equity markets will move higher, the Fund may buy stock index futures contracts (on a covered basis) or purchase option contracts on stock index futures contracts to protect the Fund's buying power when the Fund anticipates purchasing equity securities at a later date.

      The Fund may sell an interest rate futures contract to offset price changes of debt securities it already owns. This strategy is intended to minimize any price changes in the debt securities the Fund owns (whether increases or decreases) caused by interest rate changes, because the value of the futures contract would be expected to move in the opposite direction from the value of the securities owned by the Fund. The Fund may purchase a call option on an interest rate futures contract to hedge against a market advance in debt securities that the Fund plans to acquire at a future date, or as a substitute for taking an actual position in such securities, when in the Fund's view this would be less expensive and/or less risky than acquiring such actual position. The purchase of such an option is analogous to the purchase of a call option on an individual debt security that can be used as a temporary substitute for a position in the security itself. The Fund may write covered call options on stock index futures as a partial hedge against a decline in the prices of stocks held in the Fund's portfolio. This is analogous to writing covered call options on securities. The Fund may purchase put options on stock index futures contracts. This is analogous to the purchase of protective put options on individual stocks where a level of protection is sought below which no additional economic loss would be incurred by the Fund. The Fund may purchase and write options in combination with each other to adjust the risk and return of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position where risk and return characteristics are similar to selling a futures contract.

      The Fund may sell foreign currency futures contracts to hedge against possible variations in the exchange rates of foreign currencies in relations to the U.S. dollar. In addition, the Fund may sell foreign currency futures contracts when a sub-adviser anticipates a general weakening of foreign currency exchange rates that could adversely affect the market values of the Fund's foreign securities holdings. In this case, the sale of futures contracts on the underlying currency may reduce the risk to the Fund of a reduction in market value caused by foreign currency exchange rate variations and, by so doing, provide an alternative to the liquidation of securities positions and resulting transaction costs. When a sub-adviser anticipates a significant foreign currency exchange rate increase while intending to invest in a security denominated in that currency, the Fund may purchase a foreign currency futures contract to hedge against that increase pending completion of the anticipated transaction. Such a purchase would serve as a temporary measure to protect the Fund against any rise in the foreign exchange rate that may add additional costs to acquiring the foreign security position. The Fund may also purchase call or put options on foreign currency futures contracts to obtain a fixed foreign exchange rate at limited risk. The Fund may purchase a call option on a foreign currency futures contract to hedge against a rise in the foreign exchange rate while intending to invest in a security denominated in that currency. The Fund may purchase put options on foreign currency futures contracts as a partial hedge against a decline in the foreign exchange rates or the value of its foreign portfolio securities. The Fund may write a call option on a foreign currency futures contract as a partial hedge against the effects of declining foreign exchange rates on the value of foreign securities.

      The Fund's futures transactions must constitute bona fide hedging or other permissible transactions pursuant to regulations promulgated by the Commodity Futures Trading Commission. In addition, the Fund may not engage in such activities generally if the sum of the amount of initial margin deposits and premiums paid for unexpired options on futures contracts would exceed 5% of the fair market value of the Fund's assets provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limit.

OPTION STRATEGIES

      The Fund may purchase put options to hedge positions in securities, in a manner similar to selling futures contracts. If stock prices or currency values fall, the value of the put option would be expected to rise and offset all or a portion of the Fund's resulting losses in its portfolio. However, option premiums tend to decrease over time as the expiration date nears. Therefore, because of the cost of the option (in the form of the premium and transaction costs), the Fund would expect to suffer a loss in the put option if prices do not decline sufficiently to offset the deterioration in the value of the option premium.

      The Fund may write put options as an alternative to purchasing actual securities or currencies. If stock prices or currency values rise, the Fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If stock prices or currency values remain the same over time, it is likely that the Fund will also profit, because it should be able to close out the option at a lower price. If stock prices or currency values fall, the Fund would expect to suffer a loss.

      By purchasing a call option, the Fund would attempt to participate in potential price increases of the underlying security or index or in potential increases in the exchange rate of the underlying currency, with results similar to those obtainable from purchasing a futures contract, but with risk limited to the cost of the option if stock prices and currency values fell. At the same time, the Fund can expect to suffer a loss if stock prices or currency values do not rise sufficiently to offset the cost of the option.

      The characteristics of writing call options are similar to those of writing put options, as described above, except that writing covered call options generally is a profitable strategy if prices and exchange rates remain the same or fall. Through receipt of the option premium, the Fund would seek to mitigate the effects of a price or currency exchange rate decline. At the same time, the Fund would give up its ability to participate in security price and exchange rate increases when writing call options.

RISKS OF FUTURES AND RELATED OPTIONS TRADING

      Successful use of futures contracts and related options by the Fund depends upon the ability of the Fund to assess market movements in currency values and in the securities and interest rate markets, which requires different skills and techniques than assessing the value of individual securities. Moreover, futures contracts relate not to the current value of the underlying instrument, but to the anticipated value at some point in the future; trading of stock index futures may not reflect the trading of the securities that are used to formulate the index or even actual fluctuations in the index itself. There is, in addition, the risk that the movements in the price of the futures contract will not correlate with the movements in the prices of the securities being hedged. Price distortions in the market place, such as result from increased participation by speculators in the futures market, may also impair the correlation between movements in the prices of futures contracts with movements in the prices of the hedged securities or currencies. If the price of the futures contract moves less than the price of securities or currencies that are the subject of the hedge, the hedge will not be fully effective; however, if the price of the securities or currencies being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of securities or currencies being hedged has moved in a favorable direction, this advantage may be partially offset by losses on the futures position.

      As is the case with futures contracts, holders and writers of forward currency contracts can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Since secondary markets generally do not exist for forward currency contracts, closing transactions generally can be made for forward currency contracts only by negotiating directly with the contra party. There can be no assurance that the Fund will in fact be able to liquidate a forward currency contract at a favorable price prior to maturity. Also, the precise matching of forward currency contract amounts and the value of the related securities will not generally be possible due to changes in the value of the securities following the date on which the forward currency contract is established.

      Options have a limited life and thus can only be disposed of within a specific time period. Positions in futures contracts may be closed out only on an exchange or board of trade that provides a secondary market for such futures contracts. Although the Fund intends to purchase and sell futures only on exchanges or boards of trade where there appears to be a liquid secondary market, there can be no assurance that such a market will exist for any particular contract at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the Fund would continue to be required to make variation margin payments.

      Purchasers of options on futures contracts pay a premium in cash at the time of purchase, which in the event of adverse price movements, could be lost. Sellers of options or futures contracts must post initial margin and are subject to additional margin calls that could be substantial in the event of adverse price movements. In addition, the Fund's activities in the futures markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

RISKS OF OPTIONS TRADING

      The success of the Fund's option strategies depends on many factors, the most significant of which is its ability to assess movements in the direction of individual securities and currencies and the overall securities, currencies and interest rate markets.

      The exercise price of the options may be below, equal to or above the current market value of the underlying securities, currencies or indices. Purchased options that expire unexercised have no value. Unless an option purchased by the Fund is exercised or unless a closing transaction is effected with respect to that position, the Fund will realize a loss in the amount of the premium paid and any transaction costs.

     The Fund may purchase and write both exchange-listed and over-the-counter ("OTC") options. Most exchange-listed options relate to stocks. Exchange markets for options on debt securities and foreign currencies exist, but they are relatively new, and the majority of such options currently are traded on the OTC market.

      The ability to establish and close out positions on the exchanges is subject to the maintenance of a liquid secondary market. A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Although the Fund intends to purchase or write only those exchange-traded options for which there appears to be an active secondary market, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time. Closing transactions may be effected with respect to options traded in the OTC markets (currently the primary markets for options on debt securities and foreign currencies) only by negotiating directly with the other party to the option contract or in a secondary market for the option if such market exists. Although the Fund will enter into OTC options only with dealers that agree to enter into, and that are expected to be capable of entering into, closing transactions with the Fund, there is no assurance that the Fund will be able to liquidate an OTC option at a favorable price at any time prior to expiration. In the event of insolvency of the contra-party, the Fund may be unable to liquidate an OTC option. Accordingly, it may not be possible to effect closing transactions with respect to certain options, with the result that the Fund would have to exercise those options which it has purchased in order to realize any profit. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because the Fund must maintain a covered position with respect to any call option it writes on a security or currency, the Fund may not sell the underlying security or currency (or invest any cash, government securities or short-term debt securities used to cover an index option) during the period it is obligated under the option. This requirement may impair the Fund's ability to sell a portfolio security or make an investment at a time when such a sale or investment might be advantageous.

      Options on indices are settled exclusively in cash. If the Fund writes a call option on an index, the Fund will not know in advance the difference, if any, between the closing value of the index on the exercise date and the exercise price of the call option itself, and thus will not know the amount of cash payable upon settlement. In addition, a holder of an index option who exercised it before the closing index value for the day is available runs the risk that the level of the underlying index may subsequently change.

      The Fund's activities in the options markets may result in higher portfolio turnover rates and additional brokerage costs.

SPECIAL RISKS RELATED TO FOREIGN CURRENCY OPTIONS AND FUTURES CONTRACTS

      Options and futures contracts on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally. The value of a foreign currency option or futures contract depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the Fund's position in a foreign currency option or currency contract may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options or futures transactions, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) at prices that are less favorable than for round lots.

      There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (that is, less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options or futures markets until they reopen.

      As with other options and futures positions, the Fund's ability to establish and close out such positions in foreign currencies is subject to the maintenance of a liquid secondary market. Trading of some such positions is relatively new. Although the Fund will not purchase or write such positions unless and until, in WTC's opinion, the market for them has developed sufficiently to ensure that the risks in connection with such positions are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option or futures contract at any specific time. Moreover, the Fund will not enter into OTC options that are illiquid if, as a result, more than 15% of its net assets would be invested in illiquid securities.

      Settlement of a foreign currency futures contract must occur within the country issuing the underlying currency. Thus, the Fund must accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents, and it may be required to pay any fees, taxes and charges associated with such delivery that are assessed in the issuing country.

             THE RODNEY SQUARE INTERNATIONAL SECURITIES FUND, INC.
                          Items Required By Form N-1A
                         PART C.  -  OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS.

  a. Financial Statements:

     Included in Part A of this Registration Statement:

       Financial Highlights for each of the eight years in the period ended October 31, 1995.

     Included in Part B of this Registration Statement:

          Investments, October 31, 1995
          Statement of Assets and Liabilities, October 31, 1995
          Statement of Operations, for the fiscal year ended October 31, 1995 Statement of Changes in Net Assets, for the fiscal years ended
             October 31, 1995 and 1994
          Financial Highlights, for each of the five years in the period ended
             October 31. 1995
          Notes to Financial Statements.

   Statements, schedules and historical information other than those listed above have been omitted since they are either not applicable or are not required.

  b. Exhibits:

      1.   (a)  Articles    of   Incorporation   dated    July    24,    1987.
                (Incorporated  by  reference  to  Exhibit  (1)   to   original
                Registration Statement filed on July 24, 1987.)

           (b) Articles of Amendment dated November 13, 1992 to the Articles of Incorporation dated July 24, 1987. (Incorporated by reference to Exhibit (1)(b) of Post-Effective Amendment No. 6 to this Registration Statement filed on December 31, 1992.)

           (c)  Articles  of   Amendment   dated   February  1,  1993  to  the
                Articles of Incorporation dated July 24, 1987. (Incorporated by reference to Exhibit (1)(c) of Post-Effective Amendment No. 7 to this Registration Statement filed on December 31, 1993.)

      2.   (a)  By-Laws   of   the  Corporation.   (Incorporated by  reference
                to Exhibit (2) to original Registration Statement filed on July 24, 1987.)

           (b) By-Laws of the Corporation as Amended on October 2, 1987. (Incorporated by reference to Exhibit (2) of Pre-Effective Amendment No. 2 to this Registration Statement.)

      3.   Voting Trust Agreement - None.

             THE RODNEY SQUARE INTERNATIONAL SECURITIES FUND, INC.
                    Items Required By Form N-1A (CONTINUED)
                   PART C.  -  OTHER INFORMATION (CONTINUED)

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS (CONTINUED).

      4.   Instruments Defining the Rights of Shareholders.

           (a) Articles of Incorporation dated July 24, 1987 as Amended November 13, 1992 and February 1, 1993 (relevant portions). (Incorporated by reference to Exhibit 4(a) to Post-Effective Amendment No. 7 to this Registration Statement filed on December 30, 1993.)

           (b) By-Laws of the Registrant as Amended October 2, 1987 (relevant portions). (Incorporated by reference to Exhibit 4(b) to Post-Effective Amendment No. 7 to this Registration Statement filed on December 30, 1993.)

      5.   (a)  Investment  Advisory  Agreement   between  the  Registrant and
                Wilmington   Trust   Company  effective  February   1,   1993.
                (Incorporated by reference to Exhibit (5)(a) of Post-Effective
                Amendment  No.  6  to  this Registration  Statement  filed  on
                December 31, 1992.)

           (b)  Sub-Advisory   Agreement   among  the  Registrant,  Wilmington
                Trust Company and Scudder, Stevens & Clark, Inc., effective February 1, 1993.

           (c)  Sub-Advisory   Agreement   among   the Registrant,  Wilmington
                Trust Company and Clemente Capital, Inc., effective February 1, 1993.

      6. (a) Distribution Agreement between the Registrant and Rodney Square Distributors, Inc., effective December 31, 1992.

           (b) Form of Selected Dealer Agreement between Rodney Square Distributors, Inc. and the broker-dealer listed in Schedule B to the Agreement effective December 31, 1993. (Incorporated by reference to Exhibit 6(b) to Post-Effective Amendment No. 7 to this registration statement filed on December 30, 1993.

      7.   Bonus, Profit Sharing or Pension Plans - None.

      8.   (a)  Custodian   Contract   between   the Registrant and The  Chase
                Manhattan  Bank  dated  October 21,  1987.   (Incorporated  by
                reference to Exhibit 8 to Pre-Effective Amendment No. 2 to this Registration Statement.)

           (b)  Fee   Schedule  for   Exhibit   8(a).     (Incorporated     by
                reference to Exhibit 8(b) to Post-Effective Amendment No. 2 to this Registration Statement filed on December 30, 1988.)

             THE RODNEY SQUARE INTERNATIONAL SECURITIES FUND, INC.
                    Items Required By Form N-1A (CONTINUED)
                   PART C.  -  OTHER INFORMATION (CONTINUED)

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS (CONTINUED).

           (c) First Amendment to The Rodney Square International Securities Fund, Inc. Global Custody Agreement between the
                Registrant and The Chase Manhattan Bank dated February 20, 1989. (Incorporated by reference to Exhibit 8(c) to Post-Effective Amendment No. 3 to this Registration Statement filed on December 29, 1989.)

      9.   (a)  Accounting    Services Agreement   between   Registrant    and
                Rodney  Square Management Corporation dated February 1,  1991.
                (Incorporated  by reference to Exhibit 9(a) to  Post-Effective
                Amendment  No.  5  to  this Registration  Statement  filed  on
                December 27, 1991.)

           (b)  Transfer   Agency   Agreement   between   the  Registrant  and
                Rodney  Square Management Corporation effective  December  31,
                1992.

           (c) Administration Agreement between the Registrant and Rodney Square Management Corporation effective December 31, 1992. (Incorporated by reference to Exhibit (9)(c) of Post-Effective Amendment No. 6 to this Registration Statement filed on December 31, 1992.)

      10.  (a)  Opinion   of   Kirkpatrick   &   Lockhart.   (Incorporated  by
                reference to Exhibit 10 to original Registration Statement filed on July 24, 1987.)

           (b)  Opinion   of   Kirkpatrick  &  Lockhart LLP relating  to  Rule
                24e-2 Registration.

      11.  Consent of Ernst & Young LLP, independent auditors for Registrant.

      12.  Financial Statements omitted from Part B - None.

      13.  Letter of Investment Intent.  (Incorporated by reference to Exhibit
           (13)   of  Pre-Effective  Amendment  No.  2  to  this  Registration
           Statement.)

      14.  Prototype Retirement Plan - None.

      15. Revised Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 of the Registrant with respect to The Rodney Square International Equity Fund effective February 1, 1993.

      16.  Schedule for Computation of Performance Quotations.

      17.  Financial Data Schedule.

             THE RODNEY SQUARE INTERNATIONAL SECURITIES FUND, INC.
                    Items Required By Form N-1A (CONTINUED)
                   PART C.  -  OTHER INFORMATION (CONTINUED)

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS (CONTINUED).

      Power of Attorney included as part of the signature page of this Post-Effective
      Amendment No. 9.

ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

  a.  Persons Controlled by Registrant:  None

  b. Persons who may be deemed to be under Common Control with Registrant in the event Wilmington Trust Corporation ("WT Corp.") and/or Wilmington Trust Company ("WTC") may be deemed to be a controlling person(s) of the
      Registrant:

      MUTUAL FUNDS
      The Rodney Square Fund
      The Rodney Square Tax-Exempt Fund
      The Rodney Square Strategic Fixed-Income Fund
      The Rodney Square Multi-Manager Fund

                                                                  % HELD
      CORPORATE ENTITY                  STATE OF ORG.            BY WT CORP.
      ---------------                   -------------            -----------
      Wilmington Trust Company          Delaware                 100%
      Wilmington Trust FSB              Federally Chartered      100%
      Wilmington Trust of
        Pennsylvania                    Pennsylvania             100%

                                                                   % HELD
      CORPORATE ENTITY                  STATE OF ORG.            BY WT CORP.
      ---------------                   -------------            -----------
      Brandywine Insurance Agency, Inc. Delaware                    100%
      Brandywine Finance Corp.          Delaware                    100%
      Brandywine Life Insurance
        Company, Inc.                   Delaware                    100%
      Compton Realty Corporation        Delaware                    100%
      Delaware Corp. Management         Delaware                    100%
      Drew-I Ltd.                       Delaware                    100%
      Drew-VIII Ltd.                    Delaware                    100%
      Holiday Travel Agency, Inc.       Delaware                    100%
      Rodney Square Distributors, Inc.  Delaware                    100%
      Rodney Square Management
        Corporation                     Delaware                    100%
      Siobain-VI Ltd.                   Delaware                    100%
      Wilmington Brokerage Services
         Company                        Delaware                    100%
      Wilmington Capital Management,
         Inc.                           Delaware                    100%
      WTC Corporate Services, Inc.      Delaware                    100%
      WTC Investments Inc.              Delaware                    100%
      100 West 10th St. Corporation     Delaware                    100%

             THE RODNEY SQUARE INTERNATIONAL SECURITIES FUND, INC.
                    Items Required By Form N-1A (CONTINUED)
                   PART C.  -  OTHER INFORMATION (CONTINUED)

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT (CONTINUED).

      PARTNERSHIPS
      ------------
      Rodney Square Investors, L.P.

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES (AS OF JANUARY 31, 1996).

           (1)                                       (2)
      TITLE OF CLASS                   NUMBER OF RECORD SHAREHOLDERS
      --------------                   -----------------------------
      Shares of common stock
      $.01 par value

      The Rodney Square International
      Equity Fund                                   440

ITEM 27.  INDEMNIFICATION.

     Article Tenth, Section 10.1 of the Registrant's Articles of Incorporation provides that to the maximum extent permitted by law, no director or officer of the Registrant shall be liable to the Registrant or its stockholders for monetary damages. Section 10.2 provides that the Registrant shall indemnify its present and past directors, officers, employees, and agents and persons who are serving or have served at the request of the Registrant as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust or enterprise, ("covered person"), to the maximum extent permitted by law; provided that no director, officer, investment adviser or principal underwriter of the Registrant shall be indemnified in violation of Section (h) or (i) of the Investment Company Act of 1940 ("1940 Act"). The Registrant may maintain insurance policies on behalf of any covered person against any liability asserted against him and incurred by him in any such capacity or arising out of his status as such.

      Paragraph 7(a) of the Investment Advisory Agreement between Wilmington Trust Company ("WTC") and the Registrant dated February 1, 1993 provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties on the part of WTC, WTC shall not be subject to liability to the Registrant or to any shareholder of the Registrant or its Series for any act or omission in the course of performing its duties under the contract or for any losses that may be sustained in the purchase, holding or sale of any security. Paragraph 7(c) provides that no provision of the contract shall be construed to protect any director or officer of the Registrant, or WTC, from liability in violation of Sections 17(h) or 17(i) of the 1940 Act.

             THE RODNEY SQUARE INTERNATIONAL SECURITIES FUND, INC.
                    Items Required By Form N-1A (CONTINUED)
                   PART C.  -  OTHER INFORMATION (CONTINUED)

ITEM 27.  INDEMNIFICATION (CONTINUED).

      Paragraph 12 of the Sub-Advisory Agreements between the Registrant, WTC and each of Scudder, Stevens & Clark, Inc. and Clemente Capital, Inc. (each a "Sub-Adviser"), dated February 1, 1993, provides that the Sub-Adviser shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within its discretion or rights or powers, or in accordance with (or in the absence of) specific directions or instructions from the Registrant or WTC, provided, however, that such acts or omissions shall not have resulted from the Sub-Adviser's willful misfeasance, bad faith, gross negligence or a reckless disregard of duty. Paragraph 12 also states that no provision of Paragraph 12 shall be construed in a manner inconsistent with Sections 17(i) of the 1940 Act.

      Paragraph 11 of the Distribution Agreement between the Registrant and Rodney Square Distributors, Inc. ("RSD") dated December 31, 1992, provides that the Registrant agrees to indemnify and hold harmless RSD against any loss, liability, claim, damages or expense arising by reason of any person acquiring any shares, based upon the Securities Act of 1933 (the "1933 Act") or any other statute or common law, alleging any wrongful act of the Registrant or any of its employees or representatives, or based upon the grounds that the registration statements, or other information filed or made public by the Registrant included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements not misleading. RSD, however, will not be indemnified to the extent that the statement or omission is based on information provided in writing by RSD. In addition, RSD will not be indemnified if it acts with willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations.

      Paragraph 18 of the Transfer Agency Agreement between the Registrant and RSMC dated December 31, 1992 provides that RSMC and its nominees shall be held harmless from all taxes, charges, expenses, assessments, claims and liabilities including, without limitation, liabilities arising under the 1933 Act, the Securities Exchange Act of 1934 and any state or foreign securities and blue sky laws, and amendments thereto, and expenses including without limitation reasonable attorneys' fees and disbursements arising directly or indirectly from any action or omission to act which RSMC takes at the request of or on the direction of or in reliance on the advice of the Registrant or upon oral or written instructions in the absence of RSMC or its nominees' own willful misfeasance, bad faith, negligence or reckless disregard of its duties and obligations under such Agreement.

      Paragraph 13 of the Accounting Services Agreement between the Registrant and RSMC dated February 1, 1991 is similar to Paragraph 18 of the Transfer Agency Agreement.

             THE RODNEY SQUARE INTERNATIONAL SECURITIES FUND, INC.
                    Items Required By Form N-1A (CONTINUED)
                   PART C.  -  OTHER INFORMATION (CONTINUED)

ITEM 27.  INDEMNIFICATION (CONTINUED).

      Registrant undertakes to carry out all indemnification provisions of its Articles of Incorporation, Investment Advisory Agreement, Sub-Advisory Agreements, Distribution Agreement, Accounting Services Agreement and Transfer Agency Agreement in accordance with Investment Company Act Release No. 11330 (September 4, 1980) and successor releases.

      Insofar as indemnification for liability arising under the 1933 Act may be permitted to Directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction in question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 28.  BUSINESS OR OTHER CONNECTIONS OF INVESTMENT ADVISER.

      Wilmington  Trust  Company ("WTC"), a Delaware  corporation,  serves  as
investment   adviser   to   the  Registrant.   It  currently   manages   large
institutional accounts and collective investment funds.

      The directors and principal executive officer of the Adviser have held the following positions of a substantial nature in the past two years:

                              BUSINESS OR OTHER CONNECTIONS OF PRINCIPAL
                              EXECUTIVE OFFICERS AND DIRECTORS OF
          NAME                REGISTRANT'S ADVISER
          ----                ------------------------------------------
Robert H. Bolling, Jr.        Owner, R.H. Bolling, Jr. P.E. (consulting
                                engineering firm)
Carolyn S. Burger             President and Chief Executive Officer of
                                Diamond State Telephone Company
Ted T. Cecala                 Vice Chairman and Chief Operating Officer,
                                Wilmington Trust Company
Richard R. Collins            Retired President, American Life Insurance
                                Company
Charles S. Crompton, Esq.     Attorney, Partner, Potter Anderson & Corroon
                                (law firm)
H. Stewart Dunn, Jr., Esq.    Attorney, Partner, Ivins, Phillips & Barker
                                (law firm)
Edward B. du Pont             Private investor; Director, E. I. du Pont de
                                Nemours & Co., Inc.; Retired Chairman,
                                Atlantic Aviation Corporation

             THE RODNEY SQUARE INTERNATIONAL SECURITIES FUND, INC.
                    Items Required By Form N-1A (CONTINUED)
                   PART C.  -  OTHER INFORMATION (CONTINUED)

ITEM 28.  BUSINESS OR OTHER CONNECTIONS OF INVESTMENT ADVISER (CONTINUED).

                                  BUSINESS OR OTHER CONNECTIONS OF PRINCIPAL
                                  EXECUTIVE OFFICERS AND DIRECTORS OF
          NAME                    REGISTRANT'S ADVISER
          ----                    ------------------------------------------
Robert C. Forney                  Retired Executive Vice President and
                                    Director, E. I. du Pont de Nemours & Co.,
                                    Inc.
Thomas L. Gossage                 Chairman and Chief Executive Officer,
                                    Hercules Incorporated
Robert V.A. Harra, Jr.            President and Treasurer, Wilmington Trust
                                    Company
Andrew B. Kirkpatrick, Jr., Esq.  Attorney, Partner, Morris, Nichols, Arsht &
                                    Tunnell (law firm)
Rex L. Mears                      President of Ray L. Mears & Sons, Inc.
                                    (farming corporation)
Hugh E. Miller                    Retired Executive, Formerly Vice Chairman,
                                    ICI Americas, Inc.; has been with parent
                                    Imperial Chemicals Industries PLC for 20
                                    years including management positions in the
                                    United States and Europe
Stacey J. Mobley                  Senior Vice President of Communications, E.
                                    I. du Pont de Nemours & Co., Inc.
Leonard W. Quill                  Chairman and Chief Executive Officer,
                                    Wilmington Trust Company; formerly
                                    President and Chief Operating Officer
David P. Roselle                  President, University of Delaware
Thomas P. Sweeney, Esq.           Attorney, member, Richards, Layton & Finger
                                    (law firm)
Bernard J. Taylor, II             Retired Chairman and Chief Executive Officer,
                                    Wilmington Trust Company
Mary Jornlin Theisen              Former New Castle County Executive
Robert W. Tunnell, Jr.            Managing Partner of Tunnell Companies, L.P.,
                                    owner and developer of real estate

     WTC and the Registrant have entered into Sub-Advisory Agreements with the registered investment advisers listed below who will act as sub-advisers and will advise WTC with regard to the Registrant. The description of the selection and evaluation of sub-advisers given in the Prospectus entitled "Management of the Fund" is hereby incorporated by reference. Each sub-adviser is described in its Form ADV, on file with the Securities and Exchange Commission. Such Forms ADV are hereby incorporated by reference. The corresponding identification number of each such Form ADV is listed below.

                                               FORM ADV
     PORTFOLIO ADVISER                  IDENTIFICATION NUMBER
     -----------------                  ---------------------
     Scudder, Stevens & Clark, Inc.     File No. 801-252
     Clemente Capital, Inc.             File No. 801-16247

             THE RODNEY SQUARE INTERNATIONAL SECURITIES FUND, INC.
                    Items Required By Form N-1A (CONTINUED)
                   PART C.  -  OTHER INFORMATION (CONTINUED)

ITEM 29.  PRINCIPAL UNDERWRITERS.

      (a)  The Rodney Square Fund
           The Rodney Square Strategic Fixed-Income Fund
           The Rodney Square Multi-Manager Fund
           The Rodney Square Tax-Exempt Fund
           1838 Investment Advisors Funds
           Dracena Funds, Inc.
           Heitman Real Estate Fund - Heitman/PRA Institutional Class The HomeState Group
           Kiewit Mutual Fund
           The Olstein Funds
      (b)

(1)                        (2)                                (3)

                                                              POSITION AND
NAME AND PRINCIPAL         POSITION AND OFFICES WITH          OFFICES WITH
BUSINESS ADDRESS           RODNEY SQUARE DISTRIBUTORS, INC.   REGISTRANT
------------------         --------------------------------   ------------

Jeffrey O. Stroble         President, Secretary,              None
1105 North Market Street   Treasurer & Director
Wilmington, DE  19890

Martin L. Klopping         Director                           President &
                                                                Director
Rodney Square North
1100 North Market Street
Wilmington, DE  19890

Cornelius G. Curran        Vice President                     None
1105 North Market Street
Wilmington, DE  19890

      (c)  None.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS.

      Certain accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder and the records relating to the duties of the Registrant's transfer agent are maintained by Wilmington Trust Company and Rodney Square Management Corporation, respectively both at Rodney Square North, 1100 North Market Street, Wilmington, DE 19890-0001. Records relating to the duties of the Registrant's custodian are maintained by Chase Manhattan Bank, N.A., One Chase Manhattan Plaza, New York, NY 10081.

ITEM 31. MANAGEMENT SERVICES

     Inapplicable.

             THE RODNEY SQUARE INTERNATIONAL SECURITIES FUND, INC.
                    Items Required By Form N-1A (CONTINUED)
                   PART C.  -  OTHER INFORMATION (CONTINUED)

ITEM 32. UNDERTAKINGS.

     Registrant hereby undertakes to furnish a copy of the Registrant's latest Annual Report to Shareholders to each person to whom a copy of the Registrant's Prospectus is delivered, upon request and without charge.

                                                            File No. 33-16056
                                                            File No. 811-5255


                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                   EXHIBITS

                                      TO

                                   FORM N-1A


                        POST-EFFECTIVE AMENDMENT NO. 9

                           TO REGISTRATION STATEMENT

                                     UNDER

                          THE SECURITIES ACT OF 1933


                                      AND


                               AMENDMENT NO. 11

                           TO REGISTRATION STATEMENT

                                     UNDER

                      THE INVESTMENT COMPANY ACT OF 1940

             THE RODNEY SQUARE INTERNATIONAL SECURITIES FUND, INC.

             THE RODNEY SQUARE INTERNATIONAL SECURITIES FUND, INC.

                                 EXHIBIT INDEX




Exhibit 5(b)  Sub-Advisory Agreement among the Registrant, Wilmington
              Trust Company and Scudder,Stevens & Clark, Inc.........  EX-5.B

Exhibit 5(c)  Sub-Advisory Agreement among the Registrant, Wilmington
              Trust Company and Clemente Capital, Inc................  EX-5.C

Exhibit 6(a)  Distribution Agreement between the Registrant and
              Rodney Square Distributors, Inc........................  EX-6.A

Exhibit 9(b)  Transfer Agency Agreement between the Registrant and
              Rodney Square Management Corporation...................  EX-9.B

Exhibit 10(b) Opinion of Kirkpatrick & Lockhart LLP relating to 24e-2 registration...........................................  EX-10.B

Exhibit 11    Consent of Ernst & Young LLP independent auditors for
              Registrant.............................................  EX-11

Exhibit 15 Revised Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 of the Registrant with respect to The Rodney Square
              International Equity Fund effective February  1, 1993..  EX-15

Exhibit 16    Schedule for Computation of Performance
              Quotations.............................................  EX-16

Exhibit 17    Financial Data Schedule ...............................  EX-17